As filed with the Securities and Exchange Commission on April 19, 2018
File No. 333-91931
811-07622
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	26	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	361	/X/

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT TEN

(Exact Name of Registrant)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2018 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

PUTNAM HARTFORD CAPITAL MANAGER PLUS
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT TEN (EST. 3/1/93)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TEN (EST. 6/22/87)
PO BOX 14293
LEXINGTON, KY 40512-4293
1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.thehartford.com/annuities

On December 3, 2017, a Stock and Asset Purchase Agreement (the “Purchase Agreement”) was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of Hartford Life Insurance Company ("HLIC") and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.
The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the Sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.
Additional information regarding the Talcott Resolution Sale Transaction can be found on The Hartford's* website at https://ir.thehartford.com and in Current Reports on Form 10-K filed by HFSG on February 23, 2018 and by HLIC on March 1, 2018 with the Securities and Exchange Commission.
*The Hartford Financial Services Group, Inc., (NYSE: HIG) operates through its subsidiaries under the brand name, The Hartford, and is headquartered in Hartford, Conn.
* * * * * * * * * *
The variable annuity product described in this prospectus is no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in- force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
We call this annuity "Plus" because each time you make a Premium Payment, we will credit your Contract Value with a Payment Enhancement. The expenses for this annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.
This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”) where you agreed to make at least one Premium Payment to us and we agreed to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups.
At the time you purchased your Contract, you allocated your Premium Payment to “Sub-Accounts.” These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds described in this prospectus are part of the following Portfolio companies: Putnam Investments, LLC.
At the time you purchased your Contract you were able to allocate some or all of your Premium Payment to the “Fixed Accumulation Feature,” which pays an interest rate guaranteed for a certain time period from the time the Premium

Payment is made. Amounts allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account. The Fixed Accumulation Feature is currently not available.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft

You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

4

5

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and withdrawals.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date.
Annuity Commencement Date: The date we start to make Annuity Payouts.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract, upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First. The initial Benefit Amount is your Premium Payments if you elected the benefit upon purchase or your Contract Value on the date we add the benefit to your Contract if you elect the benefit at a later date. The Benefit Amount is referred to as the Guaranteed Remaining Balance in your Contract.
Benefit Payment: The maximum guaranteed payment that can be made each Contract Year under The Hartford's Principal First. The initial Benefit Payment is equal to 7% of your Premium Payments if you elect the benefit upon purchase or 7% of your Contract Value on the date we add the benefit to your Contract. The Benefit Payment can never exceed the Benefit Amount. The Benefit Payment is called Guaranteed Annual Withdrawal Benefit in your Contract.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

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Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge (“CDSC”): The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable if the Contract Owner, Joint Contract Owner, or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account, where you may allocate a portion of your Contract Value. In the Contract, the Fixed Accumulation Feature is called the “Fixed Account.” If you signed the application for your Contract on or after December 12, 2002, or if your Contract was issued on or after December 12, 2002, you cannot allocate any Premium Payments or transfer any Contract Value to the Fixed Accumulation Feature until further notice.
General Account: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or facsimile. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Enhancement: An amount that we credit your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.

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Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.
The Hartford's Principal First: An option that was available at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount is different if you elected this benefit after you purchased your Contract. This benefit is called the Guaranteed Income Benefit in your Contract. This rider/option can no longer be elected or added after you purchase your Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)
First Year (2)	8%
Second Year	8%
Third Year	8%
Fourth Year	8%
Fifth Year	7%
Sixth Year	6%
Seventh Year	5%
Eighth Year	0%

(1)
Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2)	Length of time from each Premium Payment.
Contract Owner Periodic Expenses
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)
Mortality and Expense Risk Charge	1.50%
Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.65%
Optional Charges (as a percentage of average daily Sub-Account Value)
The Hartford’s Principal First Charge	0.75%
Optional Death Benefit Charge	0.15%
Earnings Protection Benefit Charge	0.20%
Total Separate Account Annual Expenses with all optional charges	2.75%

(3)
An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

This table shows the minimum and maximum total Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.7%	1.59%

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EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses including all Optional Charges, and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract. If you did not select all of the optional benefits, your expenses would be lower than those shown in the Example.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, we assume a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, we waive the Annual Maintenance Fee, so the Example shows charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,203
3 years	$2,161
5 years	$3,030
10 years	$4,800

(2)	If you annuitize at the end of the applicable time period:

1 year	$368
3 years	$1,321
5 years	$2,278
10 years	$4,691

(3)	If you do not Surrender your Contract:

1 year	$475
3 years	$1,428
5 years	$2,385
10 years	$4,800

Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see “How is the value of my Contract calculated before the Annuity Commencement Date?” Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-862-6668.
Highlights
How do I purchase this Contract?
This Contract is closed to new investors. In addition, as of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either Full or Partial). Subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase® Program or are part of certain retirement plans.

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What are Payment Enhancements?
Each time you make a Premium Payment, we will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.
We developed a variety of variable annuities to help you meet your goals. We issued variable annuities that do not have Payment Enhancements, but that do have lower mortality and expense risk charges and shorter contingent deferred sales charge periods than this Contract. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.
What type of sales charges apply?
You didn’t pay a sales charge when you purchased your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Contingent Deferred	Premium Payment Sales Charge
1	8%
2	8%
3	8%
4	8%
5	7%
6	6%
7	5%
8 or more	0%
You won’t be charged a Contingent Deferred Sales Charge on:

✓	The Annual Withdrawal Amount

✓	Premium Payments that have been in your Contract for more than seven years

✓	Payment Enhancements or earnings

✓	Distributions made due to death

✓	Distributions under a program for substantially equal periodic payments made for your life expectancy

✓	Most payments we make to you as part of your Annuity Payout
Is there an Annual Maintenance Fee?
We deduct this $30 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:

•	Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.50% of your Contract Value invested in the Sub-Accounts.

•	Administrative Charge — This charge is for administration. It is deducted daily and is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts.

•	Annual Fund Operating Expenses — These charges are for the underlying Funds. See the Funds’ prospectuses for more complete information.

•
The Hartford's Principal First Charge — If you elected The Hartford's Principal First, we deduct an additional charge on a daily basis based on your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we continue to deduct the charge until we begin to make Annuity Payouts.

•	Optional Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. The Optional Death Benefit adds new features to your Death Benefit calculation.
If you elected the Optional Death Benefit, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

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•
Earnings Protection Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. The Earnings Protection Benefit adds new features to your Death Benefit calculation.

If you elected the Earnings Protection Benefit, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.
If you elect the Deferral Option, then upon the original Annuity Commencement Date, The Hartford's Principal First, the Optional Death Benefit and the Earnings Protection Benefit riders are terminated and the associated rider charges will no longer be assessed.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Life Annuity with Payment for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

➢	You may have to pay income tax on the money you take out and, if you Surrender before you are age 59½, you may have to pay a federal income tax penalty

➢	You may have to pay a Contingent Deferred Sales Charge on the money you Surrender
Will Hartford pay a Death Benefit?
There is a Death Benefit if the Contract Owner, joint Contract Owner or the Annuitant, if applicable, die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us.
The Death Benefit amount will remain invested in the Sub-Accounts and Fixed Accumulation Feature according to your last instructions and will fluctuate with the performance of the underlying Funds.
If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

•	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

•	The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,

•	Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier.
If you purchased your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

•
Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchased your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

•	Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit or optional Death Benefits apply. All optional Death Benefits and Earnings Protection Benefit and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Optional Death Benefit — If you elected the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:

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➢	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

➢	The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

➢	Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

➢	Your Interest Accumulation Value from the date the Optional Death Benefit is added to your Contract.
If you elected the Optional Death Benefit, you cannot cancel it.
Earnings Protection Benefit — You may have elected the Earnings Protection Benefit at an additional charge. If you elected the Earnings Protection Benefit, you cannot cancel it.
If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:

•	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

•	The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

•
Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.
Your Contract gain is limited to or “capped” at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.
What Annuity Payout Options are available?
When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments for a Period Certain. We may make other Annuity Payout Options available at any time.
You must begin to take Annuity Payouts by the Annuitant’s 90th birthday or the end of the 10th Contract Year, whichever is later. As of October 4, 2013, we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option.
On or about February 1, 2016, we will allow eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section.
For Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain Annuity Payout Options will be five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments for a Period Certain Annuity Payout Options will be ten years.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for ten years.
Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•	fixed dollar amount Automatic Annuity Payouts,

•	variable dollar amount Automatic Annuity Payouts, or

•	a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must

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receive at our Administrative Office the Annuity Commencement Date Deferral Option Form In Good Order during the Election Period. The Election Period begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date. The Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option.
General Contract Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Our corporate offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.
In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees

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and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix I for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2017, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services

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Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2017, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2017, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $48.2 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Separate Account’s inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for the Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.
Fixed Accumulation Feature

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Important Information You Should Know: This portion of the Prospectus relating to the Fixed Accumulation Feature is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
If you signed the application for your Contract on or after December 12, 2002, or if your Contract was issued on or after December 12, 2002, you cannot allocate any Premium Payments or transfer any Contract Value to the Fixed Accumulation Feature until further notice.
In addition, if you purchased your Contract between May 1, 2002 and December 12, 2002, and the Amendatory Rider was approved in your state at the time you purchased your Contract, you cannot allocate amounts to the Fixed Accumulation Feature until further notice.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.
In most states, we guarantee that we will credit interest at an annual effective rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. In some states, the minimum guaranteed interest rate is lower. If your Contract was issued before May 1, 2003, the minimum guaranteed interest rate is 3%. We reserve the right to change the rate subject only to applicable state insurance law.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis. For Contracts issued in the state of New York, the Fixed Accumulation Feature interest rates may vary from other states.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of your minimum guaranteed interest rate per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
The Contract
Purchases and Contract Value
What types of Contracts are available?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•	Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

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If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.
This prospectus describes two versions of the Contract. Series I of the Contract was issued before May 1, 2002. Series IR of the Contract is issued on or after May 1, 2002, or the date your state approved Series IR for sale, if later.
How do I purchase a Contract?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made payable in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
For Contracts issued in Massachusetts and Oregon, Premium Payments are only accepted in the first contract year.
How are Premium Payments applied to my Contract?
If we receive a subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
What are Payment Enhancements?
Each time you make a Premium Payment to your Contract, we will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

✓	3% of the Premium Payment if your cumulative Premium Payments are less than $50,000.

✓	4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more.
If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, We will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.
The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.
Do I always get to keep my Payment Enhancements?
You won’t always get to keep the Payment Enhancements credited to your Contract Value. We will take back or “recapture” some or all of the Payment Enhancements under certain circumstances:

•	We will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

•	We will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

•
We will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

If you purchased your Contract in New York, we will not recapture Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.
Do Payment Enhancements always benefit me?
Not all of the time. We issued a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities had no Payment Enhancement, some had lower mortality and expense risk charges and still others had no contingent deferred sales charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

•	The length of time you plan to continue to own your Contract.

•	The frequency, amount and timing of any partial Surrenders.

•	The amount of your Premium Payments.

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•	When you plan to annuitize your Contract.

•	Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.
We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Contract if you know you will experience an event that will require us to take back these Payment Enhancements. In addition, although this Contract’s fees and charges are lower than many annuities that add a “bonus” or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Contract, the Payment Enhancements you receive may be more than offset by the higher expenses.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
Description of Right to Cancel provision you had when you Purchased your Contract.
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Calculation Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

•	The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•
Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

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Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

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The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Abusive Transfer Policy (effective until July 1, 2007):
Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.
We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that Fund’s Sub-Account on the day or days identified by the Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection.

We consider some or all of the following factors:
✓ the dollar amount of the transfer;
✓ the total assets of the Funds involved in the transfer;
✓ the number of transfers completed in the current calendar quarter;
✓ whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies; or
✓ the frequent trading policies and procedures of a potentially affected Fund.
If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary. We do not differentiate between Contract Owners when enforcing this policy.

Fund Trading Policies (effective after July 1, 2007):
You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.

We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information.

Fund trading policies do not apply or may be limited. For instance:
✓ Certain types of financial intermediaries may not be required to provide us with shareholder information.
✓ “Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

✓ A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
✓ Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

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•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers
During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).
Fixed Accumulation Feature Transfer Restrictions
Each Contract Year, unless you have elected the Deferral Option, you may transfer the greater of:

•
30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
These transfer restrictions do not include systematic transfers and Dollar Cost Averaging Programs.
If you elect the Deferral Option, there is an imposed limit of 20% of the Contract Value that may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. On or after the original Annuity Commencement Date, if at the time of the transfer you are not subject to restrictions on your ability to transfer funds into the Fixed Accumulation Feature described in the definition of Fixed Accumulation Feature above, then you may transfer amounts from existing funds to the Fixed Accumulation Feature until the total amount in the Fixed Accumulation Feature reaches a maximum of 20% of the Contract Value. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Similarly, on or after the original Annuity Commencement Date, if at the time of the transfer you are not subject to restrictions on your ability to transfer funds into the Fixed Accumulation Feature described in the definition of Fixed Accumulation Feature above, then a maximum of 20% of any additional Premium Payments may be allocated to the Fixed Accumulation Feature.
Whether or not you elect the Deferral Option, if any interest rate applicable to your Fixed Accumulation Feature renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount that would receive the reduced rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
You must wait six months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

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Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried our at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Investment Professionals and the cost of preparing sales literature and other promotional activities.
We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	8%
2	8%
3	8%
4	8%
5	7%
6	6%
7	5%
8 or more	0%

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For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the year, we will deduct a Contingent Deferred Sales Charge as follows:
• We will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.
• We will then Surrender the Premium Payments that have been in the Contract the longest.
• That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount, or $700.00.
• The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000, or $160.00.
• Your Contingent Deferred Sales Charge is $860.00.
If you have any questions about these charges, please contact your Investment Professional or us.

If you purchase your Contract in Oregon the percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	8%
2	8%
3	8%
4	7%
5	6%
6	5%
7	4%
8 or more	0%
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:

•
AWA — Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

Under the following situations, the Contingent Deferred Sales Charge is WAIVED:

•
Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint Contract Owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint Contract Owner or the Annuitant is confined when you purchase or upgrade the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Investment Professional or us to determine if it is available for you. Once you elect this waiver, we will not accept any subsequent Premium Payments. In addition, if you request a full or partial Surrender during confinement, we will deduct from your Contract Value any Payment Enhancements credited during the time you were confined.

•
For Required Minimum Distributions — This allows Annuitants who are age 70½ or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

The following situations are NOT subject to a Contingent Deferred Sales Charge:

•	Upon death of the Annuitant, Contract Owner or joint Contract Owner — No Contingent Deferred Sales Charge will be deducted if the Annuitant, Contract Owner or joint Contract Owner dies.

•
Upon Annuitization — The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

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•
For The Hartford's Principal First Benefit Payments — If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

•
For substantially equal periodic payments — We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period.
Surrender Order — During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.
Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a Contingent Deferred Sales Charge, then from 10% of Premium Payments still subject to a Contingent Deferred Sales Charge and then from Premium Payments subject to a Contingent Deferred Sales Charge on a first-in-first-out basis and then from Payment Enhancements. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.50% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
For administration, we apply a daily charge at the rate of 0.15% per annum against all Contract Values held in the Separate Account during both he accumulation and annuity phases of the Contract. There is not necessarily a relationship between the

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amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Charges Against the Funds
Annual Fund Operating Expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectus accompanying this prospectus.
The Hartford's Principal First Charge
The Hartford's Principal First is closed to post-issue election. We deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we continue to deduct the charge until we begin to make Annuity Payouts. You may elect the annuitization option at any time. You will be subject to tax increases if you elect to step-up the Benefit Amount.
Optional Death Benefit Charge
This rider/option can no longer be elected or added after you purchase your Contract. The Optional Death Benefit adds new features to your Death Benefit calculation.
If you elected the Optional Death Benefit, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we continue to deduct the charge until we begin to make Annuity Payouts.
Earnings Protection Death Benefit Charge
This rider/option can no longer be elected or added after you purchase your Contract. The Earnings Protection Benefit adds new features to your Death Benefit calculation.
If you elected the Earnings Protection Benefit, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.
If you elect the Deferral Option, then upon the original Annuity Commencement Date, The Hartford's Principal First, the Optional Death Benefit and the Earnings Protection Benefit riders are terminated and the associated rider charges will no longer be assessed.
Payment Enhancements
No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, we expect to make a profit on the sale of these Contracts, however, there are no additional profits inherent with the structure of this Contract when compared with any other product we offer.
Other disclosure specific to Putnam VT Government Money Market Fund
The Putnam VT Government Money Market Fund recently made changes necessary to operate as a government money market fund.  Government money market funds are exempt from certain requirements of Rule 2a-7 under the Investment Company Act of 1940 that permit money market funds to impose liquidity fees and/or temporary redemption gates.  As a government money market fund, this fund will not be required, and does not currently intend, to impose liquidity fees and/or redemption gates.  Further detail regarding these changes is set forth in the fund’s prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, any applicable administrative charges and the Annual Maintenance Fee, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
The Hartford's Principal First
This rider/option can no longer be elected or added after you purchase your Contract. If you elected this benefit, you can- not cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First. This means that if you purchase two Contracts from us in any twelve month period and elect The Hartford's Principal First on both Contracts, withdrawals from one Contract will be treated as withdrawals from the other Contract. If you

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elect The Hartford's Principal First, a company-sponsored exchange will not be considered to be a revocation or termination of the benefit.
If you elected The Hartford's Principal First when you purchased your Contract, your initial Premium Payment is equal to the maximum payouts (the “Benefit Amount”). If you elected this option at a later date, your Contract Value on the date we added the benefit to your Contract is equal to the initial Benefit Amount. The Benefit Amount can never be more than $5 million dollars. The Benefit Amount is reduced as you take withdrawals. The Hartford's Principal First operates as a guarantee of the Benefit Amount. Benefit Payments under The Hartford's Principal First are treated as partial Surrenders and are deducted from your Contract Value.
Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year (“Benefit Payment”). The Benefit Payment is equal to 7% of the initial Benefit Amount. If you do not take 7% one year, you may not take more than 7% the next year. The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. If you establish The Hartford's Principal First when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish the benefit at any time after purchase, we count one year as the time between the date we added the option to your Contract and your next Contract Anniversary, which could be less than a year. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will recalculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value (“New Contract Value”) and then we deduct the amount of the last Surrender from the Benefit Amount (“New Benefit Amount”). Then we compare those results:

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If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

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If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. Your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount.

•
If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the “old” Benefit Payment to 7% of the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 7% of the additional Premium Payment for The Hartford's Principal First.
If you change the ownership or assign this Contract to someone other than your spouse anytime after one year of electing The Hartford's Principal First, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.
The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment, or

•	The Contract Value at the time of the ownership change or assignment.
Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to “step-up” the benefit. If you choose to “step-up” the benefit, your Benefit Amount is recalculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to “step-up” if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the “step-up” benefit has been in place, you may choose to “step-up” the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can “step up” without waiting for the 5th year their Contract has been in force.
We currently allow you to “step-up” on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a “step-up” to occur on your Contract Anniversary. At the time you elect to “step up, we may be charging more for The Hartford's Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon “step up” we will charge you the current charge. Before you decide to “step up, you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you

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elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called “election dates” in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any written election request received more than 30 days prior to an election date.

•	We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.

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If an election form is received in good order within the 30 days prior to an election date, the “step-up” will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the “step-up” will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

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Your election is irrevocable. This means that if your Contract Value increases after your step-up, you cannot ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

Each Surrender you make as a Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
You can Surrender your Contract any time, even if you have The Hartford's Principal First, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First. If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through an Annuity Payout option called The Hartford's Principal First Payout Option until your Benefit Amount is depleted. While you are receiving payments, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.
If you elected The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.
If you, the joint Contract Owner or Annuitant die before you receive all the Benefit Payments guaranteed by us, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, causing a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older.
For examples on how The Hartford's Principal First is calculated, please see Appendix III.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner or the Annuitant dies before we begin to make annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance

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of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

•	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

•	The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or

•	The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier.
If you purchased your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

•
Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchased your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

•	Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit or optional Death Benefits apply. All optional Death Benefits and Earnings Protection Benefit and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Optional Death Benefit
This rider/option can no longer be elected or added after you purchase your Contract.
You may have elected the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.
The Interest Accumulation Value will be:

•	Your Contract Value on the date we add the Optional Death Benefit to your Contract;

•	Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;

•	Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;

•	Minus any partial Surrenders after the Optional Death Benefit is added;

•	Compounded daily at an annual interest rate of 5%.
If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.
On or after the deceased’s 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.
The Optional Death Benefit is limited to a maximum of 200% of Contract Value on the date the Optional Death Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Optional Death Benefit was added to your Contract. We subtract any Payment Enhancements and proportional adjustments for any partial Surrenders. For examples on how the Optional Death Benefit is calculated see “Appendix II.”
If you elected the Optional Death Benefit, you cannot cancel it.
Earnings Protection Benefit
This rider/option can no longer be elected or added after you purchase your Contract. The Earnings Protection Benefit adds new features to your Death Benefit calculation.

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You may have elected the Earnings Protection Benefit at an additional charge. If you elected the Earnings Protection Benefit, you cannot cancel it.
If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:

•	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

•	The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

•
Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made and any Payment Enhancements credited, and add any adjustments for partial Surrenders made during that time.
We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.
Your Contract gain is limited to or “capped” at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.
We take 40% of either the Contract gain or the capped amount and add it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

For example: Assuming that:
•    The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,
•    You elected the Earnings Protection Benefit when you purchased your Contract,
•    You made a single Premium Payment of $100,000,
•    You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,
•    You took no partial Surrenders,
•    The Contract Value on the date we receive proof of death was $400,000.
We would calculate the Contract gain as follows:
•    Contract Value on the date we receive proof of death ($400,000),
•    minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),
•    minus any Premium Payments ($0)
•    minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).
•    The Contract gain is $300,000. To determine if the cap applies:
We calculate the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),
•    plus Premium Payments made since that date ($0),
•    minus Premium Payments made in the 12 months prior to death ($0),
•    minus Payment Enhancements ($4,000).
Which equals $100,000. The cap is 200% of $100,000 which is $200,000.
In this situation the cap applies, so we take 40% of $200,000 or $80,000 and add that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.

Before you purchase the Earnings Protection Benefit, you should also consider the following:

•	If your Contract has no gain when we calculate the Death Benefit, we will not pay an Earnings Protection Benefit.

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•	Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

•
If you transfer ownership of your Contract, or your spouse continues your Contract after your death, and the new Contract Owner would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

Additional Information about the Death Benefits
Waiver of Contractual Provisions Affecting The Calculation of the Death Benefit — According to your Contract’s Death Benefit provisions, when we calculate the Death Benefit we deduct any Payment Enhancements that we credit to your Contract within 12 months of death. However, we have agreed to waive this deduction for as long as you own this Contract. When we calculate your Death Benefit we will not deduct any Payment Enhancements that we credit to your Contract within 12 months of death.
For more information on how these optional benefits may affect your taxes, please see Appendix Tax the section entitled, “Federal Tax Considerations,” under the sub-section entitled “Taxation of Annuities - General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans.”
The total death benefits payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates after May 1, 2002, and aggregate Premium Payments total $5 million or more, cannot exceed the greater of:

•	The aggregate Premium Payments minus any Surrenders;

•	The aggregate Contract Value plus $1 million.
However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

•	The aggregate Contract Value; plus

•	The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.
Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each contract at the time of reduction.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of our receipt of complete instructions, except when we are permitted to defer such payment under the Investment Company Act of 1940. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

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The Beneficiary of a non-qualified Contract or IRA may also elect the “Single Life Expectancy Only” option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner’s death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and a Beneficiary is the Contract Owner’s spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.
We will not recapture Payment Enhancements if your spouse continues the Contract and the Contract Value is greater than the Death Benefit at the time we calculate the Death Benefit.
If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.
If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.

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Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives a payout at death, if any.
Annuitant	The Annuitant is also the Contract Owner	Designated Beneficiary receives a payout at death, if any.
These are the most common Death Benefit scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options, including those that may not result in a payout at death please see the section entitled “Annuity Payouts” and the “Death Benefit” section of your Contract. If you have questions about these and any other scenarios, please contact your Investment Professional or us.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.
There are two restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
Full Surrenders after the Annuity Commencement Date — You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payments for a Period Certain variable dollar amount Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders after the Annuity Commencement Date — Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

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We will deduct any applicable Contingent Deferred Sales Charges.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Putnam VT Government Money Market Fund  impose a fee or gate for redemption?
Government money market funds are exempt from certain requirements of Rule 2a-7 under the Investment Company Act of 1940 that permit money market funds to impose liquidity fees and/or temporary redemption gates.  As a government money market fund, this fund will not be required, and does not currently intend, to impose liquidity fees and/or redemption gates.  Further detail is set forth in the fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.

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More than one Contract issued in the same calendar year — If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½). Distributions prior to age 59½ due to financial hardship, unemployment or retirement may still be subject to a federal income tax penalty of 10%.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Appendix Tax “Federal Tax Considerations” section for more information.
Annuity Commencement Date Deferral Option (“Deferral Option”)
Who is eligible to participate in the Deferral Option?
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), you may choose any of the available options. If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You have not elected the Deferral Option previously;

•	The Deferral Option has not been withdrawn by us;

•
We have not received a death notification on the Contract. (In addition, if a death that triggers a Death Benefit under the Contract occurs before we process your request for the Deferral Option, you and your Beneficiary(ies) will not be eligible for the Deferral Option);

•	No death that triggers a Death Benefit under the Contract occurs before your Annuity Commencement Date;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	We have not previously received a separate full Surrender request from you;

•	The state in which your Contract was issued has approved the Deferral Option rider;

•
We must receive your signed Annuity Commencement Date Deferral Option Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•
The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant's 90th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
If, on the Annuity Commencement Date, you are not eligible to defer your Annuity Commencement Date to the Annuitant’s 100th birthday, your Contract will annuitize using the default annuitization option outlined in your Contract unless you have provided us with In Good Order instructions to the contrary.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, no changes will be contract until the Annuity Commencement Date. On that date, the following changes will occur:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");

•
The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value on the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement

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instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

•	The Earnings Protection Benefit (i) will be terminated in its entirety; and (ii) the charge for that benefit will no longer be assessed;

•
The Hartford's Principal First rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under that rider (i) will be terminated in its entirety; (ii) the charge for that rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If however you are receiving Automatic Income Payments under The Hartford's Principal First rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value;

•	You may not transfer money into your Contract through a 1035 exchange, direct transfer or direct rollover unless the request to transfer money was received prior to the Election Period;

•
There is an imposed limit of 20% of the Contract Value that may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date;

•
On or after the original Annuity Commencement Date, if at the time of the transfer you are not subject to restrictions on your ability to transfer funds into the Fixed Accumulation Feature described in the definition of Fixed Accumulation Feature below, then you may transfer amounts from existing funds to the Fixed Accumulation Feature until the total amount in the Fixed Accumulation Feature reaches a maximum of 20% of the Contract Value. The Contract Value is calculated on the Valuation Day immediately before the transfer;

•
Similarly, on or after the original Annuity Commencement Date, if at the time of the transfer you are not subject to restrictions on your ability to transfer funds into the Fixed Accumulation Feature described in the definition of Fixed Accumulation Feature below, then a maximum of 20% of any additional Premium Payments may be allocated to the Fixed Accumulation Feature. If there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the original Annuity Commencement Date; and

•
The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
You are not required to elect the Deferral Option and you do not need to take any action if you do not want to elect the Deferral Option.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
Please carefully review the Tax Considerations section of the prospectus for additional information.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations

•
We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

•
It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

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•
It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

•
Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

•
Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the annuitization option in The Hartford's Principal First rider or reverse any other changes made to your Contract on the original Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and

•
If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with period certain of ten years. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want to receive Annuity Payouts?

•	What is the Assumed Investment Return?

•	Do you want fixed dollar amount or variable dollar amount Annuity Payouts?
Please check with your Investment Professional to select the Annuity Payout Option that best meets your income needs.
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
On February 13, 2016, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section.
For Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain Annuity Payout Options will be five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments for a Period Certain Annuity Payout Options will be ten years.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for ten years.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.

1.	When do you want Annuity Payouts to begin?
You selected an Annuity Commencement Date when you purchased your Contract or it can be selected at any time before you

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begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the annuitant reaches age 90 (or 92 in certain states), (unless you choose the Deferral Option, described above) the Contract will automatically be annuitized. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant’s 90th birthday or the end of the 12th Contract Year (unless you choose the Deferral Option, described below). If you purchased your Contract in New York, you must begin Annuity Payouts before your Annuitant’s 91st birthday (unless you choose the Deferral Option, described above). If this Contract was issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date is the Annuitant’s 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant's 90th birthday.
If you elect the Deferral Option, you may defer your Annuity Commencement Date to the 15th day of any month before or including the month of the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the 15th day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
The Annuity Calculation date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. Except for Contracts purchased in New York, we will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.	Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the “Death Benefit” section. The Hartford's Principal First Payout Option is available only to Contract Holders who elect The Hartford's Principal First rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for variable dollar amount Annuity Payouts using the 5% Assumed Investment Return or fixed dollar amount Annuity Payouts.
Life Annuity with Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select with a minimum of 10 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity with Payments for a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payment For a Period Certain
We agree to make Annuity Payouts for a specified time. You can select any number of years between 10 years and 100 years minus the Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.
The Hartford's Principal First Payout Option
If you elected The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.
If you elect the Deferral Option, The Hartford's Principal First Payout Option is not available.
Important Information:

•
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain, or Payments for a Period Certain variable dollar amount Annuity Payout Option. A Contingent Deferred Sales Charge may be deducted.

•
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%. For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.

3.	How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

4.	What is the Assumed Investment Return?
The Assumed Investment Return (“AIR”) is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

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Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

5.	Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table, and

•	the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for 3% AIR is 0.999919. The Annuity Unit Factor for a 5% AIR is 0.999866. The Annuity Unit Factor for a 6% AIR is 0.999840.
Combination Annuity Payout — You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled “Can I transfer from one Sub-Account to another?” under the section entitled “The Contract.”
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a program will not affect Contract Owners currently enrolled in the program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred

40

automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase Program — InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix VI for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Automatic Income Program — The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semi-annual, or annual basis. The minimum amount of each surrender is $100. The Automatic Income Program may change based on your instructions after your seventh Contract Year. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.
Asset Rebalancing Program — Asset Rebalancing is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor - ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract’s allocation percentages to change, but under the Asset Rebalancing Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program

41

allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.
Other Program Considerations

•	You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•	any Fund is liquidated — then your allocations will be directed to any available money market Fund; or

•	any Fund closes to new investments — then your allocations to that Fund will be pro-rated among remaining available Funds.
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•	These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Speculative Investing — Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatification, or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatification, or any other type of collective investment scheme.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts Are Sold — We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2017. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
The Core (the version of this Contract that we call “Core” has no specific marketing name) and Edge Contracts may have been sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Investment Professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a onetime only credit of

42

5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Investment Professionals according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Upfront commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Investment Professional’s compensation. Under certain circumstances, your Investment Professional may be required to return all or a portion of the commissions paid.
Check with your Investment Professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Investment Professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Investment Professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Investment Professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2017, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage

43

Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2017, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2017, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.
Legal Matters
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
More Information
You may call your Investment Professional if you have any questions or write or call us at the address below:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
1-800-862-6662 (Contract Owners)
1-800-862-7155 (Investment Professionals)
Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

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Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Operational Risks
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

APP TAX-2

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.	To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the

APP TAX-3

“investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

APP TAX-4

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

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g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability”

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means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code

APP TAX-7

Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

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1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this

APP TAX-9

selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified

APP TAX-10

Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($18,000 for 2017 and $18,500 for 2018). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include

APP TAX-11

any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

APP TAX-12

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any

APP TAX-13

amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Appendix I — The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam Variable Trust
Putnam VT Mortgage Securities Fund - Class IB (formerly Putnam VT American Government Income Fund)	Seeks as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Capital Opportunities Fund - Class IB+	Long term growth of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Global Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Global Health Care Fund - Class IB†	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Global Utilities Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT High Yield Fund - Class IB	High current income. Capital growth is a secondary goal when consistent with achieving high current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Income Fund - Class IB	High current income consistent with what Putnam Investment Management, LLC believes to be prudent risk	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Growth Fund - Class IB	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC

APP I-2

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT Investors Fund - Class IB§	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Government Money Market Fund - Class IB**	As high a rate of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital and maintenance of liquidity	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IB (formerly Putnam VT Multi-Cap Growth Fund)	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Future Fund - Class IB (formerly Putnam VT Multi-Cap Value Fund)	Seeks long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Research Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.
§	Putnam VT Investors Fund will be renamed to Putnam VT Multi-Cap Core Fund effective June 30, 2018.
+	Putnam VT Capital Opportunities Fund will be renamed to Putnam VT Small Cap Growth Fund effective September 17, 2018.

APP II-1

Appendix II — Death Benefit — Examples
Example 1:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $95,000. Then your Contract Value on due proof of death is $102,000.
Your Maximum death benefit payable is the greatest of Total Premium Payments (adjusted for partial surrenders), Maximum Anniversary Value and Contract Value on due proof of death is $102,000.
Example 2:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $105,000. Then your Contract Value on due proof of death is $102,000.
Your Maximum death benefit payable is the greatest of Total Premium Payments (adjusted for partial surrenders), Maximum Anniversary Value and Contract Value on due proof of death is $105,000.
Example 3:
Your Contract does not have the 2002 Amendatory rider. Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $105,000 on the second anniversary. During the third contract year you take a partial Surrender of $20,000.
Your Total Premium Payment is reduced by the amount of the partial surrender and is $70,000. Your Maximum Anniversary Value is reduced by the amount of the partial surrender and is $85,000.
You die prior to the third anniversary and your Contract Value on due proof of death is $82,000.
Your Maximum death benefit payable is the greatest of Total Premium Payouts (adjusted for withdrawals), Maximum Anniversary Value and Contract Value on due proof of death is $85,000.
Example 4:
Your Contract does have the 2002 Amendatory rider. Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $105,000 on the second anniversary. During the third contract year you take a partial Surrender of $20,000. The Contract Value prior to the partial Surrender is $100,000.
Your Total Premium Payment is reduced by the amount of the partial surrender and is $70,000.
Due to the 2002 Amendatory Rider the Maximum Anniversary Value is adjusted proportionally for the partial surrender. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Maximum Anniversary Value prior to the Surrender. To determine the new Maximum Anniversary Value, that total is then subtracted from the Maximum Anniversary Value prior to the Surrender.

$20,000	partial Surrender divided by
$100,000	Contract Value prior to Surrender equals
.2	multiplied by
$105,000	Maximum Anniversary Value for a total of
$21,000	to be deducted from the Interest Accumulation Value equals
$84,000	the new Maximum Anniversary Value
You die prior to the third anniversary and your Contract Value on due proof of death is $82,000.
Your Maximum death benefit payable is the greatest of Total Premium Payouts (adjusted for withdrawals), Maximum Anniversary Value and Contract Value on due proof of death is $84,000.
Example 5
You elected the Optional Death Benefit rider
Your Contract does not have the 2002 Amendatory rider. Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000	Premium Payment
$5,000	Interest of 5%
$105,000	Interest Accumulation Value
If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

APP II-2

$10,000	partial Surrender divided by
$108,000	Contract Value prior to Surrender equals
.09259	multiplied by
$105,000	Interest Accumulation Value for a total of
$9,722	to be deducted from the Interest Accumulation Value equals
$95,278	the new Interest Accumulation Value
The adjusted Maximum Anniversary Value $108,000 minus $10,000 which equals $98,000.
The adjusted Total Premium Payments is $100,000 minus $10,000 which equals $90,000.
Your maximum death benefit is $98,000.
Example 6
You have elected the Optional Death Benefit
Your Contract does not have the 2002 Amendatory rider. Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000	Premium Payment
$5,000	Interest of 5%
$105,000	Interest Accumulation Value
If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$10,000	partial Surrender divided by
$92,000	Contract Value prior to Surrender equals
.10870	multiplied by
$105,000	Interest Accumulation Value for a total of
$11,413	to be deducted from the Interest Accumulation Value equals
$93,587	the New Interest Accumulation Value
The adjusted Maximum Anniversary Value $92,000 minus $10,000 which equals $82,000.
The adjusted Total Premium Payments is $100,000 minus $10,000 which equals $90,000.
Your maximum death benefit is $93,587.

APP III-1

Appendix III — The Hartford's Principal First — Examples
Example 1: Assume you select The Hartford's Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” The Hartford's Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

APP IV-1

Appendix IV — ACD Deferral Option — Examples
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
This example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
Your Contract Value is $250,000.
Your investment (tax basis) in your Contract is $175,000.
Your Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether you elect variable payouts, fixed payouts or a combination of variable and fixed payouts. In addition, the exclusion ratio depends on factors including your investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on your life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the original Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•Your assumed net rate of return for this period;
•The amount that you would pay in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect your investment and taxes.
Total and taxable amounts if you choose to annuitize your Contract on your Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
You elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
Your annual payment is equal to $29,637. Based on these assumptions:
Your exclusion ratio is 0.5905 ($175,000 divided by ($29,637 times 10)).
The annual excludable amount is $17,500 ($29,637 times 0.5905). The annual taxable amount is $12,137.
After 10 years, you will receive total payments of $296,370 of which $121,370 is taxable.
Total and taxable amounts if you elect the Annuity Commencement Date Deferral Option and defer your Annuity Commencement Date to age 100:
This example assumes:
Your Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, your Contract Value at age 100 is $370,061.
If you die at age 100 and a Death Benefit is payable:
Your beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 ($370,061 minus $175,000) of the amount is taxable to the beneficiary.
If you annuitize at age 100 and elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
Your annual payment is equal to $43,870.
Based on this assumption:
Your exclusion ratio will be 0.3989 ($175,000 divided by ($43,870 times 10)).
Your annual excludable amount is $17,500 ($43,870 times 0.3989).
Your annual taxable amount is $26,370.
After 10 years, you will receive total payments of $438,700, of which $263,700 is taxable.

APP V-1

Appendix V — Accumulation Unit Values
(For an Accumulation Unit Outstanding Throughout the Period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below reflect Accumulation Unit Values for both Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company and show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.

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APP V-2

Hartford Life Insurance Company

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT American Government Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.474	$16.714	$17.104	$16.670	$17.028	$16.997	$16.180	$15.642	$13.142	$13.321
Accumulation Unit Value at end of period	$16.522	$16.474	$16.714	$17.104	$16.670	$17.028	$16.997	$16.180	$15.642	$13.142
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	2	4	2	8	16
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.118	$12.431	$12.861	$12.673	$13.089	$13.209	$12.714	$12.427	$10.557	$—
Accumulation Unit Value at end of period	$12.020	$12.118	$12.431	$12.861	$12.673	$13.089	$13.209	$12.714	$12.427	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Capital Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.361	$24.959	$27.465	$26.083	$19.774	$17.577	$19.032	$14.937	$10.428	$16.357
Accumulation Unit Value at end of period	$30.109	$28.361	$24.959	$27.465	$26.083	$19.774	$17.577	$19.032	$14.937	$10.428
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	3	4	4	4	4	4
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.563	$23.635	$26.295	$25.249	$19.353	$17.394	$19.042	$15.109	$10.665	$—
Accumulation Unit Value at end of period	$27.892	$26.563	$23.635	$26.295	$25.249	$19.353	$17.394	$19.042	$15.109	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	2	—	—	—	—	—	—

APP V-3

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719	$14.282
Accumulation Unit Value at end of period	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	9	11	20	14	14
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.629	$17.189	$18.092	$18.532	$17.668	$16.284	$17.286	$15.769	$10.433	$—
Accumulation Unit Value at end of period	$18.373	$17.629	$17.189	$18.092	$18.532	$17.668	$16.284	$17.286	$15.769	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.712	$24.791	$25.994	$23.457	$18.009	$15.346	$15.308	$13.820	$11.024	$16.276
Accumulation Unit Value at end of period	$32.376	$27.712	$24.791	$25.994	$23.457	$18.009	$15.346	$15.308	$13.820	$11.024
Number of Accumulation Units outstanding at end of period (in thousands)	13	7	8	9	10	11	17	21	30	10
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.003	$21.710	$23.016	$20.999	$16.300	$14.044	$14.163	$12.928	$10.426	$—
Accumulation Unit Value at end of period	$27.736	$24.003	$21.710	$23.016	$20.999	$16.300	$14.044	$14.163	$12.928	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	4	4	3	—	—	—	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242	$14.136
Accumulation Unit Value at end of period	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	8	9	12	16
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.642	$17.741	$18.444	$17.129	$14.909	$13.618	$13.620	$12.632	$10.336	$—
Accumulation Unit Value at end of period	$20.872	$18.642	$17.741	$18.444	$17.129	$14.909	$13.618	$13.620	$12.632	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383	$11.256
Accumulation Unit Value at end of period	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	4	11	11	15	20
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.657	$19.898	$20.417	$19.179	$16.498	$14.849	$15.328	$13.737	$10.443	$—
Accumulation Unit Value at end of period	$23.179	$20.657	$19.898	$20.417	$19.179	$16.498	$14.849	$15.328	$13.737	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.978	$7.019	$7.259	$7.273	$5.603	$4.739	$5.069	$4.692	$3.670	$6.827
Accumulation Unit Value at end of period	$8.812	$6.978	$7.019	$7.259	$7.273	$5.603	$4.739	$5.069	$4.692	$3.670
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	10	12	12

APP V-4

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.336	$18.648	$19.500	$19.754	$15.385	$13.158	$14.230	$13.317	$10.532	$—
Accumulation Unit Value at end of period	$22.902	$18.336	$18.648	$19.500	$19.754	$15.385	$13.158	$14.230	$13.317	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Health Care Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.087	$20.742	$19.564	$15.582	$11.182	$9.298	$9.565	$9.490	$7.657	$9.387
Accumulation Unit Value at end of period	$20.512	$18.087	$20.742	$19.564	$15.582	$11.182	$9.298	$9.565	$9.490	$7.657
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	4	4	7	15	15	15
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.993	$26.662	$25.425	$20.474	$14.855	$12.488	$12.990	$13.030	$10.630	$—
Accumulation Unit Value at end of period	$25.792	$22.993	$26.662	$25.425	$20.474	$14.855	$12.488	$12.990	$13.030	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Utilities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.140	$12.103	$13.659	$12.119	$10.825	$10.477	$11.260	$11.241	$10.645	$15.570
Accumulation Unit Value at end of period	$14.589	$12.140	$12.103	$13.659	$12.119	$10.825	$10.477	$11.260	$11.241	$10.645
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	6	6	9	12
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.609	$10.694	$12.202	$10.946	$9.886	$9.674	$10.512	$10.611	$10.159	$—
Accumulation Unit Value at end of period	$12.610	$10.609	$10.694	$12.202	$10.946	$9.886	$9.674	$10.512	$10.611	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$0.974	$0.990	$1.006	$1.023	$1.040	$1.057	$1.075	$1.092	$1.108	$1.098
Accumulation Unit Value at end of period	$0.960	$0.974	$0.990	$1.006	$1.023	$1.040	$1.057	$1.075	$1.092	$1.108
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	106	111	12	170	151
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.041	$8.265	$8.494	$8.730	$8.973	$9.222	$9.478	$9.739	$9.990	$—
Accumulation Unit Value at end of period	$7.842	$8.041	$8.265	$8.494	$8.730	$8.973	$9.222	$9.478	$9.739	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.394	$7.057	$7.102	$6.338	$4.733	$4.093	$4.340	$3.761	$2.714	$4.428
Accumulation Unit Value at end of period	$9.520	$7.394	$7.057	$7.102	$6.338	$4.733	$4.093	$4.340	$3.761	$2.714
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	7	7	8	8	11	11	12	14
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.855	$24.951	$25.387	$22.907	$17.295	$15.121	$16.212	$14.204	$10.365	$—
Accumulation Unit Value at end of period	$32.928	$25.855	$24.951	$25.387	$22.907	$17.295	$15.121	$16.212	$14.204	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP V-5

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.683	$18.198	$19.547	$19.567	$18.444	$16.163	$16.149	$14.396	$9.745	$13.400
Accumulation Unit Value at end of period	$21.765	$20.683	$18.198	$19.547	$19.567	$18.444	$16.163	$16.149	$14.396	$9.745
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	4	4	4	9	9	10	11
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.240	$18.005	$19.553	$19.790	$18.860	$16.711	$16.881	$15.215	$10.413	$—
Accumulation Unit Value at end of period	$21.065	$20.240	$18.005	$19.553	$19.790	$18.860	$16.711	$16.881	$15.215	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.874	$18.440	$17.610	$17.574	$16.133	$15.620	$14.454	$10.019	$13.390
Accumulation Unit Value at end of period	$18.626	$17.933	$17.874	$18.440	$17.610	$17.574	$16.133	$15.620	$14.454	$10.019
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	6	17	22	24	34
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.233	$17.366	$18.114	$17.490	$17.648	$16.380	$16.035	$15.001	$10.514	$—
Accumulation Unit Value at end of period	$17.703	$17.233	$17.366	$18.114	$17.490	$17.648	$16.380	$16.035	$15.001	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132	$11.122
Accumulation Unit Value at end of period	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	9	11	14	18	26	30	32
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.884	$14.631	$15.018	$16.559	$13.290	$11.204	$13.865	$12.953	$10.683	$—
Accumulation Unit Value at end of period	$17.098	$13.884	$14.631	$15.018	$16.559	$13.290	$11.204	$13.865	$12.953	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.221	$6.780	$6.817	$7.384	$6.135	$5.154	$6.382	$5.783	$4.249	$7.510
Accumulation Unit Value at end of period	$8.264	$6.221	$6.780	$6.817	$7.384	$6.135	$5.154	$6.382	$5.783	$4.249
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	3	3	3
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.362	$15.826	$16.087	$17.619	$14.800	$12.571	$15.740	$14.418	$10.711	$—
Accumulation Unit Value at end of period	$18.869	$14.362	$15.826	$16.087	$17.619	$14.800	$12.571	$15.740	$14.418	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.840	$11.905	$12.350	$13.872	$11.540	$9.639	$11.367	$10.787	$8.691	$16.368
Accumulation Unit Value at end of period	$14.522	$11.840	$11.905	$12.350	$13.872	$11.540	$9.639	$11.367	$10.787	$8.691
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	6	7	10	12	35

APP V-6

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.400	$13.623	$14.289	$16.227	$13.648	$11.527	$13.743	$13.186	$10.741	$—
Accumulation Unit Value at end of period	$16.256	$13.400	$13.623	$14.289	$16.227	$13.648	$11.527	$13.743	$13.186	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208	$7.077
Accumulation Unit Value at end of period	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	4	4	12	13	18
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.007	$22.022	$23.140	$20.880	$15.883	$13.974	$14.358	$12.955	$10.178	$—
Accumulation Unit Value at end of period	$28.694	$24.007	$22.022	$23.140	$20.880	$15.883	$13.974	$14.358	$12.955	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.389	$6.969	$7.105	$6.365	$4.743	$4.129	$4.423	$3.761	$2.894	$4.803
Accumulation Unit Value at end of period	$9.392	$7.389	$6.969	$7.105	$6.365	$4.743	$4.129	$4.423	$3.761	$2.894
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	27	40	49	51	65	75	61	60
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.237	$23.113	$23.826	$21.580	$16.257	$14.311	$15.499	$13.324	$10.365	$—
Accumulation Unit Value at end of period	$30.471	$24.237	$23.113	$23.826	$21.580	$16.257	$14.311	$15.499	$13.324	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.946	$26.045	$27.675	$25.404	$18.178	$15.896	$17.033	$13.958	$10.209	$18.154
Accumulation Unit Value at end of period	$31.522	$28.946	$26.045	$27.675	$25.404	$18.178	$15.896	$17.033	$13.958	$10.209
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	2	2	2	2
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.702	$25.201	$27.075	$25.128	$18.180	$16.073	$17.414	$14.427	$10.669	$—
Accumulation Unit Value at end of period	$29.838	$27.702	$25.201	$27.075	$25.128	$18.180	$16.073	$17.414	$14.427	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
Putnam VT Research Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.906	$12.843	$13.261	$11.738	$8.948	$7.714	$7.982	$6.973	$5.323	$8.805
Accumulation Unit Value at end of period	$16.872	$13.906	$12.843	$13.261	$11.738	$8.948	$7.714	$7.982	$6.973	$5.323
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	13	16	16	17	18	22	26	35
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.349	$22.737	$23.738	$21.243	$16.372	$14.271	$14.931	$13.187	$10.177	$—
Accumulation Unit Value at end of period	$29.220	$24.349	$22.737	$23.738	$21.243	$16.372	$14.271	$14.931	$13.187	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP V-7

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572	$21.078
Accumulation Unit Value at end of period	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	5	6	6	6	7
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.083	$22.642	$24.303	$24.152	$17.782	$15.557	$16.784	$13.694	$10.701	$—
Accumulation Unit Value at end of period	$29.473	$28.083	$22.642	$24.303	$24.152	$17.782	$15.557	$16.784	$13.694	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Life and Annuity Insurance Company

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT American Government Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.474	$16.714	$17.104	$16.670	$17.028	$16.997	$16.180	$15.642	$13.142	$13.321
Accumulation Unit Value at end of period	$16.522	$16.474	$16.714	$17.104	$16.670	$17.028	$16.997	$16.180	$15.642	$13.142
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	17	19	26	27	31	43	46	38
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.118	$12.431	$12.861	$12.673	$13.089	$13.209	$12.714	$12.427	$10.557	$—
Accumulation Unit Value at end of period	$12.020	$12.118	$12.431	$12.861	$12.673	$13.089	$13.209	$12.714	$12.427	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Capital Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.361	$24.959	$27.465	$26.083	$19.774	$17.577	$19.032	$14.937	$10.428	$16.357
Accumulation Unit Value at end of period	$30.109	$28.361	$24.959	$27.465	$26.083	$19.774	$17.577	$19.032	$14.937	$10.428
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	5	22	6	6	9
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.563	$23.635	$26.295	$25.249	$19.353	$17.394	$19.042	$15.109	$10.665	$—
Accumulation Unit Value at end of period	$27.892	$26.563	$23.635	$26.295	$25.249	$19.353	$17.394	$19.042	$15.109	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP V-8

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719	$14.282
Accumulation Unit Value at end of period	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	10	11	12	16	24	29	74	38
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.629	$17.189	$18.092	$18.532	$17.668	$16.284	$17.286	$15.769	$10.433	$—
Accumulation Unit Value at end of period	$18.373	$17.629	$17.189	$18.092	$18.532	$17.668	$16.284	$17.286	$15.769	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.712	$24.791	$25.994	$23.457	$18.009	$15.346	$15.308	$13.820	$11.024	$16.276
Accumulation Unit Value at end of period	$32.376	$27.712	$24.791	$25.994	$23.457	$18.009	$15.346	$15.308	$13.820	$11.024
Number of Accumulation Units outstanding at end of period (in thousands)	41	18	20	24	28	33	37	53	70	30
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.003	$21.710	$23.016	$20.999	$16.300	$14.044	$14.163	$12.928	$10.426	$—
Accumulation Unit Value at end of period	$27.736	$24.003	$21.710	$23.016	$20.999	$16.300	$14.044	$14.163	$12.928	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242	$14.136
Accumulation Unit Value at end of period	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242
Number of Accumulation Units outstanding at end of period (in thousands)	25	25	27	31	35	43	51	60	70	82
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.642	$17.741	$18.444	$17.129	$14.909	$13.618	$13.620	$12.632	$10.336	$—
Accumulation Unit Value at end of period	$20.872	$18.642	$17.741	$18.444	$17.129	$14.909	$13.618	$13.620	$12.632	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383	$11.256
Accumulation Unit Value at end of period	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	10	10	11	11	14	19	27	28
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.657	$19.898	$20.417	$19.179	$16.498	$14.849	$15.328	$13.737	$10.443	$—
Accumulation Unit Value at end of period	$23.179	$20.657	$19.898	$20.417	$19.179	$16.498	$14.849	$15.328	$13.737	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.978	$7.019	$7.259	$7.273	$5.603	$4.739	$5.069	$4.692	$3.670	$6.827
Accumulation Unit Value at end of period	$8.812	$6.978	$7.019	$7.259	$7.273	$5.603	$4.739	$5.069	$4.692	$3.670
Number of Accumulation Units outstanding at end of period (in thousands)	10	23	27	30	37	43	117	52	68	84

APP V-9

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.336	$18.648	$19.500	$19.754	$15.385	$13.158	$14.230	$13.317	$10.532	$—
Accumulation Unit Value at end of period	$22.902	$18.336	$18.648	$19.500	$19.754	$15.385	$13.158	$14.230	$13.317	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Health Care Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.087	$20.742	$19.564	$15.582	$11.182	$9.298	$9.565	$9.490	$7.657	$9.387
Accumulation Unit Value at end of period	$20.512	$18.087	$20.742	$19.564	$15.582	$11.182	$9.298	$9.565	$9.490	$7.657
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	7	9	12	14	15	19	22	26
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.993	$26.662	$25.425	$20.474	$14.855	$12.488	$12.990	$13.030	$10.630	$—
Accumulation Unit Value at end of period	$25.792	$22.993	$26.662	$25.425	$20.474	$14.855	$12.488	$12.990	$13.030	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Utilities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.140	$12.103	$13.659	$12.119	$10.825	$10.477	$11.260	$11.241	$10.645	$15.570
Accumulation Unit Value at end of period	$14.589	$12.140	$12.103	$13.659	$12.119	$10.825	$10.477	$11.260	$11.241	$10.645
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	5	8	12	14	17	25	33
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.609	$10.694	$12.202	$10.946	$9.886	$9.674	$10.512	$10.611	$10.159	$—
Accumulation Unit Value at end of period	$12.610	$10.609	$10.694	$12.202	$10.946	$9.886	$9.674	$10.512	$10.611	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$0.974	$0.990	$1.006	$1.023	$1.040	$1.057	$1.075	$1.092	$1.108	$1.098
Accumulation Unit Value at end of period	$0.960	$0.974	$0.990	$1.006	$1.023	$1.040	$1.057	$1.075	$1.092	$1.108
Number of Accumulation Units outstanding at end of period (in thousands)	77	161	128	133	302	569	614	575	835	2,852
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.041	$8.265	$8.494	$8.730	$8.973	$9.222	$9.478	$9.739	$9.990	$—
Accumulation Unit Value at end of period	$7.842	$8.041	$8.265	$8.494	$8.730	$8.973	$9.222	$9.478	$9.739	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.394	$7.057	$7.102	$6.338	$4.733	$4.093	$4.340	$3.761	$2.714	$4.428
Accumulation Unit Value at end of period	$9.520	$7.394	$7.057	$7.102	$6.338	$4.733	$4.093	$4.340	$3.761	$2.714
Number of Accumulation Units outstanding at end of period (in thousands)	119	66	74	15	16	22	41	50	69	73
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.855	$24.951	$25.387	$22.907	$17.295	$15.121	$16.212	$14.204	$10.365	$—
Accumulation Unit Value at end of period	$32.928	$25.855	$24.951	$25.387	$22.907	$17.295	$15.121	$16.212	$14.204	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP V-10

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.683	$18.198	$19.547	$19.567	$18.444	$16.163	$16.149	$14.396	$9.745	$13.400
Accumulation Unit Value at end of period	$21.765	$20.683	$18.198	$19.547	$19.567	$18.444	$16.163	$16.149	$14.396	$9.745
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	13	14	18	21	25	29	35
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.240	$18.005	$19.553	$19.790	$18.860	$16.711	$16.881	$15.215	$10.413	$—
Accumulation Unit Value at end of period	$21.065	$20.240	$18.005	$19.553	$19.790	$18.860	$16.711	$16.881	$15.215	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.874	$18.440	$17.610	$17.574	$16.133	$15.620	$14.454	$10.019	$13.390
Accumulation Unit Value at end of period	$18.626	$17.933	$17.874	$18.440	$17.610	$17.574	$16.133	$15.620	$14.454	$10.019
Number of Accumulation Units outstanding at end of period (in thousands)	28	34	38	48	57	70	80	89	98	115
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.233	$17.366	$18.114	$17.490	$17.648	$16.380	$16.035	$15.001	$10.514	$—
Accumulation Unit Value at end of period	$17.703	$17.233	$17.366	$18.114	$17.490	$17.648	$16.380	$16.035	$15.001	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132	$11.122
Accumulation Unit Value at end of period	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	15	21	30	43	57	62	77	112
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.884	$14.631	$15.018	$16.559	$13.290	$11.204	$13.865	$12.953	$10.683	$—
Accumulation Unit Value at end of period	$17.098	$13.884	$14.631	$15.018	$16.559	$13.290	$11.204	$13.865	$12.953	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.221	$6.780	$6.817	$7.384	$6.135	$5.154	$6.382	$5.783	$4.249	$7.510
Accumulation Unit Value at end of period	$8.264	$6.221	$6.780	$6.817	$7.384	$6.135	$5.154	$6.382	$5.783	$4.249
Number of Accumulation Units outstanding at end of period (in thousands)	80	6	9	15	16	23	27	34	39	55
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.362	$15.826	$16.087	$17.619	$14.800	$12.571	$15.740	$14.418	$10.711	$—
Accumulation Unit Value at end of period	$18.869	$14.362	$15.826	$16.087	$17.619	$14.800	$12.571	$15.740	$14.418	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.840	$11.905	$12.350	$13.872	$11.540	$9.639	$11.367	$10.787	$8.691	$16.368
Accumulation Unit Value at end of period	$14.522	$11.840	$11.905	$12.350	$13.872	$11.540	$9.639	$11.367	$10.787	$8.691
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	16	24	25	40	47	53	64	85

APP V-11

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.400	$13.623	$14.289	$16.227	$13.648	$11.527	$13.743	$13.186	$10.741	$—
Accumulation Unit Value at end of period	$16.256	$13.400	$13.623	$14.289	$16.227	$13.648	$11.527	$13.743	$13.186	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208	$7.077
Accumulation Unit Value at end of period	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	109	31	42	60	67	102	109
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.007	$22.022	$23.140	$20.880	$15.883	$13.974	$14.358	$12.955	$10.178	$—
Accumulation Unit Value at end of period	$28.694	$24.007	$22.022	$23.140	$20.880	$15.883	$13.974	$14.358	$12.955	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.389	$6.969	$7.105	$6.365	$4.743	$4.129	$4.423	$3.761	$2.894	$4.803
Accumulation Unit Value at end of period	$9.392	$7.389	$6.969	$7.105	$6.365	$4.743	$4.129	$4.423	$3.761	$2.894
Number of Accumulation Units outstanding at end of period (in thousands)	49	60	131	82	126	167	231	350	170	180
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.237	$23.113	$23.826	$21.580	$16.257	$14.311	$15.499	$13.324	$10.365	$—
Accumulation Unit Value at end of period	$30.471	$24.237	$23.113	$23.826	$21.580	$16.257	$14.311	$15.499	$13.324	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.946	$26.045	$27.675	$25.404	$18.178	$15.896	$17.033	$13.958	$10.209	$18.154
Accumulation Unit Value at end of period	$31.522	$28.946	$26.045	$27.675	$25.404	$18.178	$15.896	$17.033	$13.958	$10.209
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	5	5	5	3	4	7	10	12
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.702	$25.201	$27.075	$25.128	$18.180	$16.073	$17.414	$14.427	$10.669	$—
Accumulation Unit Value at end of period	$29.838	$27.702	$25.201	$27.075	$25.128	$18.180	$16.073	$17.414	$14.427	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Research Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.906	$12.843	$13.261	$11.738	$8.948	$7.714	$7.982	$6.973	$5.323	$8.805
Accumulation Unit Value at end of period	$16.872	$13.906	$12.843	$13.261	$11.738	$8.948	$7.714	$7.982	$6.973	$5.323
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	14	20	31	31	34	51	85
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.349	$22.737	$23.738	$21.243	$16.372	$14.271	$14.931	$13.187	$10.177	$—
Accumulation Unit Value at end of period	$29.220	$24.349	$22.737	$23.738	$21.243	$16.372	$14.271	$14.931	$13.187	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP V-12

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572	$21.078
Accumulation Unit Value at end of period	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572
Number of Accumulation Units outstanding at end of period (in thousands)	4	33	5	6	7	8	10	46	16	24
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.083	$22.642	$24.303	$24.152	$17.782	$15.557	$16.784	$13.694	$10.701	$—
Accumulation Unit Value at end of period	$29.473	$28.083	$22.642	$24.303	$24.152	$17.782	$15.557	$16.784	$13.694	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VI-1

Appendix VI - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Product

•	Putnam Hartford Capital Manager Plus 1

As of May 2, 2016, the following models are available:

Portfolio Planner Models

Fund	Series 1156	Series 1157	Series 2109	Series 3042
Putnam VT Mortgage Securities Fund (formerly Putnam VT American Government Income Fund)	27%	21%	18%	13%
Putnam VT Equity Income Fund	5%	7%	10%	12%
Putnam VT Global Equity Fund	3%	5%	6%	7%
Putnam VT Growth Opportunities Fund	5%	6%	7%	8%
Putnam VT High Yield Fund	17%	21%	19%	18%
Putnam VT Income Fund	26%	18%	13%	9%
Putnam VT International Equity Fund	3%	4%	6%	7%
Putnam VT International Growth Fund	3%	4%	5%	6%
Putnam VT Sustainable Future Fund (formerly Putnam VT Multi-Cap Value Fund)	3%	4%	5%	6%
Putnam VT Research Fund	5%	6%	7%	9%
Putnam VT Small Cap Value Fund	3%	4%	4%	5%
Total	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life and Annuity Insurance Company
Separate Account Ten

Putnam Hartford Capital Manager Plus Series I/IR
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Hartford Life and Annuity Insurance Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut and expresses an adverse opinion for the statutory-basis financial statements because the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life and Annuity Insurance Company Separate Account Ten as of December 31, 2017, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age Or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been : 2017 : $ 3,298,552 ; 2016 : $ 2,832,602 ; and 2015 : $ 2,617,887 .
Operational Risks
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for All Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence

3

for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1)6 - 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated We then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A - B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT American Government Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.474	$16.714	$17.104	$16.670	$17.028	$16.997	$16.180	$15.642	$13.142	$13.321
Accumulation Unit Value at end of period	$16.522	$16.474	$16.714	$17.104	$16.670	$17.028	$16.997	$16.180	$15.642	$13.142
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	17	19	26	27	31	43	46	38
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$16.064	$16.322	$16.728	$16.328	$16.704	$16.698	$15.919	$15.413	$12.970	$13.166
Accumulation Unit Value at end of period	$16.086	$16.064	$16.322	$16.728	$16.328	$16.704	$16.698	$15.919	$15.413	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	18	19	20	21	22	22	22
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$15.958	$16.223	$16.635	$16.245	$16.627	$16.629	$15.862	$15.365	$12.936	$13.138
Accumulation Unit Value at end of period	$15.972	$15.958	$16.223	$16.635	$16.245	$16.627	$16.629	$15.862	$15.365	$12.936
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	7	10	14	22	33	67	67
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.560	$15.842	$16.269	$15.911	$16.311	$16.337	$15.607	$15.141	$12.766	$12.985
Accumulation Unit Value at end of period	$15.551	$15.560	$15.842	$16.269	$15.911	$16.311	$16.337	$15.607	$15.141	$12.766
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	9	10	18	18	18	24	20	28
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$15.560	$15.842	$16.269	$15.911	$16.311	$16.337	$15.607	$15.141	$12.766	$12.985
Accumulation Unit Value at end of period	$15.551	$15.560	$15.842	$16.269	$15.911	$16.311	$16.337	$15.607	$15.141	$12.766
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	9	10	18	18	18	24	20	28
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.227	$15.527	$15.969	$15.641	$16.058	$16.108	$15.411	$14.973	$12.644	$12.880
Accumulation Unit Value at end of period	$15.196	$15.227	$15.527	$15.969	$15.641	$16.058	$16.108	$15.411	$14.973	$12.644
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	3	3	3	17	31	29	39
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.227	$15.527	$15.969	$15.641	$16.058	$16.108	$15.411	$14.973	$12.644	$12.880
Accumulation Unit Value at end of period	$15.196	$15.227	$15.527	$15.969	$15.641	$16.058	$16.108	$15.411	$14.973	$12.644
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	3	3	3	17	31	29	39
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.118	$15.423	$15.870	$15.552	$15.974	$16.032	$15.346	$14.918	$12.603	$12.845
Accumulation Unit Value at end of period	$15.079	$15.118	$15.423	$15.870	$15.552	$15.974	$16.032	$15.346	$14.918	$12.603
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

5

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.896	$15.212	$15.668	$15.370	$15.803	$15.876	$15.212	$14.802	$12.518	$12.771
Accumulation Unit Value at end of period	$14.843	$14.896	$15.212	$15.668	$15.370	$15.803	$15.876	$15.212	$14.802	$12.518
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.795	$15.116	$15.577	$15.288	$15.727	$15.808	$15.154	$14.753	$12.482	$12.741
Accumulation Unit Value at end of period	$14.734	$14.795	$15.116	$15.577	$15.288	$15.727	$15.808	$15.154	$14.753	$12.482
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	11	11	11	13	12	11	8
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.795	$15.116	$15.577	$15.288	$15.727	$15.808	$15.154	$14.753	$12.482	$12.741
Accumulation Unit Value at end of period	$14.734	$14.795	$15.116	$15.577	$15.288	$15.727	$15.808	$15.154	$14.753	$12.482
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	11	11	11	13	12	11	8
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.466	$12.743	$13.139	$12.901	$13.278	$13.353	$12.807	$12.475	$10.560	$—
Accumulation Unit Value at end of period	$12.409	$12.466	$12.743	$13.139	$12.901	$13.278	$13.353	$12.807	$12.475	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.776	$14.096	$14.548	$14.299	$14.732	$14.830	$14.238	$13.882	$11.763	$12.025
Accumulation Unit Value at end of period	$13.699	$13.776	$14.096	$14.548	$14.299	$14.732	$14.830	$14.238	$13.882	$11.763
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.316	$12.608	$13.019	$12.803	$13.197	$13.291	$12.767	$12.454	$10.559	$—
Accumulation Unit Value at end of period	$12.241	$12.316	$12.608	$13.019	$12.803	$13.197	$13.291	$12.767	$12.454	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.266	$12.564	$12.980	$12.771	$13.170	$13.271	$12.754	$12.447	$10.558	$—
Accumulation Unit Value at end of period	$12.186	$12.266	$12.564	$12.980	$12.771	$13.170	$13.271	$12.754	$12.447	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.118	$12.431	$12.861	$12.673	$13.089	$13.209	$12.714	$12.427	$10.557	$—
Accumulation Unit Value at end of period	$12.020	$12.118	$12.431	$12.861	$12.673	$13.089	$13.209	$12.714	$12.427	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Capital Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.361	$24.959	$27.465	$26.083	$19.774	$17.577	$19.032	$14.937	$10.428	$16.357
Accumulation Unit Value at end of period	$30.109	$28.361	$24.959	$27.465	$26.083	$19.774	$17.577	$19.032	$14.937	$10.428
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	5	22	6	6	9

6

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$27.786	$24.489	$26.988	$25.669	$19.489	$17.350	$18.815	$14.788	$10.340	$16.243
Accumulation Unit Value at end of period	$29.454	$27.786	$24.489	$26.988	$25.669	$19.489	$17.350	$18.815	$14.788	$10.340
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$27.596	$24.335	$26.831	$25.532	$19.395	$17.275	$18.743	$14.739	$10.310	$16.205
Accumulation Unit Value at end of period	$29.239	$27.596	$24.335	$26.831	$25.532	$19.395	$17.275	$18.743	$14.739	$10.310
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	2	3	8
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.036	$23.877	$26.366	$25.127	$19.116	$17.052	$18.528	$14.592	$10.223	$16.092
Accumulation Unit Value at end of period	$28.603	$27.036	$23.877	$26.366	$25.127	$19.116	$17.052	$18.528	$14.592	$10.223
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	2	2	7	3	5	7	8	8
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$27.036	$23.877	$26.366	$25.127	$19.116	$17.052	$18.528	$14.592	$10.223	$16.092
Accumulation Unit Value at end of period	$28.603	$27.036	$23.877	$26.366	$25.127	$19.116	$17.052	$18.528	$14.592	$10.223
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	2	2	7	3	5	7	8	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.488	$23.427	$25.908	$24.728	$18.841	$16.832	$18.316	$14.447	$10.137	$15.980
Accumulation Unit Value at end of period	$27.980	$26.488	$23.427	$25.908	$24.728	$18.841	$16.832	$18.316	$14.447	$10.137
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	13	15	19	22	25	29	34	36
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.488	$23.427	$25.908	$24.728	$18.841	$16.832	$18.316	$14.447	$10.137	$15.980
Accumulation Unit Value at end of period	$27.980	$26.488	$23.427	$25.908	$24.728	$18.841	$16.832	$18.316	$14.447	$10.137
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	13	15	19	22	25	29	34	36
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.307	$23.279	$25.757	$24.597	$18.750	$16.759	$18.246	$14.399	$10.108	$15.943
Accumulation Unit Value at end of period	$27.776	$26.307	$23.279	$25.757	$24.597	$18.750	$16.759	$18.246	$14.399	$10.108
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	3	4	4	9	10	12
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.950	$22.986	$25.459	$24.336	$18.569	$16.614	$18.107	$14.303	$10.051	$15.868
Accumulation Unit Value at end of period	$27.371	$25.950	$22.986	$25.459	$24.336	$18.569	$16.614	$18.107	$14.303	$10.051
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.773	$22.841	$25.311	$24.206	$18.480	$16.542	$18.038	$14.256	$10.022	$15.831
Accumulation Unit Value at end of period	$27.171	$25.773	$22.841	$25.311	$24.206	$18.480	$16.542	$18.038	$14.256	$10.022
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	1	—	—	—	1	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.773	$22.841	$25.311	$24.206	$18.480	$16.542	$18.038	$14.256	$10.022	$15.831
Accumulation Unit Value at end of period	$27.171	$25.773	$22.841	$25.311	$24.206	$18.480	$16.542	$18.038	$14.256	$10.022
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	1	—	—	—	1	1

7

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.598	$22.697	$25.163	$24.077	$18.391	$16.471	$17.969	$14.208	$9.994	$—
Accumulation Unit Value at end of period	$26.973	$25.598	$22.697	$25.163	$24.077	$18.391	$16.471	$17.969	$14.208	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	3	4	2	3	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.267	$22.426	$24.888	$23.838	$18.226	$16.339	$17.843	$14.123	$9.944	$15.731
Accumulation Unit Value at end of period	$26.597	$25.267	$22.426	$24.888	$23.838	$18.226	$16.339	$17.843	$14.123	$9.944
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	4	4	4
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.103	$22.292	$24.751	$23.719	$18.144	$16.274	$17.781	$14.081	$9.919	$—
Accumulation Unit Value at end of period	$26.412	$25.103	$22.292	$24.751	$23.719	$18.144	$16.274	$17.781	$14.081	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.887	$23.888	$26.537	$25.443	$19.472	$17.474	$19.102	$15.134	$10.667	$—
Accumulation Unit Value at end of period	$28.275	$26.887	$23.888	$26.537	$25.443	$19.472	$17.474	$19.102	$15.134	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.563	$23.635	$26.295	$25.249	$19.353	$17.394	$19.042	$15.109	$10.665	$—
Accumulation Unit Value at end of period	$27.892	$26.563	$23.635	$26.295	$25.249	$19.353	$17.394	$19.042	$15.109	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719	$14.282
Accumulation Unit Value at end of period	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	10	11	12	16	24	29	74	38
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$17.487	$16.889	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$9.592	$14.116
Accumulation Unit Value at end of period	$18.398	$17.487	$16.889	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$9.592
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	10	9	9	10	10	11
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$17.372	$16.786	$17.509	$17.775	$16.794	$15.340	$16.138	$14.590	$9.567	$14.086
Accumulation Unit Value at end of period	$18.268	$17.372	$16.786	$17.509	$17.775	$16.794	$15.340	$16.138	$14.590	$9.567
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	5	7	12	18	33	37	35
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.939	$16.392	$17.125	$17.410	$16.475	$15.070	$15.878	$14.377	$9.441	$13.922
Accumulation Unit Value at end of period	$17.786	$16.939	$16.392	$17.125	$17.410	$16.475	$15.070	$15.878	$14.377	$9.441
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	12	16	19	20	37	46	51

8

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$16.939	$16.392	$17.125	$17.410	$16.475	$15.070	$15.878	$14.377	$9.441	$13.922
Accumulation Unit Value at end of period	$17.786	$16.939	$16.392	$17.125	$17.410	$16.475	$15.070	$15.878	$14.377	$9.441
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	12	16	19	20	37	46	51
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350	$13.809
Accumulation Unit Value at end of period	$17.380	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	18	23	29	42	54	76	71	79
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350	$13.809
Accumulation Unit Value at end of period	$17.380	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	18	23	29	42	54	76	71	79
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.457	$15.958	$16.705	$17.017	$16.135	$14.789	$15.613	$14.165	$9.320	$13.772
Accumulation Unit Value at end of period	$17.246	$16.457	$15.958	$16.705	$17.017	$16.135	$14.789	$15.613	$14.165	$9.320
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	2
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.216	$15.740	$16.492	$16.818	$15.962	$14.645	$15.476	$14.055	$9.257	$13.692
Accumulation Unit Value at end of period	$16.976	$16.216	$15.740	$16.492	$16.818	$15.962	$14.645	$15.476	$14.055	$9.257
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	6	6	8	8
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.105	$15.640	$16.396	$16.728	$15.885	$14.582	$15.417	$14.008	$9.231	$13.660
Accumulation Unit Value at end of period	$16.852	$16.105	$15.640	$16.396	$16.728	$15.885	$14.582	$15.417	$14.008	$9.231
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	4	4	4	4	4	4	4	4
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.105	$15.640	$16.396	$16.728	$15.885	$14.582	$15.417	$14.008	$9.231	$13.660
Accumulation Unit Value at end of period	$16.852	$16.105	$15.640	$16.396	$16.728	$15.885	$14.582	$15.417	$14.008	$9.231
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	4	4	4	4	4	4	4	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.136	$17.621	$18.482	$18.865	$17.923	$16.461	$17.413	$15.830	$10.436	$—
Accumulation Unit Value at end of period	$18.967	$18.136	$17.621	$18.482	$18.865	$17.923	$16.461	$17.413	$15.830	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	8	9	4	2	1	1	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.155	$15.712	$16.496	$16.855	$16.029	$14.737	$15.604	$14.200	$9.371	$13.888
Accumulation Unit Value at end of period	$16.878	$16.155	$15.712	$16.496	$16.855	$16.029	$14.737	$15.604	$14.200	$9.371
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	—	—

9

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.917	$17.435	$18.314	$18.722	$17.813	$16.385	$17.358	$15.804	$10.435	$—
Accumulation Unit Value at end of period	$18.710	$17.917	$17.435	$18.314	$18.722	$17.813	$16.385	$17.358	$15.804	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.844	$17.373	$18.258	$18.674	$17.777	$16.360	$17.340	$15.795	$10.434	$—
Accumulation Unit Value at end of period	$18.625	$17.844	$17.373	$18.258	$18.674	$17.777	$16.360	$17.340	$15.795	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.629	$17.189	$18.092	$18.532	$17.668	$16.284	$17.286	$15.769	$10.433	$—
Accumulation Unit Value at end of period	$18.373	$17.629	$17.189	$18.092	$18.532	$17.668	$16.284	$17.286	$15.769	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.712	$24.791	$25.994	$23.457	$18.009	$15.346	$15.308	$13.820	$11.024	$16.276
Accumulation Unit Value at end of period	$32.376	$27.712	$24.791	$25.994	$23.457	$18.009	$15.346	$15.308	$13.820	$11.024
Number of Accumulation Units outstanding at end of period (in thousands)	41	18	20	24	28	33	37	53	70	30
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$27.150	$24.324	$25.543	$23.085	$17.750	$15.148	$15.132	$13.682	$10.930	$16.162
Accumulation Unit Value at end of period	$31.671	$27.150	$24.324	$25.543	$23.085	$17.750	$15.148	$15.132	$13.682	$10.930
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	1	2	2	2	2	1
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$26.965	$24.171	$25.395	$22.962	$17.664	$15.082	$15.075	$13.637	$10.900	$16.125
Accumulation Unit Value at end of period	$31.440	$26.965	$24.171	$25.395	$22.962	$17.664	$15.082	$15.075	$13.637	$10.900
Number of Accumulation Units outstanding at end of period (in thousands)	44	26	25	55	65	91	107	145	159	61
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.418	$23.716	$24.954	$22.597	$17.410	$14.888	$14.902	$13.501	$10.807	$16.012
Accumulation Unit Value at end of period	$30.756	$26.418	$23.716	$24.954	$22.597	$17.410	$14.888	$14.902	$13.501	$10.807
Number of Accumulation Units outstanding at end of period (in thousands)	29	17	20	23	24	29	39	50	59	37
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$26.418	$23.716	$24.954	$22.597	$17.410	$14.888	$14.902	$13.501	$10.807	$16.012
Accumulation Unit Value at end of period	$30.756	$26.418	$23.716	$24.954	$22.597	$17.410	$14.888	$14.902	$13.501	$10.807
Number of Accumulation Units outstanding at end of period (in thousands)	29	17	20	23	24	29	39	50	59	37
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.881	$23.269	$24.521	$22.238	$17.159	$14.695	$14.732	$13.367	$10.716	$15.901
Accumulation Unit Value at end of period	$30.087	$25.881	$23.269	$24.521	$22.238	$17.159	$14.695	$14.732	$13.367	$10.716
Number of Accumulation Units outstanding at end of period (in thousands)	51	34	39	49	59	77	97	116	140	66

10

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.881	$23.269	$24.521	$22.238	$17.159	$14.695	$14.732	$13.367	$10.716	$15.901
Accumulation Unit Value at end of period	$30.087	$25.881	$23.269	$24.521	$22.238	$17.159	$14.695	$14.732	$13.367	$10.716
Number of Accumulation Units outstanding at end of period (in thousands)	51	34	39	49	59	77	97	116	140	66
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.705	$23.122	$24.378	$22.120	$17.077	$14.632	$14.675	$13.322	$10.685	$15.864
Accumulation Unit Value at end of period	$29.867	$25.705	$23.122	$24.378	$22.120	$17.077	$14.632	$14.675	$13.322	$10.685
Number of Accumulation Units outstanding at end of period (in thousands)	9	5	6	8	10	12	17	31	42	20
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.356	$22.831	$24.096	$21.885	$16.912	$14.505	$14.563	$13.234	$10.625	$15.790
Accumulation Unit Value at end of period	$29.432	$25.356	$22.831	$24.096	$21.885	$16.912	$14.505	$14.563	$13.234	$10.625
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	1	1	—
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.183	$22.687	$23.956	$21.769	$16.831	$14.443	$14.508	$13.190	$10.595	$15.753
Accumulation Unit Value at end of period	$29.217	$25.183	$22.687	$23.956	$21.769	$16.831	$14.443	$14.508	$13.190	$10.595
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	2	1	2	3	4	6	2
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.183	$22.687	$23.956	$21.769	$16.831	$14.443	$14.508	$13.190	$10.595	$15.753
Accumulation Unit Value at end of period	$29.217	$25.183	$22.687	$23.956	$21.769	$16.831	$14.443	$14.508	$13.190	$10.595
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	2	1	2	3	4	6	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.012	$22.544	$23.816	$21.653	$16.749	$14.380	$14.452	$13.146	$10.565	$—
Accumulation Unit Value at end of period	$29.003	$25.012	$22.544	$23.816	$21.653	$16.749	$14.380	$14.452	$13.146	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	12	11	12	11	8	11	5	4	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.689	$22.275	$23.556	$21.438	$16.599	$14.266	$14.351	$13.067	$10.512	$15.653
Accumulation Unit Value at end of period	$28.600	$24.689	$22.275	$23.556	$21.438	$16.599	$14.266	$14.351	$13.067	$10.512
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	7	7	7	7	7	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.529	$22.142	$23.426	$21.331	$16.525	$14.209	$14.301	$13.028	$10.486	$—
Accumulation Unit Value at end of period	$28.400	$24.529	$22.142	$23.426	$21.331	$16.525	$14.209	$14.301	$13.028	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.296	$21.942	$23.227	$21.160	$16.401	$14.109	$14.208	$12.949	$10.428	$—
Accumulation Unit Value at end of period	$28.117	$24.296	$21.942	$23.227	$21.160	$16.401	$14.109	$14.208	$12.949	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

11

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.003	$21.710	$23.016	$20.999	$16.300	$14.044	$14.163	$12.928	$10.426	$—
Accumulation Unit Value at end of period	$27.736	$24.003	$21.710	$23.016	$20.999	$16.300	$14.044	$14.163	$12.928	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242	$14.136
Accumulation Unit Value at end of period	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242
Number of Accumulation Units outstanding at end of period (in thousands)	25	25	27	31	35	43	51	60	70	82
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$15.829	$14.921	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$8.134	$13.971
Accumulation Unit Value at end of period	$17.892	$15.829	$14.921	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$8.134
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	5	5	5	5	4	5
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$15.724	$14.830	$15.280	$14.063	$12.131	$10.981	$10.885	$10.005	$8.113	$13.941
Accumulation Unit Value at end of period	$17.765	$15.724	$14.830	$15.280	$14.063	$12.131	$10.981	$10.885	$10.005	$8.113
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	15	17	21	37	41	55	71	90
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.333	$14.482	$14.944	$13.775	$11.900	$10.788	$10.709	$9.858	$8.006	$13.779
Accumulation Unit Value at end of period	$17.296	$15.333	$14.482	$14.944	$13.775	$11.900	$10.788	$10.709	$9.858	$8.006
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	4	10	18	20	27
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$15.333	$14.482	$14.944	$13.775	$11.900	$10.788	$10.709	$9.858	$8.006	$13.779
Accumulation Unit Value at end of period	$17.296	$15.333	$14.482	$14.944	$13.775	$11.900	$10.788	$10.709	$9.858	$8.006
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	4	10	18	20	27
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929	$13.667
Accumulation Unit Value at end of period	$16.901	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	15	16	21	26	28	29	28
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929	$13.667
Accumulation Unit Value at end of period	$16.901	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	15	16	21	26	28	29	28
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.897	$14.099	$14.577	$13.464	$11.654	$10.587	$10.531	$9.713	$7.904	$13.630
Accumulation Unit Value at end of period	$16.771	$14.897	$14.099	$14.577	$13.464	$11.654	$10.587	$10.531	$9.713	$7.904
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

12

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.678	$13.906	$14.392	$13.306	$11.529	$10.483	$10.438	$9.638	$7.850	$13.552
Accumulation Unit Value at end of period	$16.508	$14.678	$13.906	$14.392	$13.306	$11.529	$10.483	$10.438	$9.638	$7.850
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	—	2	2
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.578	$13.818	$14.308	$13.235	$11.474	$10.438	$10.398	$9.606	$7.828	$13.520
Accumulation Unit Value at end of period	$16.388	$14.578	$13.818	$14.308	$13.235	$11.474	$10.438	$10.398	$9.606	$7.828
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.578	$13.818	$14.308	$13.235	$11.474	$10.438	$10.398	$9.606	$7.828	$13.520
Accumulation Unit Value at end of period	$16.388	$14.578	$13.818	$14.308	$13.235	$11.474	$10.438	$10.398	$9.606	$7.828
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.178	$18.187	$18.842	$17.437	$15.124	$13.766	$13.720	$12.681	$10.339	$—
Accumulation Unit Value at end of period	$21.548	$19.178	$18.187	$18.842	$17.437	$15.124	$13.766	$13.720	$12.681	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	3	3	3	3	1	1	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.040	$12.379	$12.837	$11.892	$10.325	$9.407	$9.386	$8.683	$7.087	$12.258
Accumulation Unit Value at end of period	$14.637	$13.040	$12.379	$12.837	$11.892	$10.325	$9.407	$9.386	$8.683	$7.087
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.946	$17.994	$18.670	$17.305	$15.031	$13.702	$13.677	$12.660	$10.338	$—
Accumulation Unit Value at end of period	$21.256	$18.946	$17.994	$18.670	$17.305	$15.031	$13.702	$13.677	$12.660	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.870	$17.931	$18.613	$17.261	$15.001	$13.681	$13.663	$12.653	$10.337	$—
Accumulation Unit Value at end of period	$21.159	$18.870	$17.931	$18.613	$17.261	$15.001	$13.681	$13.663	$12.653	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.642	$17.741	$18.444	$17.129	$14.909	$13.618	$13.620	$12.632	$10.336	$—
Accumulation Unit Value at end of period	$20.872	$18.642	$17.741	$18.444	$17.129	$14.909	$13.618	$13.620	$12.632	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383	$11.256
Accumulation Unit Value at end of period	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	10	10	11	11	14	19	27	28

13

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$15.549	$14.836	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$7.286	$11.125
Accumulation Unit Value at end of period	$17.614	$15.549	$14.836	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$7.286
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	1	1	1	1	—	—
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$15.447	$14.745	$14.995	$13.959	$11.900	$10.615	$10.859	$9.645	$7.267	$11.102
Accumulation Unit Value at end of period	$17.489	$15.447	$14.745	$14.995	$13.959	$11.900	$10.615	$10.859	$9.645	$7.267
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	5	14	25	35	36	45	43
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.062	$14.399	$14.665	$13.673	$11.673	$10.428	$10.684	$9.504	$7.171	$10.972
Accumulation Unit Value at end of period	$17.028	$15.062	$14.399	$14.665	$13.673	$11.673	$10.428	$10.684	$9.504	$7.171
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	2	3	17	17	5
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$15.062	$14.399	$14.665	$13.673	$11.673	$10.428	$10.684	$9.504	$7.171	$10.972
Accumulation Unit Value at end of period	$17.028	$15.062	$14.399	$14.665	$13.673	$11.673	$10.428	$10.684	$9.504	$7.171
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	2	3	17	17	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.739	$14.113	$14.394	$13.441	$11.492	$10.282	$10.550	$9.398	$7.102	$10.883
Accumulation Unit Value at end of period	$16.639	$14.739	$14.113	$14.394	$13.441	$11.492	$10.282	$10.550	$9.398	$7.102
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	12	25	32	49	77	85
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.739	$14.113	$14.394	$13.441	$11.492	$10.282	$10.550	$9.398	$7.102	$10.883
Accumulation Unit Value at end of period	$16.639	$14.739	$14.113	$14.394	$13.441	$11.492	$10.282	$10.550	$9.398	$7.102
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	12	25	32	49	77	85
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.634	$14.018	$14.305	$13.364	$11.433	$10.234	$10.506	$9.364	$7.080	$10.854
Accumulation Unit Value at end of period	$16.511	$14.634	$14.018	$14.305	$13.364	$11.433	$10.234	$10.506	$9.364	$7.080
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.419	$13.826	$14.123	$13.207	$11.310	$10.134	$10.414	$9.291	$7.032	$10.791
Accumulation Unit Value at end of period	$16.252	$14.419	$13.826	$14.123	$13.207	$11.310	$10.134	$10.414	$9.291	$7.032
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	2	2	—
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.321	$13.739	$14.041	$13.137	$11.255	$10.090	$10.374	$9.260	$7.012	$10.766
Accumulation Unit Value at end of period	$16.133	$14.321	$13.739	$14.041	$13.137	$11.255	$10.090	$10.374	$9.260	$7.012
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.321	$13.739	$14.041	$13.137	$11.255	$10.090	$10.374	$9.260	$7.012	$10.766
Accumulation Unit Value at end of period	$16.133	$14.321	$13.739	$14.041	$13.137	$11.255	$10.090	$10.374	$9.260	$7.012
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—

14

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.251	$20.398	$20.857	$19.524	$16.736	$15.011	$15.440	$13.790	$10.447	$—
Accumulation Unit Value at end of period	$23.929	$21.251	$20.398	$20.857	$19.524	$16.736	$15.011	$15.440	$13.790	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	8	9	9	10	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.687	$14.112	$14.444	$13.534	$11.613	$10.427	$10.736	$9.597	$7.278	$11.192
Accumulation Unit Value at end of period	$16.522	$14.687	$14.112	$14.444	$13.534	$11.613	$10.427	$10.736	$9.597	$7.278
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.994	$20.182	$20.668	$19.376	$16.633	$14.941	$15.392	$13.767	$10.445	$—
Accumulation Unit Value at end of period	$23.605	$20.994	$20.182	$20.668	$19.376	$16.633	$14.941	$15.392	$13.767	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.910	$20.111	$20.605	$19.326	$16.599	$14.918	$15.376	$13.759	$10.445	$—
Accumulation Unit Value at end of period	$23.498	$20.910	$20.111	$20.605	$19.326	$16.599	$14.918	$15.376	$13.759	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.657	$19.898	$20.417	$19.179	$16.498	$14.849	$15.328	$13.737	$10.443	$—
Accumulation Unit Value at end of period	$23.179	$20.657	$19.898	$20.417	$19.179	$16.498	$14.849	$15.328	$13.737	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Global Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.978	$7.019	$7.259	$7.273	$5.603	$4.739	$5.069	$4.692	$3.670	$6.827
Accumulation Unit Value at end of period	$8.812	$6.978	$7.019	$7.259	$7.273	$5.603	$4.739	$5.069	$4.692	$3.670
Number of Accumulation Units outstanding at end of period (in thousands)	10	23	27	30	37	43	117	52	68	84
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$6.804	$6.854	$7.100	$7.124	$5.496	$4.656	$4.988	$4.623	$3.622	$6.748
Accumulation Unit Value at end of period	$8.579	$6.804	$6.854	$7.100	$7.124	$5.496	$4.656	$4.988	$4.623	$3.622
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$6.759	$6.812	$7.060	$7.088	$5.471	$4.637	$4.970	$4.609	$3.612	$6.733
Accumulation Unit Value at end of period	$8.518	$6.759	$6.812	$7.060	$7.088	$5.471	$4.637	$4.970	$4.609	$3.612
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	10	13	14	5	5	28
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.591	$6.652	$6.905	$6.942	$5.366	$4.555	$4.890	$4.542	$3.565	$6.655
Accumulation Unit Value at end of period	$8.294	$6.591	$6.652	$6.905	$6.942	$5.366	$4.555	$4.890	$4.542	$3.565
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	6	7	7	7	10	22	39

15

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$6.591	$6.652	$6.905	$6.942	$5.366	$4.555	$4.890	$4.542	$3.565	$6.655
Accumulation Unit Value at end of period	$8.294	$6.591	$6.652	$6.905	$6.942	$5.366	$4.555	$4.890	$4.542	$3.565
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	6	7	7	7	10	22	39
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.450	$6.520	$6.777	$6.824	$5.283	$4.492	$4.828	$4.491	$3.531	$6.601
Accumulation Unit Value at end of period	$8.104	$6.450	$6.520	$6.777	$6.824	$5.283	$4.492	$4.828	$4.491	$3.531
Number of Accumulation Units outstanding at end of period (in thousands)	12	7	7	7	7	15	16	9	14	20
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.450	$6.520	$6.777	$6.824	$5.283	$4.492	$4.828	$4.491	$3.531	$6.601
Accumulation Unit Value at end of period	$8.104	$6.450	$6.520	$6.777	$6.824	$5.283	$4.492	$4.828	$4.491	$3.531
Number of Accumulation Units outstanding at end of period (in thousands)	12	7	7	7	7	15	16	9	14	20
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.403	$6.476	$6.735	$6.785	$5.256	$4.470	$4.808	$4.475	$3.519	$6.583
Accumulation Unit Value at end of period	$8.042	$6.403	$6.476	$6.735	$6.785	$5.256	$4.470	$4.808	$4.475	$3.519
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.309	$6.388	$6.650	$6.706	$5.199	$4.427	$4.766	$4.440	$3.496	$6.545
Accumulation Unit Value at end of period	$7.916	$6.309	$6.388	$6.650	$6.706	$5.199	$4.427	$4.766	$4.440	$3.496
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	3	3	3
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.266	$6.347	$6.611	$6.670	$5.174	$4.408	$4.748	$4.425	$3.486	$6.530
Accumulation Unit Value at end of period	$7.858	$6.266	$6.347	$6.611	$6.670	$5.174	$4.408	$4.748	$4.425	$3.486
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.266	$6.347	$6.611	$6.670	$5.174	$4.408	$4.748	$4.425	$3.486	$6.530
Accumulation Unit Value at end of period	$7.858	$6.266	$6.347	$6.611	$6.670	$5.174	$4.408	$4.748	$4.425	$3.486
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.863	$19.116	$19.921	$20.109	$15.607	$13.302	$14.335	$13.368	$10.535	$—
Accumulation Unit Value at end of period	$23.643	$18.863	$19.116	$19.921	$20.109	$15.607	$13.302	$14.335	$13.368	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.283	$8.402	$8.765	$8.856	$6.880	$5.870	$6.332	$5.911	$4.663	$8.749
Accumulation Unit Value at end of period	$10.371	$8.283	$8.402	$8.765	$8.856	$6.880	$5.870	$6.332	$5.911	$4.663
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

16

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.636	$18.914	$19.740	$19.956	$15.511	$13.240	$14.290	$13.346	$10.534	$—
Accumulation Unit Value at end of period	$23.322	$18.636	$18.914	$19.740	$19.956	$15.511	$13.240	$14.290	$13.346	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.560	$18.847	$19.680	$19.906	$15.480	$13.220	$14.275	$13.339	$10.533	$—
Accumulation Unit Value at end of period	$23.217	$18.560	$18.847	$19.680	$19.906	$15.480	$13.220	$14.275	$13.339	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.336	$18.648	$19.500	$19.754	$15.385	$13.158	$14.230	$13.317	$10.532	$—
Accumulation Unit Value at end of period	$22.902	$18.336	$18.648	$19.500	$19.754	$15.385	$13.158	$14.230	$13.317	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Global Health Care Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.087	$20.742	$19.564	$15.582	$11.182	$9.298	$9.565	$9.490	$7.657	$9.387
Accumulation Unit Value at end of period	$20.512	$18.087	$20.742	$19.564	$15.582	$11.182	$9.298	$9.565	$9.490	$7.657
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	7	9	12	14	15	19	22	26
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$17.636	$20.256	$19.134	$15.262	$10.969	$9.134	$9.411	$9.351	$7.556	$9.278
Accumulation Unit Value at end of period	$19.971	$17.636	$20.256	$19.134	$15.262	$10.969	$9.134	$9.411	$9.351	$7.556
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	3	3	3	3	4	4
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$17.520	$20.133	$19.027	$15.185	$10.919	$9.097	$9.377	$9.322	$7.537	$9.258
Accumulation Unit Value at end of period	$19.830	$17.520	$20.133	$19.027	$15.185	$10.919	$9.097	$9.377	$9.322	$7.537
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	4	9	9	9	10	10
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.083	$19.661	$18.609	$14.873	$10.711	$8.937	$9.226	$9.186	$7.438	$9.150
Accumulation Unit Value at end of period	$19.307	$17.083	$19.661	$18.609	$14.873	$10.711	$8.937	$9.226	$9.186	$7.438
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	10	10	13	18	20	24	27
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$17.083	$19.661	$18.609	$14.873	$10.711	$8.937	$9.226	$9.186	$7.438	$9.150
Accumulation Unit Value at end of period	$19.307	$17.083	$19.661	$18.609	$14.873	$10.711	$8.937	$9.226	$9.186	$7.438
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	10	10	13	18	20	24	27
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.718	$19.269	$18.265	$14.620	$10.545	$8.812	$9.110	$9.084	$7.366	$9.076
Accumulation Unit Value at end of period	$18.865	$16.718	$19.269	$18.265	$14.620	$10.545	$8.812	$9.110	$9.084	$7.366
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	2	3	6	6	7	7	6	7

17

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.718	$19.269	$18.265	$14.620	$10.545	$8.812	$9.110	$9.084	$7.366	$9.076
Accumulation Unit Value at end of period	$18.865	$16.718	$19.269	$18.265	$14.620	$10.545	$8.812	$9.110	$9.084	$7.366
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	2	3	6	6	7	7	6	7
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.598	$19.140	$18.152	$14.537	$10.490	$8.770	$9.072	$9.051	$7.343	$9.052
Accumulation Unit Value at end of period	$18.721	$16.598	$19.140	$18.152	$14.537	$10.490	$8.770	$9.072	$9.051	$7.343
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.354	$18.878	$17.921	$14.367	$10.377	$8.685	$8.993	$8.980	$7.293	$8.999
Accumulation Unit Value at end of period	$18.427	$16.354	$18.878	$17.921	$14.367	$10.377	$8.685	$8.993	$8.980	$7.293
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	3	3
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.242	$18.758	$17.817	$14.290	$10.327	$8.647	$8.958	$8.950	$7.272	$8.978
Accumulation Unit Value at end of period	$18.293	$16.242	$18.758	$17.817	$14.290	$10.327	$8.647	$8.958	$8.950	$7.272
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	1	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.242	$18.758	$17.817	$14.290	$10.327	$8.647	$8.958	$8.950	$7.272	$8.978
Accumulation Unit Value at end of period	$18.293	$16.242	$18.758	$17.817	$14.290	$10.327	$8.647	$8.958	$8.950	$7.272
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.654	$27.332	$25.973	$20.843	$15.070	$12.624	$13.085	$13.080	$10.633	$—
Accumulation Unit Value at end of period	$26.626	$23.654	$27.332	$25.973	$20.843	$15.070	$12.624	$13.085	$13.080	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	5	5	3	3	2	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.556	$16.836	$16.015	$12.864	$9.310	$7.807	$8.101	$8.106	$6.596	$8.155
Accumulation Unit Value at end of period	$16.368	$14.556	$16.836	$16.015	$12.864	$9.310	$7.807	$8.101	$8.106	$6.596
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	8	9	10	11	13	14	13	12
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.369	$27.043	$25.737	$20.684	$14.977	$12.566	$13.044	$13.059	$10.632	$—
Accumulation Unit Value at end of period	$26.266	$23.369	$27.043	$25.737	$20.684	$14.977	$12.566	$13.044	$13.059	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.274	$26.947	$25.659	$20.631	$14.947	$12.546	$13.031	$13.052	$10.631	$—
Accumulation Unit Value at end of period	$26.146	$23.274	$26.947	$25.659	$20.631	$14.947	$12.546	$13.031	$13.052	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

18

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.993	$26.662	$25.425	$20.474	$14.855	$12.488	$12.990	$13.030	$10.630	$—
Accumulation Unit Value at end of period	$25.792	$22.993	$26.662	$25.425	$20.474	$14.855	$12.488	$12.990	$13.030	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Global Utilities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.140	$12.103	$13.659	$12.119	$10.825	$10.477	$11.260	$11.241	$10.645	$15.570
Accumulation Unit Value at end of period	$14.589	$12.140	$12.103	$13.659	$12.119	$10.825	$10.477	$11.260	$11.241	$10.645
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	5	8	12	14	17	25	33
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$11.837	$11.819	$13.358	$11.870	$10.619	$10.293	$11.079	$11.077	$10.505	$15.388
Accumulation Unit Value at end of period	$14.204	$11.837	$11.819	$13.358	$11.870	$10.619	$10.293	$11.079	$11.077	$10.505
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	12
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$11.759	$11.747	$13.283	$11.810	$10.570	$10.251	$11.039	$11.043	$10.478	$15.356
Accumulation Unit Value at end of period	$14.103	$11.759	$11.747	$13.283	$11.810	$10.570	$10.251	$11.039	$11.043	$10.478
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	4	4	5	5	10
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.466	$11.471	$12.991	$11.567	$10.368	$10.070	$10.861	$10.881	$10.340	$15.177
Accumulation Unit Value at end of period	$13.731	$11.466	$11.471	$12.991	$11.567	$10.368	$10.070	$10.861	$10.881	$10.340
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	2	1	1	3	11
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$11.466	$11.471	$12.991	$11.567	$10.368	$10.070	$10.861	$10.881	$10.340	$15.177
Accumulation Unit Value at end of period	$13.731	$11.466	$11.471	$12.991	$11.567	$10.368	$10.070	$10.861	$10.881	$10.340
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	2	1	1	3	11
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.221	$11.243	$12.752	$11.371	$10.208	$9.929	$10.725	$10.761	$10.241	$15.054
Accumulation Unit Value at end of period	$13.417	$11.221	$11.243	$12.752	$11.371	$10.208	$9.929	$10.725	$10.761	$10.241
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	7	7	9	9	9	10
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.221	$11.243	$12.752	$11.371	$10.208	$9.929	$10.725	$10.761	$10.241	$15.054
Accumulation Unit Value at end of period	$13.417	$11.221	$11.243	$12.752	$11.371	$10.208	$9.929	$10.725	$10.761	$10.241
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	7	7	9	9	9	10
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.141	$11.168	$12.673	$11.306	$10.155	$9.882	$10.680	$10.721	$10.208	$15.013
Accumulation Unit Value at end of period	$13.314	$11.141	$11.168	$12.673	$11.306	$10.155	$9.882	$10.680	$10.721	$10.208
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

19

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.977	$11.015	$12.512	$11.174	$10.046	$9.786	$10.586	$10.638	$10.139	$14.927
Accumulation Unit Value at end of period	$13.106	$10.977	$11.015	$12.512	$11.174	$10.046	$9.786	$10.586	$10.638	$10.139
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	2	2	1
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.902	$10.945	$12.439	$11.114	$9.997	$9.744	$10.546	$10.602	$10.111	$14.892
Accumulation Unit Value at end of period	$13.010	$10.902	$10.945	$12.439	$11.114	$9.997	$9.744	$10.546	$10.602	$10.111
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.902	$10.945	$12.439	$11.114	$9.997	$9.744	$10.546	$10.602	$10.111	$14.892
Accumulation Unit Value at end of period	$13.010	$10.902	$10.945	$12.439	$11.114	$9.997	$9.744	$10.546	$10.602	$10.111
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.914	$10.963	$12.465	$11.143	$10.028	$9.779	$10.589	$10.651	$10.162	$—
Accumulation Unit Value at end of period	$13.018	$10.914	$10.963	$12.465	$11.143	$10.028	$9.779	$10.589	$10.651	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	1	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.423	$9.474	$10.783	$9.649	$8.692	$8.485	$9.197	$9.260	$8.844	$13.046
Accumulation Unit Value at end of period	$11.227	$9.423	$9.474	$10.783	$9.649	$8.692	$8.485	$9.197	$9.260	$8.844
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.783	$10.847	$12.352	$11.058	$9.967	$9.734	$10.556	$10.634	$10.161	$—
Accumulation Unit Value at end of period	$12.841	$10.783	$10.847	$12.352	$11.058	$9.967	$9.734	$10.556	$10.634	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.739	$10.808	$12.314	$11.030	$9.947	$9.719	$10.545	$10.628	$10.160	$—
Accumulation Unit Value at end of period	$12.783	$10.739	$10.808	$12.314	$11.030	$9.947	$9.719	$10.545	$10.628	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.609	$10.694	$12.202	$10.946	$9.886	$9.674	$10.512	$10.611	$10.159	$—
Accumulation Unit Value at end of period	$12.610	$10.609	$10.694	$12.202	$10.946	$9.886	$9.674	$10.512	$10.611	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$0.974	$0.990	$1.006	$1.023	$1.040	$1.057	$1.075	$1.092	$1.108	$1.098
Accumulation Unit Value at end of period	$0.960	$0.974	$0.990	$1.006	$1.023	$1.040	$1.057	$1.075	$1.092	$1.108
Number of Accumulation Units outstanding at end of period (in thousands)	77	161	128	133	302	569	614	575	835	2,852

20

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$0.950	$0.967	$0.984	$1.002	$1.020	$1.039	$1.057	$1.076	$1.094	$1.086
Accumulation Unit Value at end of period	$0.935	$0.950	$0.967	$0.984	$1.002	$1.020	$1.039	$1.057	$1.076	$1.094
Number of Accumulation Units outstanding at end of period (in thousands)	145	145	142	9	79	124	121	142	148	150
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$0.943	$0.961	$0.979	$0.997	$1.016	$1.034	$1.054	$1.073	$1.091	$1.083
Accumulation Unit Value at end of period	$0.928	$0.943	$0.961	$0.979	$0.997	$1.016	$1.034	$1.054	$1.073	$1.091
Number of Accumulation Units outstanding at end of period (in thousands)	276	321	407	433	774	996	1,331	1,132	1,123	1,499
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.920	$0.939	$0.957	$0.977	$0.996	$1.016	$1.037	$1.057	$1.076	$1.071
Accumulation Unit Value at end of period	$0.904	$0.920	$0.939	$0.957	$0.977	$0.996	$1.016	$1.037	$1.057	$1.076
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	5	475	5	6	27	105
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$0.920	$0.939	$0.957	$0.977	$0.996	$1.016	$1.037	$1.057	$1.076	$1.071
Accumulation Unit Value at end of period	$0.904	$0.920	$0.939	$0.957	$0.977	$0.996	$1.016	$1.037	$1.057	$1.076
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	5	475	5	6	27	105
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.900	$0.920	$0.940	$0.960	$0.981	$1.002	$1.024	$1.046	$1.066	$1.062
Accumulation Unit Value at end of period	$0.883	$0.900	$0.920	$0.940	$0.960	$0.981	$1.002	$1.024	$1.046	$1.066
Number of Accumulation Units outstanding at end of period (in thousands)	11	24	13	14	15	278	106	250	221	347
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.900	$0.920	$0.940	$0.960	$0.981	$1.002	$1.024	$1.046	$1.066	$1.062
Accumulation Unit Value at end of period	$0.883	$0.900	$0.920	$0.940	$0.960	$0.981	$1.002	$1.024	$1.046	$1.066
Number of Accumulation Units outstanding at end of period (in thousands)	11	24	13	14	15	278	106	250	221	347
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.894	$0.914	$0.934	$0.955	$0.976	$0.997	$1.019	$1.042	$1.063	$1.059
Accumulation Unit Value at end of period	$0.877	$0.894	$0.914	$0.934	$0.955	$0.976	$0.997	$1.019	$1.042	$1.063
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.881	$0.901	$0.922	$0.943	$0.965	$0.988	$1.010	$1.034	$1.055	$1.053
Accumulation Unit Value at end of period	$0.863	$0.881	$0.901	$0.922	$0.943	$0.965	$0.988	$1.010	$1.034	$1.055
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	3	3	16	—	—	111
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.875	$0.896	$0.917	$0.938	$0.961	$0.983	$1.007	$1.030	$1.053	$1.051
Accumulation Unit Value at end of period	$0.857	$0.875	$0.896	$0.917	$0.938	$0.961	$0.983	$1.007	$1.030	$1.053
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	11	12	12	13	13	34	34
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.875	$0.896	$0.917	$0.938	$0.961	$0.983	$1.007	$1.030	$1.053	$1.051
Accumulation Unit Value at end of period	$0.857	$0.875	$0.896	$0.917	$0.938	$0.961	$0.983	$1.007	$1.030	$1.053
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	11	12	12	13	13	34	34

21

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.273	$8.473	$8.678	$8.887	$9.102	$9.323	$9.548	$9.776	$9.993	$—
Accumulation Unit Value at end of period	$8.096	$8.273	$8.473	$8.678	$8.887	$9.102	$9.323	$9.548	$9.776	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	29	30	4	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.836	$0.857	$0.879	$0.901	$0.924	$0.947	$0.971	$0.995	$1.018	$1.018
Accumulation Unit Value at end of period	$0.818	$0.836	$0.857	$0.879	$0.901	$0.924	$0.947	$0.971	$0.995	$1.018
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.173	$8.383	$8.599	$8.820	$9.047	$9.279	$9.518	$9.760	$9.992	$—
Accumulation Unit Value at end of period	$7.986	$8.173	$8.383	$8.599	$8.820	$9.047	$9.279	$9.518	$9.760	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.140	$8.353	$8.572	$8.797	$9.028	$9.265	$9.508	$9.755	$9.991	$—
Accumulation Unit Value at end of period	$7.950	$8.140	$8.353	$8.572	$8.797	$9.028	$9.265	$9.508	$9.755	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.041	$8.265	$8.494	$8.730	$8.973	$9.222	$9.478	$9.739	$9.990	$—
Accumulation Unit Value at end of period	$7.842	$8.041	$8.265	$8.494	$8.730	$8.973	$9.222	$9.478	$9.739	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.394	$7.057	$7.102	$6.338	$4.733	$4.093	$4.340	$3.761	$2.714	$4.428
Accumulation Unit Value at end of period	$9.520	$7.394	$7.057	$7.102	$6.338	$4.733	$4.093	$4.340	$3.761	$2.714
Number of Accumulation Units outstanding at end of period (in thousands)	119	66	74	15	16	22	41	50	69	73
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$7.209	$6.892	$6.946	$6.208	$4.643	$4.021	$4.270	$3.706	$2.679	$4.377
Accumulation Unit Value at end of period	$9.269	$7.209	$6.892	$6.946	$6.208	$4.643	$4.021	$4.270	$3.706	$2.679
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	—	—	—	—	—	—	—	7
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$7.162	$6.850	$6.907	$6.176	$4.621	$4.004	$4.255	$3.694	$2.672	$4.368
Accumulation Unit Value at end of period	$9.204	$7.162	$6.850	$6.907	$6.176	$4.621	$4.004	$4.255	$3.694	$2.672
Number of Accumulation Units outstanding at end of period (in thousands)	56	62	1	1	3	3	3	4	6	33
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.983	$6.689	$6.755	$6.049	$4.533	$3.934	$4.186	$3.640	$2.637	$4.317
Accumulation Unit Value at end of period	$8.961	$6.983	$6.689	$6.755	$6.049	$4.533	$3.934	$4.186	$3.640	$2.637
Number of Accumulation Units outstanding at end of period (in thousands)	64	68	—	6	9	10	11	13	13	14

22

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$6.983	$6.689	$6.755	$6.049	$4.533	$3.934	$4.186	$3.640	$2.637	$4.317
Accumulation Unit Value at end of period	$8.961	$6.983	$6.689	$6.755	$6.049	$4.533	$3.934	$4.186	$3.640	$2.637
Number of Accumulation Units outstanding at end of period (in thousands)	64	68	—	6	9	10	11	13	13	14
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.834	$6.556	$6.630	$5.947	$4.463	$3.879	$4.134	$3.600	$2.611	$4.282
Accumulation Unit Value at end of period	$8.756	$6.834	$6.556	$6.630	$5.947	$4.463	$3.879	$4.134	$3.600	$2.611
Number of Accumulation Units outstanding at end of period (in thousands)	40	47	12	12	11	16	17	25	23	11
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.834	$6.556	$6.630	$5.947	$4.463	$3.879	$4.134	$3.600	$2.611	$4.282
Accumulation Unit Value at end of period	$8.756	$6.834	$6.556	$6.630	$5.947	$4.463	$3.879	$4.134	$3.600	$2.611
Number of Accumulation Units outstanding at end of period (in thousands)	40	47	12	12	11	16	17	25	23	11
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.785	$6.512	$6.589	$5.913	$4.440	$3.860	$4.116	$3.587	$2.603	$4.270
Accumulation Unit Value at end of period	$8.688	$6.785	$6.512	$6.589	$5.913	$4.440	$3.860	$4.116	$3.587	$2.603
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.685	$6.422	$6.505	$5.843	$4.392	$3.823	$4.080	$3.559	$2.585	$4.245
Accumulation Unit Value at end of period	$8.552	$6.685	$6.422	$6.505	$5.843	$4.392	$3.823	$4.080	$3.559	$2.585
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	—	—	—	—	3	3	3	3
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.640	$6.382	$6.467	$5.812	$4.371	$3.806	$4.064	$3.547	$2.578	$4.235
Accumulation Unit Value at end of period	$8.490	$6.640	$6.382	$6.467	$5.812	$4.371	$3.806	$4.064	$3.547	$2.578
Number of Accumulation Units outstanding at end of period (in thousands)	20	32	—	—	—	—	1	2	2	2
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.640	$6.382	$6.467	$5.812	$4.371	$3.806	$4.064	$3.547	$2.578	$4.235
Accumulation Unit Value at end of period	$8.490	$6.640	$6.382	$6.467	$5.812	$4.371	$3.806	$4.064	$3.547	$2.578
Number of Accumulation Units outstanding at end of period (in thousands)	20	32	—	—	—	—	1	2	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.598	$25.579	$25.934	$23.319	$17.545	$15.286	$16.331	$14.259	$10.369	$—
Accumulation Unit Value at end of period	$33.993	$26.598	$25.579	$25.934	$23.319	$17.545	$15.286	$16.331	$14.259	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	1	1	1	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.443	$7.165	$7.271	$6.545	$4.929	$4.299	$4.597	$4.018	$2.925	$4.812
Accumulation Unit Value at end of period	$9.502	$7.443	$7.165	$7.271	$6.545	$4.929	$4.299	$4.597	$4.018	$2.925
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	9	9	10	10	11	12	13	14

23

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.277	$25.308	$25.698	$23.142	$17.437	$15.215	$16.280	$14.235	$10.367	$—
Accumulation Unit Value at end of period	$33.533	$26.277	$25.308	$25.698	$23.142	$17.437	$15.215	$16.280	$14.235	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.171	$25.218	$25.620	$23.083	$17.402	$15.192	$16.263	$14.227	$10.367	$—
Accumulation Unit Value at end of period	$33.381	$26.171	$25.218	$25.620	$23.083	$17.402	$15.192	$16.263	$14.227	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.855	$24.951	$25.387	$22.907	$17.295	$15.121	$16.212	$14.204	$10.365	$—
Accumulation Unit Value at end of period	$32.928	$25.855	$24.951	$25.387	$22.907	$17.295	$15.121	$16.212	$14.204	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.683	$18.198	$19.547	$19.567	$18.444	$16.163	$16.149	$14.396	$9.745	$13.400
Accumulation Unit Value at end of period	$21.765	$20.683	$18.198	$19.547	$19.567	$18.444	$16.163	$16.149	$14.396	$9.745
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	13	14	18	21	25	29	35
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$20.168	$17.771	$19.117	$19.166	$18.093	$15.879	$15.889	$14.185	$9.617	$13.244
Accumulation Unit Value at end of period	$21.191	$20.168	$17.771	$19.117	$19.166	$18.093	$15.879	$15.889	$14.185	$9.617
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$20.035	$17.663	$19.010	$19.068	$18.009	$15.814	$15.831	$14.141	$9.592	$13.216
Accumulation Unit Value at end of period	$21.041	$20.035	$17.663	$19.010	$19.068	$18.009	$15.814	$15.831	$14.141	$9.592
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	8	10	14	22	30	54	57	54
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.536	$17.249	$18.592	$18.677	$17.666	$15.536	$15.577	$13.935	$9.466	$13.062
Accumulation Unit Value at end of period	$20.486	$19.536	$17.249	$18.592	$18.677	$17.666	$15.536	$15.577	$13.935	$9.466
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	9	10	10	13	24	29	29
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$19.536	$17.249	$18.592	$18.677	$17.666	$15.536	$15.577	$13.935	$9.466	$13.062
Accumulation Unit Value at end of period	$20.486	$19.536	$17.249	$18.592	$18.677	$17.666	$15.536	$15.577	$13.935	$9.466
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	9	10	10	13	24	29	29
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.118	$16.905	$18.249	$18.360	$17.393	$15.318	$15.381	$13.780	$9.375	$12.956
Accumulation Unit Value at end of period	$20.017	$19.118	$16.905	$18.249	$18.360	$17.393	$15.318	$15.381	$13.780	$9.375
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	18	27	35	38	45	52	72	84

24

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.118	$16.905	$18.249	$18.360	$17.393	$15.318	$15.381	$13.780	$9.375	$12.956
Accumulation Unit Value at end of period	$20.017	$19.118	$16.905	$18.249	$18.360	$17.393	$15.318	$15.381	$13.780	$9.375
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	18	27	35	38	45	52	72	84
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.981	$16.792	$18.136	$18.255	$17.302	$15.246	$15.317	$13.729	$9.345	$12.921
Accumulation Unit Value at end of period	$19.864	$18.981	$16.792	$18.136	$18.255	$17.302	$15.246	$15.317	$13.729	$9.345
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	2
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.702	$16.562	$17.906	$18.041	$17.117	$15.098	$15.183	$13.623	$9.282	$12.847
Accumulation Unit Value at end of period	$19.553	$18.702	$16.562	$17.906	$18.041	$17.117	$15.098	$15.183	$13.623	$9.282
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	1	1	1	1	5	5	5	5
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.575	$16.458	$17.802	$17.945	$17.034	$15.032	$15.125	$13.577	$9.255	$12.817
Accumulation Unit Value at end of period	$19.410	$18.575	$16.458	$17.802	$17.945	$17.034	$15.032	$15.125	$13.577	$9.255
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.575	$16.458	$17.802	$17.945	$17.034	$15.032	$15.125	$13.577	$9.255	$12.817
Accumulation Unit Value at end of period	$19.410	$18.575	$16.458	$17.802	$17.945	$17.034	$15.032	$15.125	$13.577	$9.255
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.821	$18.457	$19.975	$20.146	$19.133	$16.893	$17.005	$15.273	$10.416	$—
Accumulation Unit Value at end of period	$21.746	$20.821	$18.457	$19.975	$20.146	$19.133	$16.893	$17.005	$15.273	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	5	5	6	6	5	3	1	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.425	$17.237	$18.672	$18.851	$17.921	$15.839	$15.960	$14.349	$9.796	$13.585
Accumulation Unit Value at end of period	$20.268	$19.425	$17.237	$18.672	$18.851	$17.921	$15.839	$15.960	$14.349	$9.796
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.570	$18.262	$19.793	$19.993	$19.015	$16.814	$16.951	$15.248	$10.415	$—
Accumulation Unit Value at end of period	$21.452	$20.570	$18.262	$19.793	$19.993	$19.015	$16.814	$16.951	$15.248	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.487	$18.197	$19.733	$19.942	$18.977	$16.788	$16.934	$15.240	$10.414	$—
Accumulation Unit Value at end of period	$21.355	$20.487	$18.197	$19.733	$19.942	$18.977	$16.788	$16.934	$15.240	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

25

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.240	$18.005	$19.553	$19.790	$18.860	$16.711	$16.881	$15.215	$10.413	$—
Accumulation Unit Value at end of period	$21.065	$20.240	$18.005	$19.553	$19.790	$18.860	$16.711	$16.881	$15.215	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.874	$18.440	$17.610	$17.574	$16.133	$15.620	$14.454	$10.019	$13.390
Accumulation Unit Value at end of period	$18.626	$17.933	$17.874	$18.440	$17.610	$17.574	$16.133	$15.620	$14.454	$10.019
Number of Accumulation Units outstanding at end of period (in thousands)	28	34	38	48	57	70	80	89	98	115
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$17.486	$17.454	$18.035	$17.249	$17.239	$15.849	$15.369	$14.242	$9.888	$13.234
Accumulation Unit Value at end of period	$18.135	$17.486	$17.454	$18.035	$17.249	$17.239	$15.849	$15.369	$14.242	$9.888
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	13
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$17.371	$17.348	$17.934	$17.161	$17.160	$15.784	$15.313	$14.198	$9.862	$13.206
Accumulation Unit Value at end of period	$18.006	$17.371	$17.348	$17.934	$17.161	$17.160	$15.784	$15.313	$14.198	$9.862
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	30	39	56	87	108	142	158	171
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.938	$16.941	$17.540	$16.809	$16.833	$15.507	$15.067	$13.990	$9.732	$13.052
Accumulation Unit Value at end of period	$17.531	$16.938	$16.941	$17.540	$16.809	$16.833	$15.507	$15.067	$13.990	$9.732
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	12	17	28	33	35	47	60	72
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$16.938	$16.941	$17.540	$16.809	$16.833	$15.507	$15.067	$13.990	$9.732	$13.052
Accumulation Unit Value at end of period	$17.531	$16.938	$16.941	$17.540	$16.809	$16.833	$15.507	$15.067	$13.990	$9.732
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	12	17	28	33	35	47	60	72
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.576	$16.604	$17.216	$16.523	$16.572	$15.290	$14.878	$13.836	$9.639	$12.946
Accumulation Unit Value at end of period	$17.131	$16.576	$16.604	$17.216	$16.523	$16.572	$15.290	$14.878	$13.836	$9.639
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	19	26	28	45	63	98	95	104
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.576	$16.604	$17.216	$16.523	$16.572	$15.290	$14.878	$13.836	$9.639	$12.946
Accumulation Unit Value at end of period	$17.131	$16.576	$16.604	$17.216	$16.523	$16.572	$15.290	$14.878	$13.836	$9.639
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	19	26	28	45	63	98	95	104
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.456	$16.493	$17.109	$16.429	$16.486	$15.218	$14.815	$13.784	$9.608	$12.911
Accumulation Unit Value at end of period	$16.999	$16.456	$16.493	$17.109	$16.429	$16.486	$15.218	$14.815	$13.784	$9.608
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1

26

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.215	$16.267	$16.892	$16.237	$16.309	$15.069	$14.686	$13.677	$9.543	$12.836
Accumulation Unit Value at end of period	$16.733	$16.215	$16.267	$16.892	$16.237	$16.309	$15.069	$14.686	$13.677	$9.543
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	2	3	3	6	6
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.104	$16.164	$16.794	$16.150	$16.230	$15.004	$14.630	$13.632	$9.516	$12.806
Accumulation Unit Value at end of period	$16.610	$16.104	$16.164	$16.794	$16.150	$16.230	$15.004	$14.630	$13.632	$9.516
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	3	4	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.104	$16.164	$16.794	$16.150	$16.230	$15.004	$14.630	$13.632	$9.516	$12.806
Accumulation Unit Value at end of period	$16.610	$16.104	$16.164	$16.794	$16.150	$16.230	$15.004	$14.630	$13.632	$9.516
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	3	4	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.728	$17.802	$18.505	$17.805	$17.902	$16.558	$16.152	$15.058	$10.517	$—
Accumulation Unit Value at end of period	$18.276	$17.728	$17.802	$18.505	$17.805	$17.902	$16.558	$16.152	$15.058	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	11	12	11	10	9	8	6	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.311	$15.391	$16.015	$15.424	$15.524	$14.373	$14.035	$13.097	$9.157	$12.341
Accumulation Unit Value at end of period	$15.769	$15.311	$15.391	$16.015	$15.424	$15.524	$14.373	$14.035	$13.097	$9.157
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.514	$17.614	$18.336	$17.669	$17.793	$16.481	$16.102	$15.034	$10.516	$—
Accumulation Unit Value at end of period	$18.028	$17.514	$17.614	$18.336	$17.669	$17.793	$16.481	$16.102	$15.034	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.443	$17.552	$18.281	$17.624	$17.756	$16.456	$16.085	$15.025	$10.515	$—
Accumulation Unit Value at end of period	$17.946	$17.443	$17.552	$18.281	$17.624	$17.756	$16.456	$16.085	$15.025	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.233	$17.366	$18.114	$17.490	$17.648	$16.380	$16.035	$15.001	$10.514	$—
Accumulation Unit Value at end of period	$17.703	$17.233	$17.366	$18.114	$17.490	$17.648	$16.380	$16.035	$15.001	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132	$11.122
Accumulation Unit Value at end of period	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	15	21	30	43	57	62	77	112

27

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$8.486	$8.857	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$6.051	$10.992
Accumulation Unit Value at end of period	$10.549	$8.486	$8.857	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$6.051
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	6	14	14	15	15	16	20
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$8.430	$8.803	$8.955	$9.785	$7.783	$6.503	$7.975	$7.384	$6.035	$10.969
Accumulation Unit Value at end of period	$10.475	$8.430	$8.803	$8.955	$9.785	$7.783	$6.503	$7.975	$7.384	$6.035
Number of Accumulation Units outstanding at end of period (in thousands)	23	21	22	26	28	43	55	81	92	116
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$8.219	$8.597	$8.758	$9.585	$7.635	$6.389	$7.847	$7.276	$5.956	$10.841
Accumulation Unit Value at end of period	$10.198	$8.219	$8.597	$8.758	$9.585	$7.635	$6.389	$7.847	$7.276	$5.956
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	18	25	33	43	49	56	68	80
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$8.219	$8.597	$8.758	$9.585	$7.635	$6.389	$7.847	$7.276	$5.956	$10.841
Accumulation Unit Value at end of period	$10.198	$8.219	$8.597	$8.758	$9.585	$7.635	$6.389	$7.847	$7.276	$5.956
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	18	25	33	43	49	56	68	80
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.044	$8.425	$8.596	$9.422	$7.516	$6.299	$7.748	$7.195	$5.899	$10.753
Accumulation Unit Value at end of period	$9.965	$8.044	$8.425	$8.596	$9.422	$7.516	$6.299	$7.748	$7.195	$5.899
Number of Accumulation Units outstanding at end of period (in thousands)	29	41	38	51	53	71	85	97	104	121
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$8.044	$8.425	$8.596	$9.422	$7.516	$6.299	$7.748	$7.195	$5.899	$10.753
Accumulation Unit Value at end of period	$9.965	$8.044	$8.425	$8.596	$9.422	$7.516	$6.299	$7.748	$7.195	$5.899
Number of Accumulation Units outstanding at end of period (in thousands)	29	41	38	51	53	71	85	97	104	121
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$7.986	$8.369	$8.543	$9.368	$7.477	$6.270	$7.716	$7.169	$5.880	$10.724
Accumulation Unit Value at end of period	$9.889	$7.986	$8.369	$8.543	$9.368	$7.477	$6.270	$7.716	$7.169	$5.880
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.868	$8.254	$8.434	$9.258	$7.397	$6.208	$7.648	$7.113	$5.840	$10.662
Accumulation Unit Value at end of period	$9.734	$7.868	$8.254	$8.434	$9.258	$7.397	$6.208	$7.648	$7.113	$5.840
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	2	3	7	7	7
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.815	$8.202	$8.385	$9.209	$7.361	$6.182	$7.619	$7.089	$5.823	$10.638
Accumulation Unit Value at end of period	$9.662	$7.815	$8.202	$8.385	$9.209	$7.361	$6.182	$7.619	$7.089	$5.823
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	2	2
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$7.815	$8.202	$8.385	$9.209	$7.361	$6.182	$7.619	$7.089	$5.823	$10.638
Accumulation Unit Value at end of period	$9.662	$7.815	$8.202	$8.385	$9.209	$7.361	$6.182	$7.619	$7.089	$5.823
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	2	2

28

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.283	$14.999	$15.341	$16.857	$13.482	$11.327	$13.967	$13.003	$10.686	$—
Accumulation Unit Value at end of period	$17.651	$14.283	$14.999	$15.341	$16.857	$13.482	$11.327	$13.967	$13.003	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	4	4	5	5	7	4	3	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.593	$10.083	$10.324	$11.355	$9.091	$7.645	$9.437	$8.794	$7.235	$13.235
Accumulation Unit Value at end of period	$11.843	$9.593	$10.083	$10.324	$11.355	$9.091	$7.645	$9.437	$8.794	$7.235
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.111	$14.840	$15.202	$16.728	$13.399	$11.274	$13.924	$12.981	$10.685	$—
Accumulation Unit Value at end of period	$17.412	$14.111	$14.840	$15.202	$16.728	$13.399	$11.274	$13.924	$12.981	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.054	$14.787	$15.156	$16.686	$13.372	$11.257	$13.909	$12.974	$10.684	$—
Accumulation Unit Value at end of period	$17.333	$14.054	$14.787	$15.156	$16.686	$13.372	$11.257	$13.909	$12.974	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.884	$14.631	$15.018	$16.559	$13.290	$11.204	$13.865	$12.953	$10.683	$—
Accumulation Unit Value at end of period	$17.098	$13.884	$14.631	$15.018	$16.559	$13.290	$11.204	$13.865	$12.953	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.221	$6.780	$6.817	$7.384	$6.135	$5.154	$6.382	$5.783	$4.249	$7.510
Accumulation Unit Value at end of period	$8.264	$6.221	$6.780	$6.817	$7.384	$6.135	$5.154	$6.382	$5.783	$4.249
Number of Accumulation Units outstanding at end of period (in thousands)	80	6	9	15	16	23	27	34	39	55
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$6.066	$6.621	$6.667	$7.233	$6.018	$5.063	$6.279	$5.698	$4.193	$7.422
Accumulation Unit Value at end of period	$8.046	$6.066	$6.621	$6.667	$7.233	$6.018	$5.063	$6.279	$5.698	$4.193
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	2
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$6.026	$6.581	$6.630	$7.196	$5.990	$5.043	$6.257	$5.680	$4.182	$7.407
Accumulation Unit Value at end of period	$7.989	$6.026	$6.581	$6.630	$7.196	$5.990	$5.043	$6.257	$5.680	$4.182
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	7	7	9	10	11
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$5.876	$6.426	$6.484	$7.048	$5.876	$4.954	$6.156	$5.597	$4.127	$7.320
Accumulation Unit Value at end of period	$7.778	$5.876	$6.426	$6.484	$7.048	$5.876	$4.954	$6.156	$5.597	$4.127
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	8	11	12	12	16	29	31

29

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$5.876	$6.426	$6.484	$7.048	$5.876	$4.954	$6.156	$5.597	$4.127	$7.320
Accumulation Unit Value at end of period	$7.778	$5.876	$6.426	$6.484	$7.048	$5.876	$4.954	$6.156	$5.597	$4.127
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	8	11	12	12	16	29	31
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$5.750	$6.298	$6.364	$6.928	$5.785	$4.884	$6.079	$5.535	$4.087	$7.261
Accumulation Unit Value at end of period	$7.600	$5.750	$6.298	$6.364	$6.928	$5.785	$4.884	$6.079	$5.535	$4.087
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	4	6	14	19	12	13	16
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$5.750	$6.298	$6.364	$6.928	$5.785	$4.884	$6.079	$5.535	$4.087	$7.261
Accumulation Unit Value at end of period	$7.600	$5.750	$6.298	$6.364	$6.928	$5.785	$4.884	$6.079	$5.535	$4.087
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	4	6	14	19	12	13	16
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$5.709	$6.256	$6.325	$6.889	$5.755	$4.861	$6.053	$5.515	$4.074	$7.241
Accumulation Unit Value at end of period	$7.542	$5.709	$6.256	$6.325	$6.889	$5.755	$4.861	$6.053	$5.515	$4.074
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$5.625	$6.171	$6.244	$6.808	$5.693	$4.814	$6.000	$5.472	$4.047	$7.199
Accumulation Unit Value at end of period	$7.423	$5.625	$6.171	$6.244	$6.808	$5.693	$4.814	$6.000	$5.472	$4.047
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	4	4	6	6	8	6
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$5.587	$6.132	$6.208	$6.772	$5.665	$4.793	$5.977	$5.454	$4.035	$7.183
Accumulation Unit Value at end of period	$7.369	$5.587	$6.132	$6.208	$6.772	$5.665	$4.793	$5.977	$5.454	$4.035
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$5.587	$6.132	$6.208	$6.772	$5.665	$4.793	$5.977	$5.454	$4.035	$7.183
Accumulation Unit Value at end of period	$7.369	$5.587	$6.132	$6.208	$6.772	$5.665	$4.793	$5.977	$5.454	$4.035
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.775	$16.224	$16.434	$17.936	$15.013	$12.708	$15.855	$14.474	$10.715	$—
Accumulation Unit Value at end of period	$19.479	$14.775	$16.224	$16.434	$17.936	$15.013	$12.708	$15.855	$14.474	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	2	1	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.115	$10.019	$10.159	$11.099	$9.299	$7.879	$9.841	$8.992	$6.663	$11.879
Accumulation Unit Value at end of period	$12.006	$9.115	$10.019	$10.159	$11.099	$9.299	$7.879	$9.841	$8.992	$6.663
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	3	3	3

30

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.597	$16.052	$16.285	$17.800	$14.921	$12.649	$15.806	$14.450	$10.713	$—
Accumulation Unit Value at end of period	$19.215	$14.597	$16.052	$16.285	$17.800	$14.921	$12.649	$15.806	$14.450	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.538	$15.995	$16.235	$17.754	$14.891	$12.630	$15.789	$14.442	$10.713	$—
Accumulation Unit Value at end of period	$19.128	$14.538	$15.995	$16.235	$17.754	$14.891	$12.630	$15.789	$14.442	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.362	$15.826	$16.087	$17.619	$14.800	$12.571	$15.740	$14.418	$10.711	$—
Accumulation Unit Value at end of period	$18.869	$14.362	$15.826	$16.087	$17.619	$14.800	$12.571	$15.740	$14.418	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.840	$11.905	$12.350	$13.872	$11.540	$9.639	$11.367	$10.787	$8.691	$16.368
Accumulation Unit Value at end of period	$14.522	$11.840	$11.905	$12.350	$13.872	$11.540	$9.639	$11.367	$10.787	$8.691
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	16	24	25	40	47	53	64	85
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$11.545	$11.626	$12.079	$13.587	$11.320	$9.470	$11.184	$10.629	$8.576	$16.177
Accumulation Unit Value at end of period	$14.139	$11.545	$11.626	$12.079	$13.587	$11.320	$9.470	$11.184	$10.629	$8.576
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	4	4	5	5	5	6
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$11.469	$11.555	$12.011	$13.518	$11.268	$9.431	$11.143	$10.596	$8.554	$16.143
Accumulation Unit Value at end of period	$14.039	$11.469	$11.555	$12.011	$13.518	$11.268	$9.431	$11.143	$10.596	$8.554
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	22	25	34	60	72	110	139	149
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.183	$11.284	$11.747	$13.241	$11.053	$9.265	$10.964	$10.441	$8.441	$15.955
Accumulation Unit Value at end of period	$13.668	$11.183	$11.284	$11.747	$13.241	$11.053	$9.265	$10.964	$10.441	$8.441
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	4	7	11	13	16	25
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$11.183	$11.284	$11.747	$13.241	$11.053	$9.265	$10.964	$10.441	$8.441	$15.955
Accumulation Unit Value at end of period	$13.668	$11.183	$11.284	$11.747	$13.241	$11.053	$9.265	$10.964	$10.441	$8.441
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	4	7	11	13	16	25
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.943	$11.059	$11.530	$13.016	$10.882	$9.135	$10.826	$10.326	$8.361	$15.826
Accumulation Unit Value at end of period	$13.356	$10.943	$11.059	$11.530	$13.016	$10.882	$9.135	$10.826	$10.326	$8.361
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	16	19	23	39	53	64	64	66

31

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.943	$11.059	$11.530	$13.016	$10.882	$9.135	$10.826	$10.326	$8.361	$15.826
Accumulation Unit Value at end of period	$13.356	$10.943	$11.059	$11.530	$13.016	$10.882	$9.135	$10.826	$10.326	$8.361
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	16	19	23	39	53	64	64	66
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.865	$10.985	$11.459	$12.942	$10.825	$9.092	$10.781	$10.287	$8.334	$15.783
Accumulation Unit Value at end of period	$13.253	$10.865	$10.985	$11.459	$12.942	$10.825	$9.092	$10.781	$10.287	$8.334
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.705	$10.835	$11.313	$12.790	$10.709	$9.004	$10.686	$10.208	$8.277	$15.692
Accumulation Unit Value at end of period	$13.046	$10.705	$10.835	$11.313	$12.790	$10.709	$9.004	$10.686	$10.208	$8.277
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	2	2	2	2	2
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.632	$10.766	$11.247	$12.722	$10.657	$8.965	$10.645	$10.174	$8.254	$15.655
Accumulation Unit Value at end of period	$12.950	$10.632	$10.766	$11.247	$12.722	$10.657	$8.965	$10.645	$10.174	$8.254
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	2	2
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.632	$10.766	$11.247	$12.722	$10.657	$8.965	$10.645	$10.174	$8.254	$15.655
Accumulation Unit Value at end of period	$12.950	$10.632	$10.766	$11.247	$12.722	$10.657	$8.965	$10.645	$10.174	$8.254
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.785	$13.966	$14.597	$16.520	$13.845	$11.652	$13.844	$13.237	$10.745	$—
Accumulation Unit Value at end of period	$16.782	$13.785	$13.966	$14.597	$16.520	$13.845	$11.652	$13.844	$13.237	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	9	9	6	4	7	6	4	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.868	$11.021	$11.531	$13.063	$10.959	$9.233	$10.980	$10.509	$8.539	$16.220
Accumulation Unit Value at end of period	$13.218	$10.868	$11.021	$11.531	$13.063	$10.959	$9.233	$10.980	$10.509	$8.539
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.619	$13.818	$14.465	$16.394	$13.760	$11.598	$13.800	$13.215	$10.743	$—
Accumulation Unit Value at end of period	$16.555	$13.619	$13.818	$14.465	$16.394	$13.760	$11.598	$13.800	$13.215	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.564	$13.769	$14.420	$16.352	$13.732	$11.580	$13.786	$13.208	$10.742	$—
Accumulation Unit Value at end of period	$16.480	$13.564	$13.769	$14.420	$16.352	$13.732	$11.580	$13.786	$13.208	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

32

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.400	$13.623	$14.289	$16.227	$13.648	$11.527	$13.743	$13.186	$10.741	$—
Accumulation Unit Value at end of period	$16.256	$13.400	$13.623	$14.289	$16.227	$13.648	$11.527	$13.743	$13.186	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208	$7.077
Accumulation Unit Value at end of period	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	109	31	42	60	67	102	109
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$10.567	$9.602	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$4.153	$6.994
Accumulation Unit Value at end of period	$12.751	$10.567	$9.602	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$4.153
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	5	14	16	17	18	20	28
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$10.498	$9.544	$9.938	$8.887	$6.700	$5.842	$5.948	$5.319	$4.142	$6.979
Accumulation Unit Value at end of period	$12.661	$10.498	$9.544	$9.938	$8.887	$6.700	$5.842	$5.948	$5.319	$4.142
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	31	103	102	123	151	187	214	120
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.236	$9.320	$9.720	$8.705	$6.572	$5.739	$5.853	$5.241	$4.087	$6.898
Accumulation Unit Value at end of period	$12.327	$10.236	$9.320	$9.720	$8.705	$6.572	$5.739	$5.853	$5.241	$4.087
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	17	23	28	40	53	69	83	80
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$10.236	$9.320	$9.720	$8.705	$6.572	$5.739	$5.853	$5.241	$4.087	$6.898
Accumulation Unit Value at end of period	$12.327	$10.236	$9.320	$9.720	$8.705	$6.572	$5.739	$5.853	$5.241	$4.087
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	17	23	28	40	53	69	83	80
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048	$6.842
Accumulation Unit Value at end of period	$12.045	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	20	31	39	55	68	80	82	59
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048	$6.842
Accumulation Unit Value at end of period	$12.045	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	20	31	39	55	68	80	82	59
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.945	$9.073	$9.481	$8.508	$6.437	$5.632	$5.755	$5.164	$4.035	$6.824
Accumulation Unit Value at end of period	$11.953	$9.945	$9.073	$9.481	$8.508	$6.437	$5.632	$5.755	$5.164	$4.035
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	3	3	3	3	3

33

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.799	$8.949	$9.361	$8.409	$6.368	$5.577	$5.705	$5.124	$4.008	$6.784
Accumulation Unit Value at end of period	$11.765	$9.799	$8.949	$9.361	$8.409	$6.368	$5.577	$5.705	$5.124	$4.008
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	3	3	3	7	8	—
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.732	$8.892	$9.306	$8.364	$6.337	$5.553	$5.683	$5.107	$3.996	$6.768
Accumulation Unit Value at end of period	$11.679	$9.732	$8.892	$9.306	$8.364	$6.337	$5.553	$5.683	$5.107	$3.996
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	2	2
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.732	$8.892	$9.306	$8.364	$6.337	$5.553	$5.683	$5.107	$3.996	$6.768
Accumulation Unit Value at end of period	$11.679	$9.732	$8.892	$9.306	$8.364	$6.337	$5.553	$5.683	$5.107	$3.996
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.696	$22.576	$23.639	$21.256	$16.112	$14.126	$14.463	$13.004	$10.182	$—
Accumulation Unit Value at end of period	$29.622	$24.696	$22.576	$23.639	$21.256	$16.112	$14.126	$14.463	$13.004	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	6	6	5	2	3	2	2	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.321	$9.444	$9.899	$8.910	$6.761	$5.933	$6.081	$5.473	$4.289	$7.275
Accumulation Unit Value at end of period	$12.367	$10.321	$9.444	$9.899	$8.910	$6.761	$5.933	$6.081	$5.473	$4.289
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	13	14	14	15	16	18	19	19
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.398	$22.337	$23.424	$21.094	$16.014	$14.061	$14.418	$12.983	$10.180	$—
Accumulation Unit Value at end of period	$29.221	$24.398	$22.337	$23.424	$21.094	$16.014	$14.061	$14.418	$12.983	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.300	$22.258	$23.353	$21.040	$15.981	$14.039	$14.403	$12.976	$10.180	$—
Accumulation Unit Value at end of period	$29.088	$24.300	$22.258	$23.353	$21.040	$15.981	$14.039	$14.403	$12.976	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.007	$22.022	$23.140	$20.880	$15.883	$13.974	$14.358	$12.955	$10.178	$—
Accumulation Unit Value at end of period	$28.694	$24.007	$22.022	$23.140	$20.880	$15.883	$13.974	$14.358	$12.955	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.389	$6.969	$7.105	$6.365	$4.743	$4.129	$4.423	$3.761	$2.894	$4.803
Accumulation Unit Value at end of period	$9.392	$7.389	$6.969	$7.105	$6.365	$4.743	$4.129	$4.423	$3.761	$2.894
Number of Accumulation Units outstanding at end of period (in thousands)	49	60	131	82	126	167	231	350	170	180

34

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$7.205	$6.805	$6.949	$6.234	$4.652	$4.057	$4.352	$3.706	$2.856	$4.747
Accumulation Unit Value at end of period	$9.144	$7.205	$6.805	$6.949	$6.234	$4.652	$4.057	$4.352	$3.706	$2.856
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	2	16	19	20	20	1	5
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$7.157	$6.764	$6.910	$6.203	$4.631	$4.040	$4.336	$3.694	$2.848	$4.737
Accumulation Unit Value at end of period	$9.079	$7.157	$6.764	$6.910	$6.203	$4.631	$4.040	$4.336	$3.694	$2.848
Number of Accumulation Units outstanding at end of period (in thousands)	36	40	47	63	88	148	163	225	125	130
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.979	$6.605	$6.758	$6.075	$4.543	$3.969	$4.266	$3.640	$2.811	$4.681
Accumulation Unit Value at end of period	$8.840	$6.979	$6.605	$6.758	$6.075	$4.543	$3.969	$4.266	$3.640	$2.811
Number of Accumulation Units outstanding at end of period (in thousands)	47	51	58	99	113	128	146	182	142	106
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$6.979	$6.605	$6.758	$6.075	$4.543	$3.969	$4.266	$3.640	$2.811	$4.681
Accumulation Unit Value at end of period	$8.840	$6.979	$6.605	$6.758	$6.075	$4.543	$3.969	$4.266	$3.640	$2.811
Number of Accumulation Units outstanding at end of period (in thousands)	47	51	58	99	113	128	146	182	142	106
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.829	$6.474	$6.634	$5.972	$4.472	$3.913	$4.213	$3.600	$2.784	$4.643
Accumulation Unit Value at end of period	$8.638	$6.829	$6.474	$6.634	$5.972	$4.472	$3.913	$4.213	$3.600	$2.784
Number of Accumulation Units outstanding at end of period (in thousands)	41	44	40	53	46	70	103	128	61	50
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.829	$6.474	$6.634	$5.972	$4.472	$3.913	$4.213	$3.600	$2.784	$4.643
Accumulation Unit Value at end of period	$8.638	$6.829	$6.474	$6.634	$5.972	$4.472	$3.913	$4.213	$3.600	$2.784
Number of Accumulation Units outstanding at end of period (in thousands)	41	44	40	53	46	70	103	128	61	50
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.780	$6.430	$6.592	$5.938	$4.449	$3.895	$4.195	$3.587	$2.775	$4.631
Accumulation Unit Value at end of period	$8.571	$6.780	$6.430	$6.592	$5.938	$4.449	$3.895	$4.195	$3.587	$2.775
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	1	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.681	$6.342	$6.509	$5.868	$4.401	$3.857	$4.158	$3.559	$2.756	$4.604
Accumulation Unit Value at end of period	$8.437	$6.681	$6.342	$6.509	$5.868	$4.401	$3.857	$4.158	$3.559	$2.756
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	32	41	50	54	71	93	63	52
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.635	$6.302	$6.471	$5.837	$4.380	$3.840	$4.142	$3.547	$2.748	$4.593
Accumulation Unit Value at end of period	$8.375	$6.635	$6.302	$6.471	$5.837	$4.380	$3.840	$4.142	$3.547	$2.748
Number of Accumulation Units outstanding at end of period (in thousands)	56	79	84	102	107	143	167	175	130	142
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$6.635	$6.302	$6.471	$5.837	$4.380	$3.840	$4.142	$3.547	$2.748	$4.593
Accumulation Unit Value at end of period	$8.375	$6.635	$6.302	$6.471	$5.837	$4.380	$3.840	$4.142	$3.547	$2.748
Number of Accumulation Units outstanding at end of period (in thousands)	56	79	84	102	107	143	167	175	130	142

35

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.933	$23.694	$24.340	$21.968	$16.492	$14.467	$15.613	$13.376	$10.368	$—
Accumulation Unit Value at end of period	$31.456	$24.933	$23.694	$24.340	$21.968	$16.492	$14.467	$15.613	$13.376	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	10	10	9	8	6	4	1	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.393	$7.983	$8.209	$7.417	$5.573	$4.894	$5.287	$4.534	$3.518	$5.889
Accumulation Unit Value at end of period	$10.578	$8.393	$7.983	$8.209	$7.417	$5.573	$4.894	$5.287	$4.534	$3.518
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	21	22	22	23	26	23	24
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.632	$23.443	$24.118	$21.801	$16.391	$14.400	$15.564	$13.354	$10.367	$—
Accumulation Unit Value at end of period	$31.030	$24.632	$23.443	$24.118	$21.801	$16.391	$14.400	$15.564	$13.354	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.533	$23.360	$24.045	$21.745	$16.357	$14.378	$15.547	$13.346	$10.366	$—
Accumulation Unit Value at end of period	$30.889	$24.533	$23.360	$24.045	$21.745	$16.357	$14.378	$15.547	$13.346	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.237	$23.113	$23.826	$21.580	$16.257	$14.311	$15.499	$13.324	$10.365	$—
Accumulation Unit Value at end of period	$30.471	$24.237	$23.113	$23.826	$21.580	$16.257	$14.311	$15.499	$13.324	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Multi-Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.946	$26.045	$27.675	$25.404	$18.178	$15.896	$17.033	$13.958	$10.209	$18.154
Accumulation Unit Value at end of period	$31.522	$28.946	$26.045	$27.675	$25.404	$18.178	$15.896	$17.033	$13.958	$10.209
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	5	5	5	3	4	7	10	12
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$28.359	$25.555	$27.195	$25.000	$17.916	$15.691	$16.838	$13.819	$10.122	$18.027
Accumulation Unit Value at end of period	$30.836	$28.359	$25.555	$27.195	$25.000	$17.916	$15.691	$16.838	$13.819	$10.122
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$28.166	$25.393	$27.037	$24.867	$17.830	$15.623	$16.774	$13.773	$10.094	$17.985
Accumulation Unit Value at end of period	$30.611	$28.166	$25.393	$27.037	$24.867	$17.830	$15.623	$16.774	$13.773	$10.094
Number of Accumulation Units outstanding at end of period (in thousands)	9	15	15	13	16	25	31	45	49	55
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.594	$24.915	$26.568	$24.472	$17.573	$15.421	$16.582	$13.636	$10.008	$17.860
Accumulation Unit Value at end of period	$29.945	$27.594	$24.915	$26.568	$24.472	$17.573	$15.421	$16.582	$13.636	$10.008
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	4	5	3	3	6	9	8	8

36

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$27.594	$24.915	$26.568	$24.472	$17.573	$15.421	$16.582	$13.636	$10.008	$17.860
Accumulation Unit Value at end of period	$29.945	$27.594	$24.915	$26.568	$24.472	$17.573	$15.421	$16.582	$13.636	$10.008
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	4	5	3	3	6	9	8	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.034	$24.446	$26.107	$24.084	$17.320	$15.222	$16.392	$13.500	$9.923	$17.735
Accumulation Unit Value at end of period	$29.293	$27.034	$24.446	$26.107	$24.084	$17.320	$15.222	$16.392	$13.500	$9.923
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	10	11	12	21	27	33	37	39
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.034	$24.446	$26.107	$24.084	$17.320	$15.222	$16.392	$13.500	$9.923	$17.735
Accumulation Unit Value at end of period	$29.293	$27.034	$24.446	$26.107	$24.084	$17.320	$15.222	$16.392	$13.500	$9.923
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	10	11	12	21	27	33	37	39
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.850	$24.292	$25.955	$23.956	$17.237	$15.156	$16.330	$13.455	$9.895	$17.694
Accumulation Unit Value at end of period	$29.079	$26.850	$24.292	$25.955	$23.956	$17.237	$15.156	$16.330	$13.455	$9.895
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	1	1	1	3	1	2
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.485	$23.986	$25.654	$23.702	$17.071	$15.025	$16.205	$13.366	$9.839	$17.612
Accumulation Unit Value at end of period	$28.656	$26.485	$23.986	$25.654	$23.702	$17.071	$15.025	$16.205	$13.366	$9.839
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	3	3	3
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.305	$23.834	$25.505	$23.575	$16.988	$14.960	$16.143	$13.321	$9.812	$17.571
Accumulation Unit Value at end of period	$28.446	$26.305	$23.834	$25.505	$23.575	$16.988	$14.960	$16.143	$13.321	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.305	$23.834	$25.505	$23.575	$16.988	$14.960	$16.143	$13.321	$9.812	$17.571
Accumulation Unit Value at end of period	$28.446	$26.305	$23.834	$25.505	$23.575	$16.988	$14.960	$16.143	$13.321	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.126	$23.684	$25.356	$23.450	$16.906	$14.895	$16.081	$13.277	$9.784	$—
Accumulation Unit Value at end of period	$28.238	$26.126	$23.684	$25.356	$23.450	$16.906	$14.895	$16.081	$13.277	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	13	12	12	11	3	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.788	$23.401	$25.079	$23.217	$16.755	$14.777	$15.969	$13.197	$9.735	$17.460
Accumulation Unit Value at end of period	$27.845	$25.788	$23.401	$25.079	$23.217	$16.755	$14.777	$15.969	$13.197	$9.735
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

37

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.621	$23.261	$24.941	$23.101	$16.680	$14.718	$15.913	$13.158	$9.711	$—
Accumulation Unit Value at end of period	$27.651	$25.621	$23.261	$24.941	$23.101	$16.680	$14.718	$15.913	$13.158	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.041	$25.471	$27.324	$25.321	$18.292	$16.148	$17.468	$14.451	$10.670	$—
Accumulation Unit Value at end of period	$30.248	$28.041	$25.471	$27.324	$25.321	$18.292	$16.148	$17.468	$14.451	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.702	$25.201	$27.075	$25.128	$18.180	$16.073	$17.414	$14.427	$10.669	$—
Accumulation Unit Value at end of period	$29.838	$27.702	$25.201	$27.075	$25.128	$18.180	$16.073	$17.414	$14.427	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Research Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.906	$12.843	$13.261	$11.738	$8.948	$7.714	$7.982	$6.973	$5.323	$8.805
Accumulation Unit Value at end of period	$16.872	$13.906	$12.843	$13.261	$11.738	$8.948	$7.714	$7.982	$6.973	$5.323
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	14	20	31	31	34	51	85
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$13.560	$12.542	$12.970	$11.497	$8.777	$7.579	$7.854	$6.871	$5.253	$8.703
Accumulation Unit Value at end of period	$16.427	$13.560	$12.542	$12.970	$11.497	$8.777	$7.579	$7.854	$6.871	$5.253
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	4	4	4	4	4	6
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$13.470	$12.465	$12.897	$11.438	$8.737	$7.548	$7.825	$6.850	$5.239	$8.684
Accumulation Unit Value at end of period	$16.310	$13.470	$12.465	$12.897	$11.438	$8.737	$7.548	$7.825	$6.850	$5.239
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	14	12	18	41	49	74	88	94
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.134	$12.173	$12.614	$11.204	$8.570	$7.415	$7.699	$6.749	$5.170	$8.583
Accumulation Unit Value at end of period	$15.880	$13.134	$12.173	$12.614	$11.204	$8.570	$7.415	$7.699	$6.749	$5.170
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	6	8	9	14	15	18
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$13.134	$12.173	$12.614	$11.204	$8.570	$7.415	$7.699	$6.749	$5.170	$8.583
Accumulation Unit Value at end of period	$15.880	$13.134	$12.173	$12.614	$11.204	$8.570	$7.415	$7.699	$6.749	$5.170
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	6	8	9	14	15	18
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.853	$11.930	$12.381	$11.013	$8.438	$7.311	$7.603	$6.675	$5.120	$8.514
Accumulation Unit Value at end of period	$15.517	$12.853	$11.930	$12.381	$11.013	$8.438	$7.311	$7.603	$6.675	$5.120
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	6	15	24	29	25	26

38

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.853	$11.930	$12.381	$11.013	$8.438	$7.311	$7.603	$6.675	$5.120	$8.514
Accumulation Unit Value at end of period	$15.517	$12.853	$11.930	$12.381	$11.013	$8.438	$7.311	$7.603	$6.675	$5.120
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	6	15	24	29	25	26
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.761	$11.850	$12.304	$10.951	$8.394	$7.276	$7.571	$6.650	$5.104	$8.490
Accumulation Unit Value at end of period	$15.398	$12.761	$11.850	$12.304	$10.951	$8.394	$7.276	$7.571	$6.650	$5.104
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.574	$11.688	$12.148	$10.822	$8.304	$7.206	$7.504	$6.598	$5.069	$8.441
Accumulation Unit Value at end of period	$15.157	$12.574	$11.688	$12.148	$10.822	$8.304	$7.206	$7.504	$6.598	$5.069
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	2	4	6	6	6
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.488	$11.614	$12.077	$10.765	$8.263	$7.174	$7.476	$6.576	$5.055	$8.422
Accumulation Unit Value at end of period	$15.046	$12.488	$11.614	$12.077	$10.765	$8.263	$7.174	$7.476	$6.576	$5.055
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.488	$11.614	$12.077	$10.765	$8.263	$7.174	$7.476	$6.576	$5.055	$8.422
Accumulation Unit Value at end of period	$15.046	$12.488	$11.614	$12.077	$10.765	$8.263	$7.174	$7.476	$6.576	$5.055
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.049	$23.308	$24.249	$21.625	$16.609	$14.427	$15.040	$13.238	$10.181	$—
Accumulation Unit Value at end of period	$30.165	$25.049	$23.308	$24.249	$21.625	$16.609	$14.427	$15.040	$13.238	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	3	2	3	3	2	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.372	$11.524	$12.001	$10.713	$8.236	$7.161	$7.473	$6.584	$5.069	$8.457
Accumulation Unit Value at end of period	$14.884	$12.372	$11.524	$12.001	$10.713	$8.236	$7.161	$7.473	$6.584	$5.069
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.747	$23.062	$24.029	$21.460	$16.507	$14.360	$14.993	$13.216	$10.179	$—
Accumulation Unit Value at end of period	$29.756	$24.747	$23.062	$24.029	$21.460	$16.507	$14.360	$14.993	$13.216	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.647	$22.980	$23.956	$21.406	$16.473	$14.338	$14.978	$13.209	$10.179	$—
Accumulation Unit Value at end of period	$29.621	$24.647	$22.980	$23.956	$21.406	$16.473	$14.338	$14.978	$13.209	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

39

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.349	$22.737	$23.738	$21.243	$16.372	$14.271	$14.931	$13.187	$10.177	$—
Accumulation Unit Value at end of period	$29.220	$24.349	$22.737	$23.738	$21.243	$16.372	$14.271	$14.931	$13.187	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572	$21.078
Accumulation Unit Value at end of period	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572
Number of Accumulation Units outstanding at end of period (in thousands)	4	33	5	6	7	8	10	46	16	24
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$35.129	$28.054	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$12.406	$20.832
Accumulation Unit Value at end of period	$37.219	$35.129	$28.054	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$12.406
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	2	2	2	2
With Earnings Protection Benefit
Accumulation Unit Value at beginning of period	$34.897	$27.883	$29.661	$29.212	$21.315	$18.481	$19.760	$15.977	$12.374	$20.788
Accumulation Unit Value at end of period	$36.955	$34.897	$27.883	$29.661	$29.212	$21.315	$18.481	$19.760	$15.977	$12.374
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	8	6	9	12	17	29	30	37
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$34.028	$27.229	$29.009	$28.612	$20.909	$18.156	$19.442	$15.744	$12.211	$20.545
Accumulation Unit Value at end of period	$35.980	$34.028	$27.229	$29.009	$28.612	$20.909	$18.156	$19.442	$15.744	$12.211
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	2	4	5	5	9	10	11	18
With Earnings Protection Benefit and Optional Death Benefit
Accumulation Unit Value at beginning of period	$34.028	$27.229	$29.009	$28.612	$20.909	$18.156	$19.442	$15.744	$12.211	$20.545
Accumulation Unit Value at end of period	$35.980	$34.028	$27.229	$29.009	$28.612	$20.909	$18.156	$19.442	$15.744	$12.211
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	2	4	5	5	9	10	11	18
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094	$20.379
Accumulation Unit Value at end of period	$35.157	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094
Number of Accumulation Units outstanding at end of period (in thousands)	11	9	8	9	8	9	12	12	15	16
With Optional Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094	$20.379
Accumulation Unit Value at end of period	$35.157	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094
Number of Accumulation Units outstanding at end of period (in thousands)	11	9	8	9	8	9	12	12	15	16
With Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$33.060	$26.508	$28.297	$27.966	$20.477	$17.817	$19.117	$15.512	$12.055	$20.324
Accumulation Unit Value at end of period	$34.887	$33.060	$26.508	$28.297	$27.966	$20.477	$17.817	$19.117	$15.512	$12.055
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

40

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With Optional Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.575	$26.145	$27.937	$27.638	$20.258	$17.643	$18.950	$15.391	$11.974	$20.207
Accumulation Unit Value at end of period	$34.341	$32.575	$26.145	$27.937	$27.638	$20.258	$17.643	$18.950	$15.391	$11.974
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	2	3	3
With Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.353	$25.980	$27.775	$27.491	$20.160	$17.567	$18.877	$15.340	$11.940	$20.159
Accumulation Unit Value at end of period	$34.090	$32.353	$25.980	$27.775	$27.491	$20.160	$17.567	$18.877	$15.340	$11.940
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$32.353	$25.980	$27.775	$27.491	$20.160	$17.567	$18.877	$15.340	$11.940	$20.159
Accumulation Unit Value at end of period	$34.090	$32.353	$25.980	$27.775	$27.491	$20.160	$17.567	$18.877	$15.340	$11.940
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.891	$23.211	$24.827	$24.586	$18.038	$15.726	$16.908	$13.746	$10.705	$—
Accumulation Unit Value at end of period	$30.426	$28.891	$23.211	$24.827	$24.586	$18.038	$15.726	$16.908	$13.746	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	1	1	2	2	1	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.405	$24.452	$26.181	$25.953	$19.060	$16.634	$17.901	$14.569	$11.357	$19.204
Accumulation Unit Value at end of period	$31.990	$30.405	$24.452	$26.181	$25.953	$19.060	$16.634	$17.901	$14.569	$11.357
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	—
With Optional Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.542	$22.965	$24.601	$24.399	$17.928	$15.653	$16.855	$13.724	$10.703	$—
Accumulation Unit Value at end of period	$30.014	$28.542	$22.965	$24.601	$24.399	$17.928	$15.653	$16.855	$13.724	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.427	$22.884	$24.526	$24.337	$17.891	$15.629	$16.837	$13.716	$10.703	$—
Accumulation Unit Value at end of period	$29.878	$28.427	$22.884	$24.526	$24.337	$17.891	$15.629	$16.837	$13.716	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Optional Death Benefit, Earnings Protection Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.083	$22.642	$24.303	$24.152	$17.782	$15.557	$16.784	$13.694	$10.701	$—
Accumulation Unit Value at end of period	$29.473	$28.083	$22.642	$24.303	$24.152	$17.782	$15.557	$16.784	$13.694	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life and Annuity Insurance Company Separate Account Ten and the Board of Directors of Hartford Life and Annuity Insurance Company
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities as of December 31, 2017, the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in two years then ended, the financial highlights in Note 6 for each of the periods presented in the five years then ended, and the related notes for each of the individual Sub-Accounts comprising Hartford Life and Annuity Insurance Company Separate Account Ten (the “Account”):

Putnam VT Multi-Cap Value Fund	Putnam VT International Growth Fund
Putnam VT American Government Income Fund	Putnam VT Investors Fund
Putnam VT Diversified Income Fund	Putnam VT Government Money Market Fund
Putnam VT Global Asset Allocation Fund	Putnam VT Multi-Cap Growth Fund
Putnam VT Global Equity Fund	Putnam VT Research Fund
Putnam VT Growth Opportunities Fund	Putnam VT Small Cap Value Fund
Putnam VT Global Health Care Fund	Putnam VT George Putnam Balanced Fund
Putnam VT High Yield Fund	Putnam VT Global Utilities Fund
Putnam VT Income Fund	Putnam VT Capital Opportunities Fund
Putnam VT International Value Fund	Putnam VT Equity Income Fund
Putnam VT International Equity Fund	(Merged with Putnam VT Growth and Income Fund)

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 19, 2018

We have served as the auditor of the sub-accounts that comprise Hartford Life and Annuity Insurance Company Separate Account Ten since 2002.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2017

	Putnam VT Multi-Cap Value Fund	Putnam VT American Government Income Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Global Equity Fund	Putnam VT Growth Opportunities Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class IA	$13,259,415	$18,848,646	$33,701,672	$47,029,021	$64,576,420	$232,582,014	$19,946,883	$40,351,621	$45,445,527	$24,820,834
class IB	2,146,106	2,634,401	3,806,674	2,963,047	766,867	9,568,785	1,688,349	3,457,604	5,420,053	2,331,143
Total investments	15,405,521	21,483,047	37,508,346	49,992,068	65,343,287	242,150,799	21,635,232	43,809,225	50,865,580	27,151,977
Due from Sponsor Company	18,506	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	4,570	12,860	17,117	23,070	122,820	6,347	10,130	23,647	7,383
Other assets	—	—	—	—	—	—	1	3	1	2
Total assets	15,424,027	21,487,617	37,521,206	50,009,185	65,366,357	242,273,619	21,641,580	43,819,358	50,889,228	27,159,362

Liabilities:
Due to Sponsor Company	—	4,570	12,860	17,117	23,070	122,820	6,347	10,130	23,647	7,383
Payable for fund shares purchased	18,506	—	—	—	—	—	—	—	—	—
Other liabilities	1	6	—	3	—	8	—	—	—	—
Total liabilities	18,507	4,576	12,860	17,120	23,070	122,828	6,347	10,130	23,647	7,383

Net assets:
For contract liabilities	$15,405,520	$21,483,041	$37,508,346	$49,992,065	$65,343,287	$242,150,791	$21,635,233	$43,809,228	$50,865,581	$27,151,979

Contract Liabilities:
class IA	$13,259,414	$18,848,645	$33,701,672	$47,029,022	$64,576,420	$232,582,003	$19,946,883	$40,351,624	$45,445,528	$24,820,835
class IB	2,146,106	2,634,396	3,806,674	2,963,043	766,867	9,568,788	1,688,350	3,457,604	5,420,053	2,331,144
Total contract liabilities	$15,405,520	$21,483,041	$37,508,346	$49,992,065	$65,343,287	$242,150,791	$21,635,233	$43,809,228	$50,865,581	$27,151,979

Shares:
class IA	717,500	1,973,680	5,497,826	2,592,559	3,308,219	22,937,082	1,178,893	6,160,553	4,083,156	2,117,819
class IB	116,510	276,723	619,979	161,650	39,631	959,758	102,698	532,759	492,285	201,134
Total shares	834,010	2,250,403	6,117,805	2,754,209	3,347,850	23,896,840	1,281,591	6,693,312	4,575,441	2,318,953

Cost	$12,722,658	$23,803,379	$51,858,545	$41,293,554	$43,487,763	$187,050,440	$17,725,850	$62,621,095	$58,025,502	$24,451,292

Deferred contracts in the accumulation period:
Units owned by participants #	455,084	1,167,258	1,443,097	807,308	1,569,964	20,667,650	764,970	755,835	1,233,463	1,134,391
Minimum unit fair value #*	$28.041212	$12.075294	$16.878328	$14.754504	$8.103986	$8.489854	$16.368169	$19.552593	$15.768838	$8.305922
Maximum unit fair value #*	$36.202219	$19.780179	$26.618045	$65.934487	$42.213979	$35.567118	$32.005667	$60.858411	$42.973826	$24.715629
Contract liability	$15,146,819	$20,965,643	$36,237,870	$48,211,302	$63,322,169	$235,895,855	$21,026,758	$42,177,418	$47,850,814	$26,323,856

Contracts in payout (annuitization) period:
Units owned by participants #	7,643	28,569	49,665	28,136	49,028	546,831	21,833	27,923	72,277	35,083
Minimum unit fair value #*	$32.940555	$17.584820	$20.511186	$19.543245	$41.224087	$9.520370	$25.163208	$23.025936	$17.915009	$14.522219
Maximum unit fair value #*	$33.889762	$18.248430	$25.694985	$64.089357	$41.224087	$11.464913	$28.024216	$59.363171	$42.040337	$24.141427
Contract liability	$258,701	$517,398	$1,270,476	$1,780,763	$2,021,118	$6,254,936	$608,475	$1,631,810	$3,014,767	$828,123

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Putnam VT International Equity Fund	Putnam VT International Growth Fund	Putnam VT Investors Fund	Putnam VT Government Money Market Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Global Utilities Fund	Putnam VT Capital Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class IA	$34,451,852	$14,868,517	$31,556,487	$20,710,776	$169,498,977	$10,722,175	$25,434,269	$37,337,797	$24,021,979	$6,730,533
class IB	3,675,185	1,581,663	4,186,099	1,936,990	8,929,468	1,785,774	3,301,847	4,336,461	738,280	1,429,625
Total investments	38,127,037	16,450,180	35,742,586	22,647,766	178,428,445	12,507,949	28,736,116	41,674,258	24,760,259	8,160,158
Due from Sponsor Company	14,929	—	—	54,006	—	—	—	—	—	—
Receivable for fund shares sold	—	2,627	7,576	—	35,595	2,322	67,684	6,646	16,965	1,075
Other assets	3	—	3	6	5	4	—	3	—	—
Total assets	38,141,969	16,452,807	35,750,165	22,701,778	178,464,045	12,510,275	28,803,800	41,680,907	24,777,224	8,161,233

Liabilities:
Due to Sponsor Company	—	2,627	7,576	—	35,595	2,322	67,684	6,646	16,965	1,075
Payable for fund shares purchased	14,929	—	—	54,006	—	—	—	—	—	—
Other liabilities	—	2	—	—	—	—	3	—	2	—
Total liabilities	14,929	2,629	7,576	54,006	35,595	2,322	67,687	6,646	16,967	1,075

Net assets:
For contract liabilities	$38,127,040	$16,450,178	$35,742,589	$22,647,772	$178,428,450	$12,507,953	$28,736,113	$41,674,261	$24,760,257	$8,160,158

Contract Liabilities:
class IA	34,451,851	14,868,515	31,556,489	20,710,780	169,498,977	10,722,175	25,434,269	37,337,798	24,021,980	6,730,533
class IB	3,675,189	1,581,663	4,186,100	1,936,992	8,929,473	1,785,778	3,301,844	4,336,463	738,277	1,429,625
Total contract liabilities	$38,127,040	$16,450,178	$35,742,589	$22,647,772	$178,428,450	$12,507,953	$28,736,113	$41,674,261	$24,760,257	$8,160,158

Shares:
class IA	2,232,783	632,433	1,533,357	20,710,776	4,267,346	400,081	1,549,925	3,158,866	1,982,011	364,206
class IB	240,996	67,535	204,300	1,936,990	229,431	66,758	203,818	368,121	60,864	78,207
Total shares	2,473,779	699,968	1,737,657	22,647,766	4,496,777	466,839	1,753,743	3,526,987	2,042,875	442,413

Cost	$28,614,412	$9,053,246	$20,584,186	$22,647,766	$74,073,696	$5,964,451	$23,851,933	$34,586,542	$24,543,601	$7,268,647

Deferred contracts in the accumulation period:
Units owned by participants #	1,474,238	779,293	1,766,305	13,673,331	3,746,206	455,274	639,511	2,165,816	686,637	254,542
Minimum unit fair value #*	$9.236440	$7.369104	$1.821987	$0.835129	$8.375215	$14.988322	$29.607146	$14.739905	$11.306257	$26.784424
Maximum unit fair value #*	$27.706212	$23.341062	$31.004545	$11.042639	$52.429064	$31.569952	$50.837479	$22.546855	$34.900359	$34.659797
Contract liability	$37,235,480	$16,234,674	$34,384,682	$21,859,364	$175,421,429	$12,248,753	$27,833,294	$40,345,164	$23,554,962	$8,085,823

Contracts in payout (annuitization) period:
Units owned by participants #	34,428	9,891	67,826	505,668	65,117	10,383	20,581	71,018	35,387	2,291
Minimum unit fair value #*	$10.835344	$8.263636	$14.050880	$0.928801	$9.391850	$16.871931	$38.226919	$16.629543	$14.588638	$32.445963
Maximum unit fair value #*	$27.057048	$22.819449	$20.392554	$1.649532	$51.262303	$28.292102	$44.262370	$19.177040	$34.900359	$32.445963
Contract liability	$891,560	$215,504	$1,357,907	$788,408	$3,007,021	$259,200	$902,819	$1,329,097	$1,205,295	$74,335

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2017

Putnam VT Equity Income Fund
Sub-Account (1)

Assets:
Investments, at market value
class IA	$448,458,406
class IB	20,686,835
Total investments	469,145,241
Due from Sponsor Company	—
Receivable for fund shares sold	197,736
Other assets	2
Total assets	469,342,979

Liabilities:
Due to Sponsor Company	197,736
Payable for fund shares purchased	—
Other liabilities	—
Total liabilities	197,736

Net assets:
For contract liabilities	$469,145,243

Contract Liabilities:
class IA	$448,458,409
class IB	20,686,834
Total contract liabilities	$469,145,243

Shares:
class IA	16,646,563
class IB	775,078
Total shares	17,421,641

Cost	$371,906,058

Deferred contracts in the accumulation period:
Units owned by participants #	12,968,945
Minimum unit fair value #*	$27.862338
Maximum unit fair value #*	$37.227650
Contract liability	$450,203,476

Contracts in payout (annuitization) period:
Units owned by participants #	544,117
Minimum unit fair value #*	$32.139441
Maximum unit fair value #*	$35.876636
Contract liability	$18,941,767

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2017

	Putnam VT Multi-Cap Value Fund	Putnam VT American Government Income Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Global Equity Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$166,724	$604,296	$2,289,586	$850,008	$982,595	$8,425,315	$332,027	$170,456	$2,760,220	$2,415,049

Expenses:
Administrative charges	(23,485)	(33,508)	(56,132)	(72,692)	(92,735)	(193,270)	(342,386)	(32,409)	(66,662)	(77,557)
Mortality and expense risk charges	(216,034)	(298,340)	(495,080)	(631,625)	(778,688)	(1,634,702)	(2,917,193)	(288,729)	(580,246)	(679,008)
Total expenses	(239,519)	(331,848)	(551,212)	(704,317)	(871,423)	(1,827,972)	(3,259,579)	(321,138)	(646,908)	(756,565)
Net investment income (loss)	(72,795)	272,448	1,738,374	145,691	111,172	6,597,343	(2,927,552)	(150,682)	2,113,312	1,658,484

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	465,595	(456,993)	(2,366,455)	1,072,077	2,208,335	80,767,094	4,226,293	658,686	(3,391,690)	(1,187,884)
Net realized gain distributions	746,778	—	—	1,743,150	—	40,376,104	2,998,731	1,877,721	—	—
Change in unrealized appreciation (depreciation) during the period	279,719	366,832	2,824,908	3,542,071	12,417,324	(111,509,810)	54,410,663	539,082	3,818,246	1,792,158
Net gain (loss) on investments	1,492,092	(90,161)	458,453	6,357,298	14,625,659	9,633,388	61,635,687	3,075,489	426,556	604,274
Net increase (decrease) in net assets resulting from operations	$1,419,297	$182,287	$2,196,827	$6,502,989	$14,736,831	$16,230,731	$58,708,135	$2,924,807	$2,539,868	$2,262,758

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT International Growth Fund	Putnam VT Investors Fund	Putnam VT Government Money Market Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Global Utilities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$451,131	$883,311	$174,875	$439,497	$106,569	$1,420,991	$104,582	$261,763	$734,898	$773,411

Expenses:
Administrative charges	(39,159)	(53,678)	(21,053)	(49,698)	(35,122)	(250,847)	(17,614)	(42,636)	(60,080)	(36,919)
Mortality and expense risk charges	(342,198)	(468,796)	(185,271)	(447,021)	(309,291)	(2,164,781)	(158,767)	(377,545)	(525,432)	(314,312)
Total expenses	(381,357)	(522,474)	(206,324)	(496,719)	(344,413)	(2,415,628)	(176,381)	(420,181)	(585,512)	(351,231)
Net investment income (loss)	69,774	360,837	(31,449)	(57,222)	(237,844)	(994,637)	(71,799)	(158,418)	149,386	422,180

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	53,404	897,427	874,952	2,262,444	—	11,921,597	979,282	986,928	699,625	(210,374)
Net realized gain distributions	—	—	—	1,853,921	—	11,721,845	—	1,164,231	—	1,521,433
Change in unrealized appreciation (depreciation) during the period	5,379,375	6,838,087	3,244,708	2,630,310	—	18,531,691	1,488,013	(185,519)	4,437,251	2,929,550
Net gain (loss) on investments	5,432,779	7,735,514	4,119,660	6,746,675	—	42,175,133	2,467,295	1,965,640	5,136,876	4,240,609
Net increase (decrease) in net assets resulting from operations	$5,502,553	$8,096,351	$4,088,211	$6,689,453	$(237,844)	$41,180,496	$2,395,496	$1,807,222	$5,286,262	$4,662,789

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2017

	Putnam VT Capital Opportunities Fund	Putnam VT Equity Income Fund
	Sub-Account	Sub-Account (2)

Investment income:
Dividends	$62,249	$2,000,976

Expenses:
Administrative charges	(12,643)	(485,915)
Mortality and expense risk charges	(114,537)	(4,127,088)
Total expenses	(127,180)	(4,613,003)
Net investment income (loss)	(64,931)	(2,612,027)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	63,730	8,666,418
Net realized gain distributions	780,078	3,157,974
Change in unrealized appreciation (depreciation) during the period	(274,051)	48,641,442
Net gain (loss) on investments	569,757	60,465,834
Net increase (decrease) in net assets resulting from operations	$504,826	$57,853,807

The accompanying notes are an integral part of these financial statements.

(1) Merged with Putnam VT Equity Income Fund. Change effective May 15, 2017.
(2) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	Putnam VT Multi-Cap Value Fund	Putnam VT American Government Income Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Global Equity Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(72,795)	$272,448	$1,738,374	$145,691	$111,172	$6,597,343	$(2,927,552)	$(150,682)	$2,113,312	$1,658,484
Net realized gain (loss) on security transactions	465,595	(456,993)	(2,366,455)	1,072,077	2,208,335	80,767,094	4,226,293	658,686	(3,391,690)	(1,187,884)
Net realized gain distributions	746,778	—	—	1,743,150	—	40,376,104	2,998,731	1,877,721	—	—
Change in unrealized appreciation (depreciation) during the period	279,719	366,832	2,824,908	3,542,071	12,417,324	(111,509,810)	54,410,663	539,082	3,818,246	1,792,158
Net increase (decrease) in net assets resulting from operations	1,419,297	182,287	2,196,827	6,502,989	14,736,831	16,230,731	58,708,135	2,924,807	2,539,868	2,262,758

Unit transactions:
Purchases	54,423	70,903	114,169	335,762	142,352	553,379	1,000,265	60,474	254,501	282,475
Net transfers	(696,134)	(234,701)	544,548	418,617	(217,402)	13,094,038	(1,636,107)	(191,876)	(409,927)	1,282,431
Net interfund transfers due to corporate actions	—	—	—	—	—	(348,421,572)	—	—	—	—
Surrenders for benefit payments and fees	(1,559,674)	(2,087,416)	(3,565,025)	(4,908,237)	(5,291,434)	(12,910,790)	(18,945,638)	(2,211,966)	(3,781,913)	(4,853,567)
Other transactions	33	1,361	90	(562)	(284)	698	1,607	(193)	666	518
Death benefits	(250,578)	(753,597)	(1,077,749)	(1,899,150)	(1,227,862)	(3,838,695)	(4,960,766)	(341,946)	(1,313,491)	(1,410,665)
Net annuity transactions	(52,833)	(53,108)	(253,059)	(284,318)	(581,367)	(15,993,937)	(1,433,022)	(97,378)	(367,936)	(627,086)
Net increase (decrease) in net assets resulting from unit transactions	(2,504,763)	(3,056,558)	(4,237,026)	(6,337,888)	(7,175,997)	(367,516,879)	(25,973,661)	(2,782,885)	(5,618,100)	(5,325,894)
Net increase (decrease) in net assets	(1,085,466)	(2,874,271)	(2,040,199)	165,101	7,560,834	(351,286,148)	32,734,474	141,922	(3,078,232)	(3,063,136)

Net assets:
Beginning of period	16,490,986	24,357,312	39,548,545	49,826,964	57,782,453	351,286,148	209,416,317	21,493,311	46,887,460	53,928,717
End of period	$15,405,520	$21,483,041	$37,508,346	$49,992,065	$65,343,287	$—	$242,150,791	$21,635,233	$43,809,228	$50,865,581

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT International Growth Fund	Putnam VT Investors Fund	Putnam VT Government Money Market Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Global Utilities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$69,774	$360,837	$(31,449)	$(57,222)	$(237,844)	$(994,637)	$(71,799)	$(158,418)	$149,386	$422,180
Net realized gain (loss) on security transactions	53,404	897,427	874,952	2,262,444	—	11,921,597	979,282	986,928	699,625	(210,374)
Net realized gain distributions	—	—	—	1,853,921	—	11,721,845	—	1,164,231	—	1,521,433
Change in unrealized appreciation (depreciation) during the period	5,379,375	6,838,087	3,244,708	2,630,310	—	18,531,691	1,488,013	(185,519)	4,437,251	2,929,550
Net increase (decrease) in net assets resulting from operations	5,502,553	8,096,351	4,088,211	6,689,453	(237,844)	41,180,496	2,395,496	1,807,222	5,286,262	4,662,789

Unit transactions:
Purchases	59,088	194,052	77,822	51,416	214,850	603,458	34,415	146,379	425,801	133,406
Net transfers	(151,449)	(17,229)	1,381,847	(698,409)	2,774,091	(1,012,590)	(156,722)	(1,710,881)	71,019	(472,829)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,740,434)	(3,306,879)	(1,153,771)	(3,041,960)	(4,914,558)	(13,926,649)	(966,678)	(2,806,129)	(3,872,721)	(2,514,907)
Other transactions	115	(9)	74	129	22	162	(151)	1,254	2,819	542
Death benefits	(586,320)	(704,684)	(241,792)	(869,567)	(1,053,944)	(3,177,414)	(310,832)	(469,673)	(1,109,085)	(581,448)
Net annuity transactions	(94,023)	(100,584)	(13,660)	(198,715)	(129,723)	(759,883)	(33,215)	(175,072)	(215,322)	(178,769)
Net increase (decrease) in net assets resulting from unit transactions	(3,513,023)	(3,935,333)	50,520	(4,757,106)	(3,109,262)	(18,272,916)	(1,433,183)	(5,014,122)	(4,697,489)	(3,614,005)
Net increase (decrease) in net assets	1,989,530	4,161,018	4,138,731	1,932,347	(3,347,106)	22,907,580	962,313	(3,206,900)	588,773	1,048,784

Net assets:
Beginning of period	25,162,449	33,966,022	12,311,447	33,810,242	25,994,878	155,520,870	11,545,640	31,943,013	41,085,488	23,711,473
End of period	$27,151,979	$38,127,040	$16,450,178	$35,742,589	$22,647,772	$178,428,450	$12,507,953	$28,736,113	$41,674,261	$24,760,257

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2017

	Putnam VT Capital Opportunities Fund	Putnam VT Equity Income Fund
	Sub-Account	Sub-Account (2)

Operations:
Net investment income (loss)	$(64,931)	$(2,612,027)
Net realized gain (loss) on security transactions	63,730	8,666,418
Net realized gain distributions	780,078	3,157,974
Change in unrealized appreciation (depreciation) during the period	(274,051)	48,641,442
Net increase (decrease) in net assets resulting from operations	504,826	57,853,807

Unit transactions:
Purchases	6,675	1,776,489
Net transfers	(427,958)	(19,919,475)
Net interfund transfers due to corporate actions	—	348,421,572
Surrenders for benefit payments and fees	(693,035)	(27,800,605)
Other transactions	60	2,944
Death benefits	(75,329)	(8,310,398)
Net annuity transactions	(53,152)	13,514,225
Net increase (decrease) in net assets resulting from unit transactions	(1,242,739)	307,684,752
Net increase (decrease) in net assets	(737,913)	365,538,559

Net assets:
Beginning of period	8,898,071	103,606,684
End of period	$8,160,158	$469,145,243

The accompanying notes are an integral part of these financial statements.

(1) Merged with Putnam VT Equity Income Fund. Change effective May 15, 2017.
(2) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	Putnam VT Multi-Cap Value Fund	Putnam VT American Government Income Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Global Equity Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(90,451)	$178,424	$2,539,170	$416,881	$(16,838)	$2,017,465	$(389,968)	$(358,013)	$2,364,492	$1,852,050
Net realized gain (loss) on security transactions	273,611	(616,882)	(3,551,130)	776,223	1,227,775	12,823,625	(414,077)	1,502,341	(4,455,951)	(1,533,749)
Net realized gain distributions	1,790,078	—	—	3,668,153	—	10,293,642	819,157	3,004,242	—	—
Change in unrealized appreciation (depreciation) during the period	(315,898)	179,007	2,500,100	(2,252,781)	(1,460,327)	18,087,248	1,551,123	(7,906,578)	8,190,300	141,120
Net increase (decrease) in net assets resulting from operations	1,657,340	(259,451)	1,488,140	2,608,476	(249,390)	43,221,980	1,566,235	(3,758,008)	6,098,841	459,421

Unit transactions:
Purchases	18,912	9,085	351,293	215,952	358,656	1,230,876	58,369	53,784	225,490	93,409
Net transfers	1,431,527	307,868	(699,871)	(390,337)	(1,835,322)	(7,233,262)	(6,093,947)	(3,136,862)	121,282	744,582
Net interfund transfers due to corporate actions	—	—	—	—	—	—	201,885,620	—	—	—
Surrenders for benefit payments and fees	(1,406,704)	(2,695,565)	(3,740,894)	(5,651,841)	(5,294,303)	(30,321,677)	(2,979,451)	(2,391,939)	(4,196,394)	(6,999,373)
Other transactions	(668)	(18)	116	(176)	2,240	4,917	355	(333)	743	(200)
Death benefits	(155,960)	(713,530)	(1,315,033)	(1,373,180)	(1,457,924)	(9,164,631)	(416,842)	(583,430)	(1,560,441)	(1,485,214)
Net annuity transactions	78,637	(70,315)	(158,313)	(314,604)	(95,283)	(1,893,486)	5,834,458	(108,296)	(72,543)	207,882
Net increase (decrease) in net assets resulting from unit transactions	(34,256)	(3,162,475)	(5,562,702)	(7,514,186)	(8,321,936)	(47,377,263)	198,288,562	(6,167,076)	(5,481,863)	(7,438,914)
Net increase (decrease) in net assets	1,623,084	(3,421,926)	(4,074,562)	(4,905,710)	(8,571,326)	(4,155,283)	199,854,797	(9,925,084)	616,978	(6,979,493)

Net assets:
Beginning of period	14,867,902	27,779,238	43,623,107	54,732,674	66,353,779	355,441,431	9,561,520	31,418,395	46,270,482	60,908,210
End of period	$16,490,986	$24,357,312	$39,548,545	$49,826,964	$57,782,453	$351,286,148	$209,416,317	$21,493,311	$46,887,460	$53,928,717

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT International Growth Fund	Putnam VT Investors Fund	Putnam VT Government Money Market Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Global Utilities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$333,451	$804,929	$(19,939)	$30,439	$(411,323)	$(715,120)	$39,372	$(8,910)	$240,393	$73,555
Net realized gain (loss) on security transactions	(630,276)	421,372	849,432	1,707,751	—	11,236,498	856,081	26,613	86,246	(268,040)
Net realized gain distributions	—	—	—	1,170,788	—	14,881,702	—	2,677,286	—	2,137,809
Change in unrealized appreciation (depreciation) during the period	125,681	(2,733,176)	(2,007,936)	353,794	—	(15,850,021)	38,593	3,858,213	2,360,763	(1,633,294)
Net increase (decrease) in net assets resulting from operations	(171,144)	(1,506,875)	(1,178,443)	3,262,772	(411,323)	9,553,059	934,046	6,553,202	2,687,402	310,030

Unit transactions:
Purchases	85,535	70,399	35,004	224,845	144,662	521,756	26,567	32,956	54,180	200,939
Net transfers	(655,665)	(397,245)	(635,337)	(1,032,498)	4,042,052	(3,176,741)	(165,809)	870,315	619,297	(343,714)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,473,448)	(3,197,146)	(1,239,564)	(2,935,581)	(6,441,005)	(12,476,070)	(1,177,661)	(2,139,743)	(3,749,530)	(2,188,171)
Other transactions	(527)	318	209	2	(64)	459	146	(294)	(65)	1,663
Death benefits	(611,072)	(845,166)	(203,382)	(813,692)	(1,340,851)	(2,806,603)	(225,464)	(595,435)	(1,163,204)	(1,003,018)
Net annuity transactions	(119,418)	(60,010)	(26,436)	(118,620)	(185,822)	(586,077)	(25,684)	(40,495)	(188,374)	(234,994)
Net increase (decrease) in net assets resulting from unit transactions	(3,774,595)	(4,428,850)	(2,069,506)	(4,675,544)	(3,781,028)	(18,523,276)	(1,567,905)	(1,872,696)	(4,427,696)	(3,567,295)
Net increase (decrease) in net assets	(3,945,739)	(5,935,725)	(3,247,949)	(1,412,772)	(4,192,351)	(8,970,217)	(633,859)	4,680,506	(1,740,294)	(3,257,265)

Net assets:
Beginning of period	29,108,188	39,901,747	15,559,396	35,223,014	30,187,229	164,491,087	12,179,499	27,262,507	42,825,782	26,968,738
End of period	$25,162,449	$33,966,022	$12,311,447	$33,810,242	$25,994,878	$155,520,870	$11,545,640	$31,943,013	$41,085,488	$23,711,473

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	Putnam VT Capital Opportunities Fund	Putnam VT Equity Income Fund
	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(38,843)	$698,936
Net realized gain (loss) on security transactions	(5,129)	6,652,551
Net realized gain distributions	180,276	1,796,578
Change in unrealized appreciation (depreciation) during the period	896,019	2,407,741
Net increase (decrease) in net assets resulting from operations	1,032,323	11,555,806

Unit transactions:
Purchases	5,420	458,458
Net transfers	343,474	5,467
Net interfund transfers due to corporate actions	—	—
Surrenders for benefit payments and fees	(753,478)	(10,591,924)
Other transactions	(3)	(866)
Death benefits	(74,746)	(2,557,039)
Net annuity transactions	(6,797)	(308,878)
Net increase (decrease) in net assets resulting from unit transactions	(486,130)	(12,994,782)
Net increase (decrease) in net assets	546,193	(1,438,976)

Net assets:
Beginning of period	8,351,878	105,045,660
End of period	$8,898,071	$103,606,684

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Hartford Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2017

1. Organization:

Separate Account Ten (the “Account”) is a separate investment account established by Hartford Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

Putnam VT Multi-Cap Value Fund, Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund (Merged with Putnam VT Equity Income Fund), Putnam VT Growth Opportunities Fund, Putnam VT Global Health Care Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT Investors Fund, Putnam VT Government Money Market Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Global Utilities Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund (Merged with Putnam VT Growth and Income Fund).

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

On December 3, 2017, a Stock and Asset Purchase Agreement was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Hartford Life Insurance Company and its indirect wholly owned subsidiary, the Sponsor Company,  to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.

The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. The administration, terms, features and benefits of the contracts will not change as a result of the sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2017 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2017 and 2016.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2017.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
The Hartford’s Principal First Charge maximum of 0.75%
The Hartford’s Principal First Preferred Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Putnam VT Multi-Cap Value Fund	$1,690,326	$3,521,105
Putnam VT American Government Income Fund	$1,299,276	$4,083,385
Putnam VT Diversified Income Fund	$3,110,308	$5,608,964
Putnam VT Global Asset Allocation Fund	$3,831,060	$8,280,107
Putnam VT Global Equity Fund	$1,862,517	$8,927,343
Putnam VT Growth and Income Fund+	$49,127,544	$369,670,976
Putnam VT Growth Opportunities Fund	$4,731,643	$30,634,134
Putnam VT Global Health Care Fund	$2,600,025	$3,655,872
Putnam VT High Yield Fund	$4,154,363	$7,659,154
Putnam VT Income Fund	$3,930,081	$7,597,490
Putnam VT International Value Fund	$757,135	$4,200,385
Putnam VT International Equity Fund	$1,709,601	$5,284,096
Putnam VT International Growth Fund	$2,140,846	$2,121,775
Putnam VT Investors Fund	$3,101,447	$6,061,856
Putnam VT Government Money Market Fund	$8,987,654	$12,334,771
Putnam VT Multi-Cap Growth Fund	$13,959,014	$21,504,729
Putnam VT Research Fund	$509,018	$2,014,003
Putnam VT Small Cap Value Fund	$3,199,254	$7,207,565
Putnam VT George Putnam Balanced Fund	$1,487,535	$6,035,641
Putnam VT Global Utilities Fund	$2,849,017	$4,519,408
Putnam VT Capital Opportunities Fund	$2,675,128	$3,202,717
Putnam VT Equity Income Fund+	$354,123,220	$45,892,522

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Putnam VT Multi-Cap Value Fund	27,174	106,045	(78,871)
Putnam VT American Government Income Fund	55,914	226,063	(170,149)
Putnam VT Diversified Income Fund	41,767	214,769	(173,002)
Putnam VT Global Asset Allocation Fund	26,134	136,868	(110,734)
Putnam VT Global Equity Fund	90,398	291,399	(201,001)
Putnam VT Growth and Income Fund+	14,477	4,517,633	(4,503,156)
Putnam VT Growth Opportunities Fund	221,303	2,748,643	(2,527,340)
Putnam VT Global Health Care Fund	30,369	133,444	(103,075)
Putnam VT High Yield Fund	51,082	148,155	(97,073)
Putnam VT Income Fund	58,558	198,256	(139,698)
Putnam VT International Value Fund	21,165	186,966	(165,801)
Putnam VT International Equity Fund	54,913	235,013	(180,100)
Putnam VT International Growth Fund	154,324	104,320	50,004
Putnam VT Investors Fund	58,574	324,980	(266,406)
Putnam VT Government Money Market Fund	5,580,509	7,517,003	(1,936,494)
Putnam VT Multi-Cap Growth Fund	53,642	505,883	(452,241)
Putnam VT Research Fund	17,613	76,541	(58,928)
Putnam VT Small Cap Value Fund	47,493	173,352	(125,859)
Putnam VT George Putnam Balanced Fund	62,877	332,309	(269,432)
Putnam VT Global Utilities Fund	25,171	136,592	(111,421)
Putnam VT Capital Opportunities Fund	62,429	103,882	(41,453)
Putnam VT Equity Income Fund+	11,331,201	1,336,368	9,994,833

+ See Note 1 for additional information related to this Sub-Account.
The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Putnam VT Multi-Cap Value Fund	83,085	85,947	(2,862)
Putnam VT American Government Income Fund	154,248	328,825	(174,577)
Putnam VT Diversified Income Fund	46,204	294,384	(248,180)
Putnam VT Global Asset Allocation Fund	25,067	169,433	(144,366)
Putnam VT Global Equity Fund	20,976	287,260	(266,284)
Putnam VT Growth and Income Fund	46,224	748,160	(701,936)
Putnam VT Growth Opportunities Fund	23,317,690	734,132	22,583,558
Putnam VT Global Health Care Fund	24,047	270,917	(246,870)
Putnam VT High Yield Fund	45,440	155,843	(110,403)
Putnam VT Income Fund	63,031	271,991	(208,960)
Putnam VT International Value Fund	20,054	226,243	(206,189)
Putnam VT International Equity Fund	44,167	262,264	(218,097)
Putnam VT International Growth Fund	14,162	138,748	(124,586)
Putnam VT Investors Fund	25,288	347,561	(322,273)
Putnam VT Government Money Market Fund	5,242,499	7,552,320	(2,309,821)
Putnam VT Multi-Cap Growth Fund	44,660	629,348	(584,688)
Putnam VT Research Fund	25,077	104,474	(79,397)
Putnam VT Small Cap Value Fund	83,960	137,534	(53,574)
Putnam VT George Putnam Balanced Fund	96,606	381,874	(285,268)
Putnam VT Global Utilities Fund	24,185	146,613	(122,428)
Putnam VT Capital Opportunities Fund	31,600	52,143	(20,543)
Putnam VT Equity Income Fund	63,932	551,659	(487,727)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2017. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Multi-Cap Value Fund
2017	462,727	$29.973806	to	$36.202219	$15,405,520	0.95%	to	2.70%	0.79%	to	1.01%	7.76%	to	9.90%
2016	541,598	$27.814575	to	$32.942545	$16,490,986	0.95%	to	2.70%	0.64%	to	0.67%	9.98%	to	12.16%
2015	544,460	$25.290810	to	$29.371748	$14,867,902	0.95%	to	2.70%	—%	to	1.13%	(6.88)%	to	(4.97)%
2014	614,182	$25.217036	to	$30.907867	$17,759,117	0.95%	to	2.45%	0.68%	to	1.41%	8.07%	to	10.03%
2013	719,726	$23.333035	to	$28.089581	$19,040,141	0.95%	to	2.45%	1.31%	to	1.56%	38.64%	to	41.08%
Putnam VT American Government Income Fund
2017	1,195,827	$12.075294	to	$19.780179	$21,483,041	0.95%	to	2.70%	2.35%	to	2.61%	(0.76)%	to	1.30%
2016	1,365,976	$12.167299	to	$19.526498	$24,357,312	0.95%	to	2.70%	1.86%	to	2.08%	(2.47)%	to	(0.59)%
2015	1,540,553	$12.474890	to	$19.642445	$27,779,238	0.95%	to	2.70%	2.46%	to	2.77%	(3.30)%	to	(1.27)%
2014	1,729,347	$12.900738	to	$19.895959	$31,682,193	0.95%	to	2.70%	3.96%	to	4.17%	1.53%	to	3.50%
2013	2,033,192	$12.705739	to	$19.222599	$36,197,094	0.95%	to	2.70%	1.34%	to	1.47%	(3.13)%	to	(1.13)%
Putnam VT Diversified Income Fund
2017	1,492,762	$18.456355	to	$26.618045	$37,508,346	0.95%	to	2.70%	5.60%	to	5.68%	4.27%	to	6.11%
2016	1,665,764	$17.700565	to	$25.085304	$39,548,545	0.95%	to	2.70%	7.22%	to	7.32%	2.61%	to	4.42%
2015	1,913,944	$17.249985	to	$24.022646	$43,623,107	0.95%	to	2.70%	9.16%	to	10.58%	(4.94)%	to	(3.26)%
2014	2,267,449	$18.147034	to	$24.833345	$53,717,123	0.95%	to	2.70%	7.84%	to	8.82%	(2.33)%	to	(0.60)%
2013	2,754,155	$18.579157	to	$24.983613	$65,535,807	0.95%	to	2.70%	3.17%	to	3.85%	4.94%	to	6.79%
Putnam VT Global Asset Allocation Fund
2017	835,444	$14.754504	to	$65.934487	$49,992,065	0.95%	to	2.45%	1.44%	to	1.46%	12.55%	to	14.25%
2016	946,178	$13.109679	to	$57.712472	$49,826,964	0.95%	to	2.45%	1.91%	to	1.92%	4.13%	to	5.70%
2015	1,090,544	$12.589786	to	$54.598438	$54,732,674	0.95%	to	2.45%	1.29%	to	2.41%	(2.25)%	to	(0.77)%
2014	1,238,535	$20.604669	to	$55.024424	$62,649,714	0.95%	to	2.60%	2.34%	to	2.89%	6.61%	to	8.39%
2013	1,465,156	$19.326280	to	$50.766035	$68,380,069	0.95%	to	2.60%	—%	to	1.81%	16.43%	to	18.36%
Putnam VT Global Equity Fund
2017	1,618,992	$12.378232	to	$42.213979	$65,343,287	0.95%	to	2.45%	1.37%	to	1.63%	25.27%	to	27.17%
2016	1,819,993	$9.880874	to	$33.196046	$57,782,453	0.95%	to	2.45%	1.07%	to	1.08%	(1.37)%	to	0.12%
2015	2,086,277	$10.018515	to	$33.157035	$66,353,779	0.95%	to	2.45%	0.97%	to	1.37%	(4.09)%	to	(2.64)%
2014	2,387,145	$10.445342	to	$34.054705	$78,084,865	0.95%	to	2.45%	0.37%	to	0.38%	(0.99)%	to	0.51%
2013	2,819,248	$10.549442	to	$33.881817	$91,698,550	0.95%	to	2.45%	—%	to	1.71%	28.78%	to	30.73%
Putnam VT Growth and Income Fund+
2017	—	$23.277094	to	$88.468392	$—	0.95%	to	2.70%	2.09%	to	2.09%	4.55%	to	5.31%
2016	4,503,156	$22.263243	to	$84.005094	$351,286,148	0.95%	to	2.70%	1.76%	to	1.88%	11.95%	to	13.93%
2015	5,205,092	$19.886340	to	$73.734342	$355,441,431	0.95%	to	2.70%	1.79%	to	1.95%	(9.99)%	to	(8.40)%
2014	6,004,082	$22.093936	to	$80.497613	$448,865,170	0.95%	to	2.70%	1.34%	to	1.42%	7.78%	to	9.69%
2013	7,207,432	$20.498539	to	$73.389208	$491,030,522	0.95%	to	2.70%	1.65%	to	1.69%	32.07%	to	34.39%
Putnam VT Growth Opportunities Fund
2017	21,214,481	$12.427832	to	$33.078312	$242,150,791	0.95%	to	2.70%	0.10%	to	0.15%	27.42%	to	30.06%
2016	23,741,821	$9.555641	to	$25.960263	$209,416,317	0.95%	to	2.70%	—%	to	0.33%	3.68%	to	5.71%
2015	1,158,263	$7.164515	to	$9.039262	$9,561,520	0.95%	to	2.50%	0.33%	to	0.58%	(1.47)%	to	0.33%
2014	1,092,338	$7.271388	to	$9.009810	$9,085,853	0.95%	to	2.50%	0.21%	to	0.44%	11.10%	to	13.08%
2013	1,274,399	$6.544749	to	$7.967830	$9,440,991	0.95%	to	2.50%	0.48%	to	0.68%	32.78%	to	35.26%
Putnam VT Global Health Care Fund
2017	786,803	$16.368169	to	$32.005667	$21,635,233	0.95%	to	2.50%	0.52%	to	0.75%	12.45%	to	14.50%
2016	889,878	$14.555541	to	$27.951628	$21,493,311	0.95%	to	2.50%	—%	to	—%	(13.54)%	to	(11.98)%
2015	1,136,748	$16.835506	to	$31.757030	$31,418,395	0.95%	to	2.50%	—%	to	—%	5.13%	to	7.04%
2014	1,171,782	$16.014713	to	$29.669090	$30,346,736	0.95%	to	2.50%	0.25%	to	0.52%	24.49%	to	26.75%
2013	1,359,311	$12.863972	to	$23.407272	$27,895,259	0.95%	to	2.50%	1.12%	to	1.29%	38.17%	to	40.64%
Putnam VT High Yield Fund
2017	783,758	$21.161225	to	$60.858411	$43,809,228	0.95%	to	2.70%	5.79%	to	5.81%	4.13%	to	5.97%
2016	880,831	$20.321915	to	$57.430904	$46,887,460	0.95%	to	2.70%	6.28%	to	6.42%	12.47%	to	14.46%
2015	991,234	$18.068658	to	$50.177539	$46,270,482	0.95%	to	2.70%	6.31%	to	7.12%	(7.87)%	to	(6.25)%
2014	1,174,127	$19.613011	to	$53.521022	$58,388,134	0.95%	to	2.70%	6.04%	to	6.17%	(1.15)%	to	0.60%
2013	1,437,844	$19.840585	to	$53.202780	$70,908,086	0.95%	to	2.70%	6.73%	to	6.78%	4.98%	to	6.84%
Putnam VT Income Fund
2017	1,305,740	$17.783754	to	$42.973826	$50,865,581	0.95%	to	2.70%	4.26%	to	4.36%	2.78%	to	4.60%
2016	1,445,438	$17.302372	to	$41.085407	$53,928,717	0.95%	to	2.70%	4.43%	to	4.43%	(0.72)%	to	1.03%
2015	1,654,398	$17.427580	to	$40.664748	$60,908,210	0.95%	to	2.70%	4.70%	to	5.08%	(4.08)%	to	(2.39)%
2014	1,919,313	$18.169615	to	$41.660647	$72,170,925	0.95%	to	2.70%	6.06%	to	6.11%	3.62%	to	5.45%
2013	2,317,518	$17.534742	to	$39.507660	$82,764,970	0.95%	to	2.70%	3.61%	to	3.94%	(0.84)%	to	0.91%
Putnam VT International Value Fund
2017	1,169,474	$16.330459	to	$24.715629	$27,151,979	0.95%	to	2.70%	1.45%	to	1.53%	21.38%	to	23.52%
2016	1,335,275	$13.454449	to	$20.009952	$25,162,449	0.95%	to	2.70%	2.36%	to	2.38%	(1.59)%	to	0.15%
2015	1,541,464	$13.671792	to	$19.980118	$29,108,188	0.95%	to	2.70%	1.35%	to	1.40%	(4.61)%	to	(2.93)%
2014	1,786,049	$14.332805	to	$20.582574	$34,828,561	0.95%	to	2.70%	1.30%	to	1.70%	(11.90)%	to	(10.34)%
2013	2,102,059	$16.268891	to	$22.957230	$45,877,362	0.95%	to	2.70%	2.50%	to	3.07%	18.96%	to	21.06%
Putnam VT International Equity Fund
2017	1,508,666	$17.176260	to	$27.706212	$38,127,040	0.95%	to	2.70%	2.20%	to	2.28%	23.21%	to	25.38%
2016	1,688,766	$13.940529	to	$22.097112	$33,966,022	0.95%	to	2.70%	3.33%	to	4.26%	(5.05)%	to	(3.38)%
2015	1,906,862	$14.682586	to	$22.869224	$39,901,747	0.95%	to	2.70%	1.20%	to	1.21%	(2.53)%	to	(0.81)%
2014	2,162,647	$15.063393	to	$23.055188	$45,445,411	0.95%	to	2.70%	0.90%	to	1.28%	(9.26)%	to	(7.66)%
2013	2,546,071	$16.600950	to	$24.967460	$58,025,028	0.95%	to	2.70%	1.33%	to	1.46%	24.66%	to	26.86%
Putnam VT International Growth Fund
2017	789,184	$12.005521	to	$23.341062	$16,450,178	0.95%	to	2.50%	1.03%	to	1.09%	31.71%	to	33.76%
2016	739,180	$9.115281	to	$17.449621	$12,311,447	0.95%	to	2.50%	0.93%	to	0.94%	(9.02)%	to	(7.60)%
2015	863,766	$10.019273	to	$18.884863	$15,559,396	0.95%	to	2.50%	—%	to	—%	(1.38)%	to	0.16%
2014	973,682	$10.159337	to	$18.854244	$17,455,037	0.95%	to	2.50%	0.05%	to	0.06%	(8.46)%	to	(7.03)%
2013	1,156,328	$11.098770	to	$20.280696	$22,315,093	0.95%	to	2.50%	1.02%	to	1.03%	19.35%	to	21.21%
Putnam VT Investors Fund
2017	1,834,131	$20.869478	to	$28.825012	$35,742,589	0.95%	to	2.70%	1.08%	to	1.09%	19.59%	to	21.70%
2016	2,100,537	$17.148887	to	$24.103900	$33,810,242	0.95%	to	2.70%	1.33%	to	1.49%	9.07%	to	10.99%
2015	2,422,810	$15.450625	to	$22.100364	$35,223,014	0.95%	to	2.70%	1.17%	to	1.35%	(4.78)%	to	(3.10)%
2014	3,031,461	$15.945272	to	$23.210669	$44,847,441	0.95%	to	2.70%	1.18%	to	1.26%	10.88%	to	12.84%
2013	3,525,993	$14.131373	to	$20.933378	$46,768,569	0.95%	to	2.70%	1.49%	to	1.57%	31.53%	to	33.85%
Putnam VT Government Money Market Fund
2017	14,178,999	$1.134809	to	$8.096065	$22,647,772	0.95%	to	2.40%	0.26%	to	0.47%	(2.13)%	to	(0.48)%
2016	16,115,493	$1.140318	to	$8.272525	$25,994,878	0.95%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.93)%
2015	18,425,314	$1.151000	to	$8.472583	$30,187,229	0.95%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.94)%
2014	22,325,158	$1.161913	to	$8.677529	$37,164,924	0.95%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.93)%
2013	27,349,529	$0.905585	to	$1.172870	$45,690,692	0.95%	to	2.45%	—%	to	0.01%	(2.41)%	to	(0.93)%
Putnam VT Multi-Cap Growth Fund
2017	3,811,323	$30.609564	to	$52.429064	$178,428,450	0.95%	to	2.70%	0.62%	to	0.65%	25.78%	to	28.00%
2016	4,263,564	$24.335135	to	$40.959781	$155,520,870	0.95%	to	2.70%	0.71%	to	0.75%	4.92%	to	6.77%
2015	4,848,252	$23.194806	to	$38.362915	$164,491,087	0.95%	to	2.70%	0.49%	to	0.51%	(2.95)%	to	(1.23)%
2014	5,465,046	$23.898980	to	$38.841597	$188,114,953	0.95%	to	2.70%	0.31%	to	0.31%	10.47%	to	12.42%
2013	6,349,037	$21.634576	to	$34.551524	$194,206,084	0.95%	to	2.70%	0.50%	to	0.51%	32.81%	to	35.15%
Putnam VT Research Fund
2017	465,657	$28.972389	to	$29.352937	$12,507,953	0.95%	to	2.70%	0.63%	to	0.65%	20.06%	to	22.18%
2016	524,585	$23.712987	to	$24.448177	$11,545,640	0.95%	to	2.70%	1.50%	to	1.57%	7.15%	to	9.04%
2015	603,982	$21.747284	to	$22.817464	$12,179,499	0.95%	to	2.70%	1.25%	to	1.51%	(4.17)%	to	(2.48)%
2014	698,129	$22.299398	to	$23.809952	$14,446,801	0.95%	to	2.70%	0.79%	to	0.82%	11.80%	to	13.77%
2013	820,983	$19.599689	to	$21.296751	$14,955,651	0.95%	to	2.70%	1.08%	to	1.13%	29.81%	to	32.10%
Putnam VT Small Cap Value Fund
2017	660,092	$29.607146	to	$50.837479	$28,736,113	0.95%	to	2.70%	0.68%	to	0.89%	5.00%	to	7.12%
2016	785,951	$28.197366	to	$47.456476	$31,943,013	0.95%	to	2.70%	1.22%	to	1.42%	24.10%	to	26.58%
2015	839,525	$22.721990	to	$37.490875	$27,262,507	0.95%	to	2.70%	0.85%	to	1.25%	(6.79)%	to	(4.88)%
2014	970,794	$24.377401	to	$39.412905	$33,324,321	0.95%	to	2.70%	0.46%	to	0.88%	0.68%	to	2.66%
2013	1,201,557	$24.213174	to	$38.390244	$40,380,965	0.95%	to	2.70%	0.88%	to	0.94%	35.89%	to	38.68%
Putnam VT George Putnam Balanced Fund
2017	2,236,834	$20.563990	to	$20.967595	$41,674,261	0.95%	to	2.70%	1.56%	to	1.75%	12.02%	to	14.20%
2016	2,506,266	$18.006388	to	$18.717528	$41,085,488	0.95%	to	2.70%	1.79%	to	1.99%	5.13%	to	7.37%
2015	2,791,535	$16.769999	to	$17.803773	$42,825,782	0.95%	to	2.70%	1.71%	to	2.09%	(3.76)%	to	(1.89)%
2014	3,209,749	$17.093406	to	$18.500231	$50,435,650	0.95%	to	2.70%	1.53%	to	1.80%	7.73%	to	9.88%
2013	3,801,620	$15.556560	to	$17.172841	$54,621,206	0.95%	to	2.70%	1.69%	to	1.93%	14.95%	to	17.34%
Putnam VT Global Utilities Fund
2017	722,024	$11.306257	to	$16.655120	$24,760,257	0.95%	to	2.45%	2.79%	to	2.97%	19.21%	to	21.27%
2016	833,445	$9.484027	to	$13.733455	$23,711,473	0.95%	to	2.45%	1.40%	to	1.64%	(0.49)%	to	1.22%
2015	955,873	$9.530966	to	$13.567360	$26,968,738	0.95%	to	2.45%	1.94%	to	2.15%	(12.10)%	to	(10.50)%
2014	1,134,235	$10.842533	to	$15.159250	$35,871,350	0.95%	to	2.45%	2.74%	to	4.52%	11.81%	to	13.80%
2013	1,373,954	$9.697514	to	$28.846971	$38,354,644	0.95%	to	2.45%	2.42%	to	2.42%	11.06%	to	12.74%
Putnam VT Capital Opportunities Fund
2017	256,833	$26.784424	to	$34.659797	$8,160,158	0.95%	to	2.45%	0.48%	to	0.69%	5.32%	to	7.24%
2016	298,286	$25.431742	to	$32.319229	$8,898,071	0.95%	to	2.45%	0.76%	to	1.03%	12.72%	to	14.68%
2015	318,828	$22.560931	to	$28.182598	$8,351,878	0.95%	to	2.45%	0.32%	to	0.59%	(9.85)%	to	(8.25)%
2014	361,058	$25.025202	to	$30.716496	$10,367,787	0.95%	to	2.45%	0.19%	to	0.52%	4.46%	to	6.30%
2013	443,411	$23.957242	to	$28.897173	$12,022,336	0.95%	to	2.45%	0.64%	to	0.83%	30.86%	to	33.12%
Putnam VT Equity Income Fund+
2017	13,513,062	$27.862338	to	$37.227650	$469,145,243	0.95%	to	2.70%	0.71%	to	1.37%	15.61%	to	17.93%
2016	3,518,229	$24.100176	to	$31.566802	$103,606,684	0.95%	to	2.70%	1.92%	to	1.98%	10.62%	to	12.88%
2015	4,005,956	$21.787262	to	$27.964506	$105,045,660	0.95%	to	2.70%	1.53%	to	1.87%	(5.63)%	to	(3.71)%
2014	4,600,419	$23.086100	to	$29.041762	$125,845,053	0.95%	to	2.70%	1.75%	to	2.12%	9.66%	to	11.90%
2013	5,526,090	$21.052535	to	$25.953990	$135,825,497	0.95%	to	2.70%	1.94%	to	2.32%	28.89%	to	31.47%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2017 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Hartford Life and Annuity
Insurance Company

Independent Auditors' Report

Financial Statements - Statutory-Basis
As of December 31, 2017 and 2016, and for the
Years Ended December 31, 2017, 2016 and 2015

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

CONTENTS

Page:
Independent Auditors' Report	1-2

Financial Statements - Statutory-Basis:
Admitted Assets, Liabilities and Capital and Surplus	3
Statements of Operations	4
Statements of Changes in Capital and Surplus	5
Statements of Cash Flows	6
Notes to Statutory-Basis Financial Statements	7-46

Deloitte & Touche LLP
185 Asylum St.
Hartford, CT 06103
USA
Tel: 1 860 725 3000
Fax: 1 860 725 3300
www.deloitte.com
INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Hartford Life and Annuity Insurance Company Hartford, Connecticut

We have audited the accompanying statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2017 and 2016, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the

United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory- basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department as described in Note 2 to the statutory-basis financial statements.

April 10, 2018

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY BASIS)

	As of December 31,

	2017	2016
Admitted assets
Bonds	$3,696,842,335	$4,689,164,141
Common and preferred stocks	73,838,948	45,379,137
Mortgage loans on real estate	464,673,234	488,300,660
Contract loans	106,560,855	112,280,295
Cash, cash equivalents and short-term investments	547,296,441	698,597,125
Derivatives	143,250,641	336,978,875
Other invested assets	192,424,442	70,093,932
Total cash and invested assets	5,224,886,896	6,440,794,165

Investment income due and accrued	220,854,519	209,085,493
Amounts recoverable for reinsurance	51,967,527	54,916,714
Federal income tax recoverable	197,125,732	38,825,967
Net deferred tax asset	130,256,000	106,306,495
Receivables from parent, subsidiaries and affiliates	—	199,732
Other assets	35,993,975	60,896,436
Separate Account assets	30,517,487,239	29,882,167,087
Total admitted assets	$36,378,571,888	$36,793,192,089

Liabilities
Aggregate reserves for future benefits	$3,461,094,910	$3,623,418,710
Liability for deposit-type contracts	513,032,575	746,581,792
Policy and contract claim liabilities	35,181,233	21,113,055
Asset valuation reserve	34,894,589	36,012,232
Interest maintenance reserve	20,387,011	19,203,402
Payables to parent, subsidiaries and affiliates	13,126,682	5,659,200
Accrued expense allowances and amounts due from Separate Accounts	(89,645,622)	(118,933,449)
Collateral on derivatives	253,682,064	294,569,146
Other liabilities	480,359,519	369,642,567
Separate Account liabilities	30,517,487,239	29,882,167,087
Total liabilities	35,239,600,200	34,879,433,742

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	197,246,618	222,837,141
Gross paid-in and contributed surplus	604,729,448	603,493,466
Unassigned surplus	334,495,622	1,084,927,740
Total capital and surplus	1,138,971,688	1,913,758,347

Total liabilities and capital and surplus	$36,378,571,888	$36,793,192,089

See notes to financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

	For the years ended December 31,

	2017	2016	2015
Revenues
Premiums and annuity considerations	$229,944,396	$283,347,850	$313,111,457
Net investment income	190,038,803	205,285,053	237,932,132
Commissions and expense allowances on reinsurance ceded	50,225,342	53,203,614	60,644,503
Reserve adjustments on reinsurance ceded	(417,797,985)	(376,823,017)	(228,846,619)
Fee income	644,400,420	665,228,513	623,264,983
Other revenues	42,903,753	41,305,613	(4,452,004)
Total revenues	739,714,729	871,547,626	1,001,654,452

Benefits and expenses
Death and annuity benefits	289,643,427	260,507,275	418,149,979
Disability and other benefits	2,827,546	3,054,035	3,042,392
Surrenders and other fund withdrawals	3,751,789,440	4,125,077,593	5,551,496,373
Commissions and expense allowances	178,558,400	181,760,177	226,296,463
Decrease in aggregate reserves for life and accident and health policies	(162,421,037)	(81,399,844)	(166,876,864)
General insurance expenses	123,184,418	89,020,118	79,333,619
Net transfers from Separate Accounts	(3,630,136,263)	(3,953,787,204)	(5,209,213,386)
Modified coinsurance adjustment on reinsurance assumed	(116,528,553)	(118,556,247)	(142,665,330)
Other expenses	32,540,135	39,303,474	(197,464,468)
Total benefits and expenses	469,457,513	544,979,377	562,098,778

Net gain from operations before federal income tax (benefit) expense	270,257,216	326,568,249	439,555,674
Federal income tax (benefit) expense	(49,931,703)	(21,186,059)	26,748,125
Net gain from operations	320,188,919	347,754,308	412,807,549

Net realized capital losses, after tax	(149,376,830)	(201,608,212)	(331,893,122)
Net income	$170,812,089	$146,146,096	$80,914,427

See notes to financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

	For the years ended December 31,

	2017	2016	2015

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding
Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning of year	603,493,466	604,455,820	1,605,527,920
Capital paid-in (return)	1,235,982	(962,354)	(1,001,072,100)
Balance, end of year	604,729,448	603,493,466	604,455,820

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	222,837,141	252,083,454	315,634,232
Amortization and decreases of gain on inforce reinsurance	(25,590,523)	(29,246,313)	(63,550,778)
Balance, end of year	197,246,618	222,837,141	252,083,454

Unassigned funds
Balance, beginning of year	1,084,927,740	1,766,242,402	1,485,234,878

Net income	170,812,089	146,146,096	80,914,427
Change in net unrealized capital (losses) gains on investments, net of tax	(109,722,808)	39,967,504	102,292,375
Change in net unrealized foreign exchange capital (losses) gains	(14,980,533)	11,711,836	1,376,191
Change in net deferred income tax	(219,472,793)	(80,238,643)	122,153,376
Change in asset valuation reserve	1,117,643	21,541,042	4,838,272
Change in nonadmitted assets	421,814,284	(70,442,497)	(30,567,117)
Dividends to stockholder	(1,000,000,000)	(750,000,000)	—
Balance, end of year	334,495,622	1,084,927,740	1,766,242,402

Capital and surplus
Balance, end of year	$1,138,971,688	$1,913,758,347	$2,625,281,676

See notes to financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

	For the years ended December 31,

	2017	2016	2015
Operating activities
Premiums and annuity considerations	$231,198,846	$283,021,022	$310,103,532
Net investment income	$199,571,411	$216,241,483	$250,518,416
Reserve adjustments on reinsurance	(417,797,985)	(376,823,017)	(228,846,619)
Miscellaneous income	704,599,200	723,713,529	714,984,650
Total income	717,571,472	846,153,017	1,046,759,979

Benefits paid	4,300,016,692	4,581,667,641	5,979,381,730
Federal income tax (recoveries) payments	(59,115,506)	(362,056,372)	90,526,623
Net transfers from Separate Accounts	(3,659,424,090)	(4,011,134,849)	(5,303,728,406)
Other expenses	226,065,484	184,298,098	165,759,716
Total benefits and expenses	807,542,580	392,774,518	931,939,663
Net cash (used for) provided by operating activities	(89,971,108)	453,378,499	114,820,316

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	2,807,162,298	2,121,491,466	2,365,347,618
Common and preferred stocks	32,840,796	300,600,806	488,448,905
Mortgage loans	85,176,014	74,772,178	82,802,818
Derivatives and other	56,804,882	95,809,299	22,098,147
Total investment proceeds	2,981,983,990	2,592,673,749	2,958,697,488

Cost of investments acquired
Bonds	1,819,659,091	1,920,657,826	2,038,688,138
Common and preferred stocks	55,937,647	11,926,941	451,838,635
Mortgage loans	61,365,000	13,280,000	1,829,406
Derivatives and other	251,102,849	168,856,082	228,276,612
Total investments acquired	$2,188,064,587	$2,114,720,849	$2,720,632,791
Net (decrease) increase in contract loans	$(5,719,439)	$(1,526,220)	$2,502,310
Net cash provided by investing activities	$799,638,842	$479,479,120	$235,562,387

Financing and miscellaneous activities
(Return of) Paid-in surplus	$—	$—	$(1,000,000,000)
Dividends to stockholder	$1,000,000,000	$750,000,000	$—
Other cash provided (used)	$139,031,582	$(51,161,984)	$50,633,260
Net cash used for financing and miscellaneous activities	$(860,968,418)	$(801,161,984)	$(949,366,740)

Net (decrease) increase in cash, cash equivalents and short-term investments	$(151,300,684)	$131,695,635	$(598,984,037)
Cash, cash equivalents and short-term investments, beginning of year	$698,597,125	$566,901,490	$1,165,885,527
Cash, cash equivalents and short-term investments, end of year	$547,296,441	$698,597,125	$566,901,490

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, common stock and other invested assets	$(24,411,592)	$(54,930,983)	$(83,294,060)
Non-cash acquisitions from invested asset exchanges - bonds, common stock and other invested assets	$(24,411,592)	$(54,930,983)	$(83,294,060)
Capital contribution from parent to settle intercompany balances related to stock compensation	$(1,235,984)	$962,354	$1,072,101
Non-cash impacts of DTA adjustment not yet settled	$(2,160,604)	$—	$—
Non-cash impacts of Tax Reform - tax receivable	$(173,530,179)	$—	$—
Non-cash impacts of Tax Reform and DTA adjustment not yet settled - deferred income tax surplus	$(175,690,783)	$—	$—

See notes to financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

1. Organization and Description of Business

Hartford Life and Annuity Insurance Company (“HLAI” or the “Company”) is a wholly-owned subsidiary of Hartford Life International Holding Company ("HLIHC"), which is a direct subsidiary of Hartford Life Insurance Company (“HLIC”). HLIC is indirectly owned by The Hartford Financial Services Group, Inc. (“The Hartford”).

On March 29, 2016, The Hartford received permission from the State of Connecticut Department of Insurance (“the Department”) to change the ownership structure of certain of its affiliates to re-align affiliates more closely with the businesses they support. As a result, effective April 1, 2016, HLAI sold its former subsidiary, HLIHC to its parent, HLIC, resulting in an immaterial realized loss. In addition, HLIC contributed its ownership interest in HLAI to HLIHC, and therefore HLIHC became HLAI's new parent company. These changes did not result in a material impact to HLAI's surplus or its results of operations.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of HLAI have been prepared in conformity with statutory accounting practices prescribed or permitted by The Department. The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2017	2016	2015
Net income
1. HLAI state basis			$170,812,089	$146,146,096	$80,914,427
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	4	2,328,071	(16,229,745)	(8,788,709)
			2,328,071	(16,229,745)	(8,788,709)
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61	4	$168,484,018	$162,375,841	$89,703,136
Surplus
5. HLAI state basis			$1,138,971,688	$1,913,758,348	$2,625,281,676
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	5	122,009,617	119,681,546	135,911,291
			122,009,617	119,681,546	135,911,291
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$1,016,962,071	$1,794,076,802	$2,489,370,385

Had the revised federal corporate tax rate of 21%, which is effective January 1, 2018, been in effect on December 31, 2017, the 2017 impact to surplus would have been $148,288,611.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.
for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.
recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.
development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.	exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.
establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.
the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

7.
for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder’s Equity;

8.
for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.
the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.
deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.	comprehensive income and its components are not presented in the statutory-basis financial statements;

12.
for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

13.
embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1960, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.40% to 11.25% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2017 and 2016, the Company had $177,490,344 and $4,143,023,889, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2017 and 2016 totaled $1,047,651 and $13,621,544, respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2017 is presented below:

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
A. Subject to discretionary withdrawal
1. With market value adjustment	$15,581,705	$—	$—	$15,581,705	0.05%
2. At book value less current surrender charge of 5% or more	10,694,581	—	—	10,694,581	0.04%
3. At fair value	—	—	25,194,745,201	25,194,745,201	87.70%
4. Total with market value adjustment or at fair value	26,276,286	—	25,194,745,201	25,221,021,487	87.79%
5. At book value without adjustment (minimal or no charge or adjustment)	2,042,617,542	—	—	2,042,617,542	7.11%
B. Not subject to discretionary withdrawal	1,068,655,529	—	396,314,401	1,464,969,930	5.10%
C. Total (gross)	3,137,549,357	—	25,591,059,602	28,728,608,959	100.00%
D. Reinsurance ceded	62,440	—	—	62,440
E. Total (net)	$3,137,486,917	$—	$25,591,059,602	$28,728,546,519

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$2,617,473,813
2. Exhibit 5, Supplementary Contract Section, Total (net)	6,980,528
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	513,032,576
4. Subtotal	3,137,486,917
Separate Account Annual Statement:
5. Exhibit 3, Annuities Section, Total (net)	25,591,059,602
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	25,591,059,602
12. Combined total	$28,728,546,519

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balances, which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2017 and 2016.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $34,894,589 and $36,012,232 as of December 31, 2017 and 2016, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2017 and 2016 were $20,387,011, and $19,203,402, respectively. The net capital gains (losses) captured in the IMR, net of taxes, in 2017, 2016, and 2015 were $8,523,401, $15,726,619 and $(63,512,225), respectively. The amount of income (expense) amortized from the IMR net of taxes in 2017, 2016, and 2015 included in the Company’s Statements of Operations, was $7,339,792, $6,777,899 and $(49,059,968), respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $187,586, $5,362,782, and $7,826,222 for the years ended December 31, 2017, 2016 and 2015, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were $1,144,086 and $5,990,918 for the years ended December 31, 2016 and 2015, and were immaterial for the year ended December 31, 2017. See additional information on OTTI in Section J of Note 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2017, 2016 and 2015, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses.

The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer defaults, price or foreign currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 (Derivatives). The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

3. Investments

a. Components of Net Investment Income

	For the years ended December 31,
	2017	2016	2015
Interest income from bonds and short-term investments	$175,346,693	$188,967,631	$212,173,262
Interest income from contract loans	18,784	24,306	(860,400)
Interest income from mortgage loans on real estate	19,696,508	22,867,735	27,636,257
Interest and dividends from other investments	4,993,025	2,463,691	9,425,680
Gross investment income	200,055,010	214,323,363	248,374,799
Less: Investment expenses	10,016,207	9,038,310	10,442,667
Net investment income	$190,038,803	$205,285,053	$237,932,132

b. Components of Net Unrealized Capital Gains on Bonds and Short-Term Investments

	As of December 31,
	2017	2016	2015
Gross unrealized capital gains	$209,510,215	$173,957,790	$189,327,113
Gross unrealized capital losses	(13,461,424)	(38,769,844)	(61,909,343)
Net unrealized capital gains	196,048,791	135,187,946	127,417,770
Balance, beginning of year	135,187,946	127,417,770	319,943,475
Change in net unrealized capital gains on bonds and
and short-term investments	$60,860,845	$7,770,176	$(192,525,705)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

c. Components of Net Unrealized Capital Gains (Losses) on Common and Preferred Stocks

	As of December 31,
	2017	2016	2015
Gross unrealized capital gains	$1,793,624	$1,930,896	$3,883,408
Gross unrealized capital losses	(1,118,162)	(2,700,950)	(23,475,228)
Net unrealized capital gains (losses)	675,462	(770,054)	(19,591,820)
Balance, beginning of year	(770,054)	(19,591,820)	(15,015,722)
Change in net unrealized capital gains/losses on
common and preferred stocks	$1,445,516	$18,821,766	$(4,576,098)

d. Components of Net Realized Capital Losses

	For the years ended December 31,
	2017	2016	2015
Bonds and short-term investments	$26,433,320	$25,530,969	$(5,975,818)
Common stocks - unaffiliated	1,803,956	(49,415,502)	(13,150,711)
Common stocks - affiliated	—	(2,280,967)	—
Mortgage loans on real estate	—	—	(16,111)
Derivatives	(164,601,714)	(70,832,408)	(384,873,378)
Other invested assets	1,557,619	(84,478,613)	2,791,047
Net realized capital losses	(134,806,819)	(181,476,521)	(401,224,971)
Capital loss tax expense (benefit)	6,046,610	4,405,072	(5,819,624)
Net realized capital losses, after tax	(140,853,429)	(185,881,593)	(395,405,347)
Less: Amounts transferred to IMR	8,523,401	15,726,619	(63,512,225)
Net realized capital losses, after tax	$(149,376,830)	$(201,608,212)	$(331,893,122)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments):

	For the years ended December 31,
	2017	2016	2015
Bonds and short-term investments
Sale proceeds	$2,722,996,316	$1,761,151,435	$2,154,309,992
Gross realized capital gains on sales	28,234,411	35,200,706	24,373,425
Gross realized capital losses on sales	(13,584,556)	(14,709,927)	(19,104,209)
Unaffiliated common and preferred stock
Sale proceeds	31,036,839	262,867,397	436,339,817
Gross realized capital gains on sales	2,088,874	15,970,430	12,848,976
Gross realized capital losses on sales	(284,918)	(64,241,845)	(20,611,631)

Additionally, for the year ended December 31, 2017, there was $3,340,354 of  investment income generated on 42 securities as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

e. Investments - Derivative Instruments

Overview

The Company utilizes a variety of OTC derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2017 and 2016 are disclosed in the table presented below. During the years 2017 and 2016, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2017 and 2016, the average fair values for derivatives held for other investment and/or risk management activities were $(77,690,974) and $(3,537,318), respectively. The Company did not have any unrealized gains or losses during 2017 and 2016 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2017			As of December 31, 2016
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$25,000	$(56)	$—	$60,000	$78	$—
Foreign currency swaps	16,876	(1,587)	(1,289)	7,490	58	302
Fixed payout annuity hedge	444,032	(169,535)	—	665,795	(262,855)	—
Replication transactions
Credit default swaps	83,800	2,084	1,693	43,800	407	79
Other investment and/or Risk Management activities
Credit default swaps	2,833	(30)	(30)	8,793	(84)	(84)
Credit default swaps - offsetting	10,798	—	—	191,738	(7)	(7)
Foreign currency swaps and forwards	176,033	(3,415)	(3,415)	151,189	8,763	8,763
GMWB hedging derivatives	6,810,992	56,231	56,231	7,082,191	87,414	87,414
Interest rate swaps - offsetting	371,110	(14,429)	(14,429)	392,010	(18,651)	(18,651)
Macro hedge program	5,919,909	24,331	24,331	5,505,861	155,278	155,278
Total	$13,861,383	$(106,406)	$63,092	$14,108,867	$(29,599)	$233,094

Cash Flow Hedges

Interest rate swaps: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. There were no gains and (losses) in unrealized gains and losses related to cash flow hedges for the years ended December 31, 2017 and 2016 that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Fixed payout annuity hedge: The Company formerly assumed certain variable annuity products with a guaranteed minimum income benefit ("GMIB") and continues to reinsure certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S dollar denominated assets and the yen denominated fixed liability reinsurance payments.

Replication Transactions

Credit default swaps: The Company periodically enters into credit default swaps as part of replication transactions. Credit risk is hedged by buying protection on a specific entity by pairing with highly rated fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015
Credit default swaps	$(81)	$953	$867
Credit default swaps - offsetting	(1,673)	(450)	(564)
Foreign currency swaps and forwards	5,417	(520)	—
GMWB hedging derivatives	(62,624)	(19,968)	(277,539)
Equity index swaps, options, and futures	(311)	57,712	3,006
Commodity options	—	—	(1,020)
Interest rate swaps and swaptions	2,968	947	(836)
Interest rate swaps - offsetting	286	9,548	—
Macro hedge program	(106,307)	(96,490)	(13,786)
Total	$(162,325)	$(48,268)	$(289,872)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Commodity options: During 2015, the Company purchased put option contracts on West Texas Intermediate oil futures in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities, and therefore, these options were terminated at the end of 2015.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

As of December 31, 2017
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$33,800	$901	$690	5 year	Corporate Credit/ Foreign Gov.	A-	$—	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure	50,000	5	1,003	5 year	Corporate Credit	BBB+	—	—	—
Below investment grade	4,493	368	368	3 years	Corporate Credit	B+	4,493	(368)	(368)
Investment grade risk exposure	906	(3)	(3)	0 year	CMBS Credit	AAA-	906	3	3
Total	$89,199	$1,271	$2,058				$5,399	$(365)	$(365)

As of December 31, 2016
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$49,600	$279	$294	1 year	Corporate Credit/ Foreign Gov.	A+	$40,800	$(264)	$(264)
Basket credit default swaps [4]
Investment grade risk exposure	33,000	499	309	5 years	Corporate Credit	BBB+	—	—	—
Below investment grade	4,585	320	320	4 years	Corporate Credit	B	4,585	(321)	(321)
Investment grade risk exposure	52,484	(255)	(408)	1 year	CMBS Credit	AA+	50,484	142	142
Total	$139,669	$843	$515				$95,869	$(443)	$(443)

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.

[4]
Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2017, 2016, and 2015 the Company had no losses on derivative instruments due to counterparty nonperformance.

f. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2017 and 2016, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies and short-term investment pool, greater than 10% of the Company’s capital and surplus.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

g. Bonds, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2017	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$327,950,036	$41,043,850	$(819,813)	$368,174,073
Guaranteed and sponsored - asset-backed	364,393,794	6,045,146	(1,631,931)	368,807,009
States, municipalities and political subdivisions	84,237,814	12,605,530	(98,718)	96,744,626
International governments	93,439,858	3,569,134	(396,515)	96,612,477
All other corporate - excluding asset-backed	2,135,965,912	136,043,736	(7,178,674)	2,264,830,974
All other corporate - asset-backed	690,438,462	10,061,255	(3,329,942)	697,169,775
Hybrid securities	416,460	141,344	—	557,804
Short-term investments	153,553,763	220	(5,831)	153,548,152
Total bonds, cash equivalents and short-term investments	$3,850,396,099	$209,510,215	$(13,461,424)	$4,046,444,890

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2017	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$70,773,518	$1,716,938	$(1,118,162)	$71,372,294
Total common stocks	$70,773,518	$1,716,938	$(1,118,162)	$71,372,294

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2017	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,466,654	$76,686	$—	$2,543,340
Total preferred stocks	$2,466,654	$76,686	$—	$2,543,340

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2016	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$465,080,828	$32,198,795	$(2,719,966)	$494,559,657
Guaranteed and sponsored - asset-backed	581,469,250	9,875,118	(5,724,597)	585,619,771
States, municipalities and political subdivisions	80,798,916	7,956,662	(201,852)	88,553,726
International governments	70,782,078	1,339,847	(1,336,688)	70,785,237
All other corporate - excluding asset-backed	2,709,087,278	114,015,488	(19,467,991)	2,803,634,775
All other corporate - asset-backed	781,529,331	8,473,282	(9,317,416)	780,685,197
Hybrid securities	416,460	98,493	—	514,953
Short-term investments	346,727,725	105	(1,334)	346,726,496
Total bonds and short-term investments	$5,035,891,866	$173,957,790	$(38,769,844)	$5,171,079,812

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2016	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$43,637,332	$1,884,938	$(2,700,950)	$42,821,320
Total common stocks	$43,637,332	$1,884,938	$(2,700,950)	$42,821,320

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2016	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,557,817	$45,958	$—	$2,603,775
Total preferred stocks	$2,557,817	$45,958	$—	$2,603,775

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2017 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations, (are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$562,502,761	$566,613,175
Due after one year through five years	1,262,998,519	1,289,639,723
Due after five years through ten years	973,895,960	984,613,411
Due after ten years	1,050,998,859	1,205,578,581
Total	$3,850,396,099	$4,046,444,890

At December 31, 2017 and 2016, securities with a statement value of $4,143,111 and $3,981,108, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

h. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 4.37% and 3.32% for loans during 2017 and had a maximum and minimum lending rate of 4.03% and 3.39% during 2016. During 2017 and 2016, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2017 and 2016, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 79% and 74%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2017 and 2016, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2017 and 2016, there were impaired loans with a related allowance for credit losses of $25,020 and $169,387 with no interest income recognized during the period the loans were impaired.

i. Restructured Debt in which the Company is a Creditor

The Company had recorded immaterial investments in restructured loans in years ended December 31, 2017 and 2016, and $184,551 in 2015. The realized capital losses related to these loans were immaterial in the years ended December 31, 2017 and 2016, and $914,375 in 2015.

j.	Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. OTTI recognized for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 were not material. The limited partnership was impaired because its cost basis sustained a decline in value that the Company determined to be other-than-temporary. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

In November 2016, the Company impaired the carrying value of its affiliated investment, Hartford Financial Service Corp (HFSC), to its current fair value, based on the length of time, the extent to which the value was less than the cost and recent returns of capital further diminishing future prospects, resulting in a realized loss of $76 million offset by an unrealized gain of the same amount.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

k. Security Lending, Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain bonds within the corporate, foreign government/government agencies, and municipal sectors as well as stocks to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s financial statements. Additional collateral is obtained if the fair value of the collateral falls below100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or bonds and is reported as Securities lending reinvested collateral assets on the Statements of Admitted Assets, Liabilities and Capital and Surplus. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s Statements of Operations.

As of December 31, 2017, and 2016, the fair value of loaned securities was approximately $115,602,325 and $7,069,156, respectively, reported in Bonds. As of December 31, 2017 and 2016, the associated liability for cash collateral received was $119,613,212 and $7,369,862, respectively, reported in Other liabilities, in the accompanying Statements of Admitted Assets, Liabilities and Capital and Surplus with no stated maturity date. The Company also received $0 and $1,104,062 of securities collateral as of December 31, 2017 and 2016 respectively, which was not included in the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2017 and 2016, the securities acquired from the use of the collateral in connection with our securities lending program were short term bond investments and cash equivalents with amortized cost approximating fair value of $119,613,212 and $6,265,800, respectively. The Company did not have securities lending transactions that extend beyond one year from the reporting date.

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2017 and 2016, the Company had no outstanding repurchase agreements.

Reinvested proceeds from repurchase agreements and securities lending transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements, dollar repurchase agreements, or securities lending agreements on the Company’s liquidity and capital position are stress tested monthly, under The Hartford's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2017 and 2016, securities pledged of $209,945,649 and $299,680,663, respectively, were included in Bonds and Cash and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $16,646,250 and $18,954,090, respectively, as of

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

December 31, 2017 and 2016, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2017 and 2016, the Company accepted cash collateral associated with derivative instruments with a statement value of $253,682,064 and $294,569,146, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash and short-term investments with a corresponding amount recorded in collateral on derivatives. The Company also accepted securities collateral as of December 31, 2017 and 2016 of $986 and $66,074,099, respectively, of which the Company has the ability to sell or repledge $0 and $55,798,989, respectively. As of December 31, 2017 and 2016, the statement value of repledged securities totaled $0 and the Company did not sell any securities. In addition, as of December 31, 2017 and 2016, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2017 and 2016.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2017:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$90,864	$90,189	$(675)	$11,142	$10,998	$(144)	$102,006	$101,187	$(819)
Guaranteed & sponsored - asset-backed	111,536	110,811	(725)	23,922	23,015	(907)	135,458	133,826	(1,632)
States, municipalities & political subdivisions	8,516	8,451	(65)	705	671	(34)	9,221	9,122	(99)
International governments	25,070	24,817	(253)	2,387	2,244	(143)	27,457	27,061	(396)
All other corporate - excluding asset-backed	267,115	265,419	(1,696)	170,524	165,042	(5,482)	437,639	430,461	(7,178)
All other corporate - asset-backed	120,028	119,253	(775)	81,986	79,431	(2,555)	202,014	198,684	(3,330)
Short-term investments	18,975	18,969	(6)	—	—	—	18,975	18,969	(6)
Total fixed maturities	642,104	637,909	(4,195)	290,666	281,401	(9,265)	932,770	919,310	(13,460)
Common stock-unaffiliated	505	502	(3)	22,597	20,451	(2,146)	23,102	20,953	(2,149)
Total stocks	505	502	(3)	22,597	20,451	(2,146)	23,102	20,953	(2,149)
Total securities	$642,609	$638,411	$(4,198)	$313,263	$301,852	$(11,411)	$955,872	$940,263	$(15,609)
The following table presents amortized cost, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$91,139	$88,419	$(2,720)	$—	$—	$—	$91,139	$88,419	$(2,720)
Guaranteed & sponsored - asset-backed	241,611	236,429	(5,182)	16,729	16,186	(543)	258,340	252,615	(5,725)
States, municipalities & political subdivisions	4,372	4,170	(202)	—	—	—	4,372	4,170	(202)
International governments	30,897	29,807	(1,090)	1,721	1,474	(247)	32,618	31,281	(1,337)
All other corporate - excluding asset-backed	557,404	542,874	(14,530)	75,660	70,722	(4,938)	633,064	613,596	(19,468)
All other corporate - asset-backed	364,182	356,112	(8,070)	84,046	82,799	(1,247)	448,228	438,911	(9,317)
Short-term investments	2,852	2,851	(1)	—	—	—	2,852	2,851	(1)
Total fixed maturities	1,292,457	1,260,662	(31,795)	178,156	171,181	(6,975)	1,470,613	1,431,843	(38,770)
Common stock-unaffiliated	1,893	1,893	—	26,806	24,105	(2,701)	28,699	25,998	(2,701)
Total stocks	1,893	1,893	—	26,806	24,105	(2,701)	28,699	25,998	(2,701)
Total securities	$1,294,350	$1,262,555	$(31,795)	$204,962	$195,286	$(9,676)	$1,499,312	$1,457,841	$(41,471)

As of December 31, 2017, fixed maturities, comprised of 394 securities, accounted for approximately 98% of the Company’s total unrealized loss amount. The securities were primarily related to commercial mortgage-backed securities ("CMBS"), and corporate securities concentrated in the energy, consumer non-cyclical, and utilities sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2017, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The decrease in unrealized losses during 2017 was primarily attributable to tighter credit spreads.

Most of the securities depressed for twelve months or more primarily related to CMBS, and corporate securities concentrated in the energy, consumer non-cyclical, and utilities sectors. These sectors were primarily depressed because current market spreads are wider than spreads at the securities' respective purchase dates. Certain other corporate securities were depressed because the securities have floating rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. As of December 31, 2017, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2017.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

m. Loan-backed and Structured Securities OTTI

For the year ended December 31, 2017, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

The following table summarizes OTTI recognized during 2017 for loan-backed securities held as of December 31, 2017 recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities:

1			2	3	4	5	6	7
			Book/Adj
			Carrying
			Value					Date of
			Amortized	Present Value				Financial
			Cost Before	of		Amortized	Fair	Statement
			Current Period	Projected	Recognized	Cost After	Value at	Where
CUSIP			OTTI	Cash Flows	OTTI	OTTI	Time of OTTI	Reported
059497	BW	6	$471,371	$347,269	$124,102	$347,269	$459,354	3/31/2017
38379K	QF	8	59,028	56,870	2,158	56,870	58,226	6/30/2017
07388N	AX	4	163,391	115,866	47,525	115,866	69,534	9/30/2017
Total					$173,785

n. Structured Notes

The following tables summarize structured notes as of December 31, 2017 and 2016:

December 31, 2017
CUSIP Identification			Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Yes/No)
039483	BB	7	$8,385,689	$8,862,853	$8,347,291	No
V25125	BD	2	1,020,080	1,037,334	1,022,043	No
98417E	AR	1	3,809,405	4,088,285	3,807,618	No
785592	AD	8	2,559,011	2,746,666	2,549,722	No
3137G0	AL	3	860,674	889,982	861,405	Yes
3137G0	FT	1	874,773	900,645	875,745	Yes
3137G0	GT	0	1,130,890	1,170,581	1,130,914	Yes
Total			$18,640,522	$19,696,346	$18,594,738

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

December 31, 2016
CUSIP Identification			Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Yes/No)
039483	BB	7	$8,385,689	$9,019,180	$8,353,719	NO
30711X	AA	2	506,780	510,946	506,780	YES
V25125	BD	2	1,057,861	996,320	1,059,051	NO
62718Q	AA	3	10,994,565	11,057,310	10,999,435	NO
785592	AD	8	2,559,011	2,657,313	2,557,721	NO
3137G0	AL	3	1,021,208	1,048,601	1,021,646	YES
3137G0	AX	7	217,504	223,141	217,935	YES
3137G0	EW	5	502,520	523,647	502,259	YES
3137G0	FT	1	1,434,891	1,474,306	1,435,653	YES
3137G0	FW	4	2,500,000	2,622,893	2,500,000	YES
3137G0	GT	0	2,464,634	2,536,137	2,464,661	YES
3137G0	HF	9	1,250,000	1,283,020	1,250,000	YES
Total			$32,894,663	$33,952,814	$32,868,860

o. 5* Securities

A 5* is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5* securities for the Company are immaterial.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company's estimates of fair value for financial assets and liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ended December 31, 2017 and 2016. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2017
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$2,824	$2,824
	Common stocks - unaffiliated	71,372	—	—	71,372
	Total bonds and stocks	71,372	—	2,824	74,196
	Derivative assets
	Credit derivatives	—	2,095	—	2,095
	Interest rate derivatives	—	1,158	—	1,158
	GMWB hedging instruments	—	53,717	43,915	97,632
	Macro hedge program	—	—	42,366	42,366
	Total derivative assets	—	56,970	86,281	143,251
	Separate Account assets [1]	30,502,251	—	—	30,502,251
	Total assets accounted for at fair value	$30,573,623	$56,970	$89,105	$30,719,698
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(432)	$—	$(432)
	Foreign exchange derivatives	—	(4,704)	—	(4,704)
	Interest rate derivatives	—	(15,587)	—	(15,587)
	GMWB hedging instruments	—	(17,851)	(23,550)	(41,401)
	Macro hedge program	—	—	(18,035)	(18,035)
	Total liabilities accounted for at fair value	$—	$(38,574)	$(41,585)	$(80,159)

[1]	Excludes approximately $15.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

As of December 31, 2016
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$6,881	$6,881
	Common stocks - unaffiliated	42,821	—	—	42,821
	Total bonds and stocks	42,821	—	6,881	49,702
	Derivative assets
	Credit derivatives	—	1,105	—	1,105
	Interest rate derivatives	—	2,358	—	2,358
	Foreign exchange derivatives	—	9,066	—	9,066
	GMWB hedging instruments	—	66,755	81,033	147,788
	Macro hedge program	—	9,121	167,541	176,662
	Total derivative assets	—	88,405	248,574	336,979
	Separate Account assets [1]	29,866,541	—	—	29,866,541
	Total assets accounted for at fair value	$29,909,362	$88,405	$255,455	$30,253,222
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(1,117)	$—	$(1,117)
	Interest rate derivatives	—	(21,009)	—	(21,009)
	GMWB hedging instruments	—	(25,560)	(34,814)	(60,374)
	Macro hedge program	—	—	(21,384)	(21,384)
	Total liabilities accounted for at fair value	$—	$(47,686)	$(56,198)	$(103,884)

[1]	Excludes approximately $15.6 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Investment Accounting and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group (“Derivatives Working Group”), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Bonds and Stocks

The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Derivatives Working Group performs ongoing analyses of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.

ABS, CDOs, CMBS and RMBS - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.

Equity derivatives - Primary inputs include equity index levels.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3
Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility, swap yield curves beyond observable limits, and commodity price curves.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Separate Account assets

Separate Account assets are primarily invested in mutual funds but also have investments in bonds and stocks. Separate Account investments are valued in the same manner, and using the same pricing sources and inputs, as the bonds and stocks held in the General Account of the Company.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations.

As of December 31, 2017 and December 31, 2016, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2017
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$2,739	Option model	Equity volatility	27%	30%	Increase
Equity variance swaps	(19,800)	Option model	Equity volatility	19%	19%	Increase
Customized swaps	37,426	Discounted cash flows	Equity volatility	7%	26%	Increase
Macro hedge program
Equity options [2]	30,687	Option model	Equity volatility	26%	31%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2016
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$18,933	Option model	Equity volatility	27%	30%	Increase
Equity variance swaps	(31,017)	Option model	Equity volatility	20%	23%	Increase
Customized swaps	58,303	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options [2]	165,972	Option model	Equity volatility	17%	27%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include corporate bonds and certain credit derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

derivatives, generally, increases in these inputs would cause fair values to decrease. For the years ended December 31, 2017 and 2016, no significant adjustments were made by the Company to broker prices received.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2017 and 2016:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan.1, 2017	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2017
Assets
All other corporate bonds – asset-backed	$6,881	$547	$—	$(6,578)	$(180)	$2,700	$—	$(546)	$2,824
Total bonds and stocks	6,881	547	—	(6,578)	(180)	2,700	—	(546)	2,824
Derivatives
GMWB hedging instruments	46,219	—	—	—	(25,854)	—	—	—	20,365
Macro hedge program	146,157	—	—	—	1,032		—	(122,858)	24,331
Total derivatives [3]	192,376	—	—	—	(24,822)	—	—	(122,858)	44,696
Total assets	$199,257	$547	$—	$(6,578)	$(25,002)	$2,700	$—	$(123,404)	$47,520

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2016	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2016
Assets
All other corporate bonds	$—	$15,000	$—	$(4,504)	$—	$—	$(10,500)	$4	$—
All other corporate bonds – asset-backed	9	—	—	—	20	7,144	—	(292)	6,881
Common stocks - unaffiliated	2	—	—	—	(1)	—	(1)	—	—
Total bonds and stocks	11	15,000	—	(4,504)	19	7,144	(10,501)	(288)	6,881
Derivatives
Equity derivatives	—	—	—	—	(1,173)	1,173	—	—	—
GMWB hedging instruments	84,640	—	6,022	—	(44,443)	—	—	—	46,219
Macro hedge program	136,597	—	—	—	(28,073)	46,455	—	(8,822)	146,157
Total derivatives [3]	221,237	—	6,022	—	(73,689)	47,628	—	(8,822)	192,376
Total assets	$221,248	$15,000	$6,022	$(4,504)	$(73,670)	$54,772	$(10,501)	$(9,110)	$199,257

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]	Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2017
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$3,892,897	$3,696,842	$51,592	$3,643,186	$198,119	$—
Preferred stocks - unaffiliated	2,543	2,467	—	2,543	—	—
Common stocks - unaffiliated	71,372	71,372	71,372	—	—	—
Mortgage loans	474,340	464,673	—	—	474,340	—
Cash, cash equivalents and short-term investments - unaffiliated	547,291	547,296	424,597	122,694	—	—
Derivative related assets	(26,055)	143,251	—	(112,336)	86,281	—
Contract loans	106,561	106,561	—	—	106,561	—
Surplus debentures	16,454	13,710	—	16,454	—	—
Low-income housing tax credits	564	564	—	—	564	—
Securities lending reinvested collateral assets	119,609	119,613	—	119,609	—	—
Separate Account assets [1]	30,502,251	30,502,251	30,502,251	—	—	—
Total assets	$35,707,827	$35,668,600	$31,049,812	$3,792,150	$865,865	$—
Liabilities
Liability for deposit-type contracts	$(513,033)	$(513,033)	$—	$—	$(513,033)	$—
Derivative related liabilities	(80,350)	(80,159)	—	(38,764)	(41,586)	—
Separate Account liabilities	(30,502,251)	(30,502,251)	(30,502,251)	—	—	—
Total liabilities	$(31,095,634)	$(31,095,443)	$(30,502,251)	$(38,764)	$(554,619)	$—

[1]	Excludes approximately $15.2 million, at December 31, 2017, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(Amounts in thousands)	December 31, 2016
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds and short-term investments - unaffiliated	$5,171,080	$5,035,892	$238,111	$4,706,898	$226,071	$—
Preferred stocks - unaffiliated	2,604	2,558	—	2,604	—	—
Common stocks - unaffiliated	42,821	42,821	42,821	—	—	—
Mortgage loans	495,542	488,301	—	—	495,542	—
Derivative related assets	74,146	336,979	—	(174,427)	248,573	—
Contract loans	112,280	112,280	—	—	112,280	—
Surplus debentures	14,357	12,846	—	14,357	—	—
Low-income housing tax credits	704	704	—	—	704	—
Securities lending reinvested collateral assets	6,266	6,266	6,266	—	—	—
Separate Account assets [1]	29,866,541	29,866,541	29,866,541	—	—	—
Total assets	$35,786,341	$35,905,188	$30,153,739	$4,549,432	$1,083,170	$—
Liabilities
Liability for deposit-type contracts	$(746,582)	$(746,582)	$—	$—	$(746,582)	$—
Derivative related liabilities	(103,745)	(103,884)	—	(47,547)	(56,198)	—
Separate Account liabilities	(29,866,541)	(29,866,541)	(29,866,541)	—	—	—
Total liabilities	$(30,716,868)	$(30,717,007)	$(29,866,541)	$(47,547)	$(802,780)	$—

[1]	Excludes approximately $15.6 million, at December 31, 2016, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2017 and 2016 the Company had no investments where it was not practicable to estimate fair value.

5. Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Reform”).  Tax Reform establishes new tax laws that will affect 2018, including, but not limited to, (1) reduction of the U.S. federal corporate income tax rate from 35% to 21%, (2) elimination of the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (3) limitations on the deductibility of certain executive compensation, (4) changes to the discounting of statutory reserves for tax purposes, and (5) limitations on net operating losses (NOLs) generated after December 31, 2017. Additional information regarding the impacts of Tax Reform is disclosed throughout Note 5 below.

The Company's AMT credits of $173,530,180 have been reclassified to Federal income tax recoverable as a current income tax receivable as Tax reform allows for the refund of AMT credits over time but no later than 2022.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

A The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2017
			Ordinary	Capital	Total
	(a)	Gross DTA	$475,442,749	$4,265,999	$479,708,748
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	475,442,749	4,265,999	479,708,748
	(d)	Deferred tax assets nonadmitted	315,490,484	—	315,490,484
	(e)	Subtotal net admitted deferred tax assets	159,952,265	4,265,999	164,218,264
	(f)	Deferred tax liabilities	28,399,486	5,562,778	33,962,264
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$131,552,779	$(1,296,779)	$130,256,000

2				2017
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	131,552,779	(1,296,779)	130,256,000
		(1) DTAs expected to be realized after the balance sheet date	131,552,779	(1,296,779)	130,256,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	151,307,353
	(c)	DTAs offset against DTLs	28,399,486	5,562,778	33,962,264
	(d)	DTAs admitted as a result of application of SSAP No. 101	$159,952,265	$4,265,999	$164,218,264

3	(a)	Ratio % used to determine recovery period and threshold limitation	668%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,008,715,688

4			2017
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$475,442,749	$4,265,999
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$159,952,265	$4,265,999
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	66%	0%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1				2016
			Ordinary	Capital	Total
	(a)	Gross DTA	$962,373,665	$6,847,726	$969,221,391
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	962,373,665	6,847,726	969,221,391
	(d)	Deferred tax assets nonadmitted	740,325,673	—	740,325,673
	(e)	Subtotal net admitted deferred tax assets	222,047,992	6,847,726	228,895,718
	(f)	Deferred tax liabilities	121,363,413	1,225,810	122,589,223
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$100,684,579	$5,621,916	$106,306,495

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

2				2016
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	100,684,579	5,621,916	106,306,495
		(1) DTAs expected to be realized after the balance sheet date	100,684,579	5,621,916	106,306,495
		(2) DTAs allowed per limitation threshold	XXX	XXX	271,117,778
	(c)	DTAs offset against DTLs	121,363,413	1,225,810	122,589,223
	(d)	DTAs admitted as a result of application of SSAP No. 101	$222,047,992	$6,847,726	$228,895,718

3	(a)	Ratio % used to determine recovery period and threshold limitation	2,215%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,807,451,853

4			2016
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$962,373,665	$6,847,726
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$222,047,992	$6,847,726
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	47%	8%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1			Change During 2017
			Ordinary	Capital	Total
	(a)	Gross DTA	$(486,930,916)	$(2,581,727)	$(489,512,643)
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	(486,930,916)	(2,581,727)	(489,512,643)
	(d)	Deferred tax assets nonadmitted	(424,835,189)	—	(424,835,189)
	(e)	Subtotal net admitted deferred tax assets	(62,095,727)	(2,581,727)	(64,677,454)
	(f)	Deferred tax liabilities	(92,963,927)	4,336,968	(88,626,959)
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$30,868,200	$(6,918,695)	$23,949,505

2			Change During 2017
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	30,868,200	(6,918,695)	23,949,505
		(1) DTAs expected to be realized after the balance sheet date	30,868,200	(6,918,695)	23,949,505
		(2) DTAs allowed per limitation threshold	XXX	XXX	(119,810,425)
	(c)	DTAs offset against DTLs	(92,963,927)	4,336,968	(88,626,959)
	(d)	DTAs admitted as a result of application of SSAP No. 101	$(62,095,727)	$(2,581,727)	$(64,677,454)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

3	(a)	Ratio % used to determine recovery period and threshold limitation	(1,546)%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(798,736,165)

4			Change During 2017
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$(486,930,916)	$(2,581,727)
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$(62,095,727)	$(2,581,727)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	19%	(8)%

B.	DTLs are not recognized for the following amounts:

Not Applicable.

C.	Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2017	2016	Change
	(a)	Federal	$(49,931,703)	$(21,186,059)	$(28,745,644)
	(b)	Foreign	—	—	—
	(c)	Subtotal	(49,931,703)	(21,186,059)	(28,745,644)
	(d)	Federal income tax on net capital gains	6,046,610	4,405,072	1,641,538
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(43,885,093)	$(16,780,987)	$(27,104,106)

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2017	2016	Change
	DTA: Ordinary
	Policyholder reserves	$33,714,025	$44,234,336	$(10,520,311)
	Deferred acquisition costs	42,379,117	70,818,973	(28,439,856)
	Compensation and benefits	2,320,355	6,372,679	(4,052,324)
	Investments	850,495	—	850,495
	Net operating loss carryforward	378,696,773	640,182,855	(261,486,082)
	Tax credit carryforward	12,122,699	191,066,199	(178,943,500)
	Other	5,359,285	9,698,623	(4,339,338)
	Subtotal: DTA Ordinary	475,442,749	962,373,665	(486,930,916)
	Total adjusted gross ordinary DTA	475,442,749	962,373,665	(486,930,916)
	Nonadmitted ordinary DTA	315,490,484	740,325,673	(424,835,189)
	Admitted ordinary DTA	159,952,265	222,047,992	(62,095,727)
	DTA: Capital
	Investments	4,265,999	6,847,726	(2,581,727)
	Subtotal: DTA Capital	4,265,999	6,847,726	(2,581,727)
	Total adjusted gross capital DTA	4,265,999	6,847,726	(2,581,727)
	Admitted capital DTA	4,265,999	6,847,726	(2,581,727)
	Total Admitted DTA	$164,218,264	$228,895,718	$(64,677,454)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

DTL: Ordinary
Investments	$2,812,556	$8,896,439	$(6,083,883)
Deferred and uncollected premium	29,751	1,168,603	(1,138,852)
Policyholder reserves	24,927,179	42,517,287	(17,590,108)
Other	630,000	68,781,084	(68,151,084)
Gross DTL ordinary	28,399,486	121,363,413	(92,963,927)
DTL: Capital
Investments	5,562,778	1,225,810	4,336,968
Gross DTL capital	5,562,778	1,225,810	4,336,968
Total DTL	33,962,264	122,589,223	(88,626,959)
Net adjusted DTA/(DTL)	$130,256,000	$106,306,495	$23,949,505
Adjust for the change in deferred tax on unrealized gains/losses			4,092,863
Adjust for the stock compensation transfer			1,629,244
Adjust for the change in nonadmitted deferred tax			(424,835,189)
AMT receivable reclass			173,530,180
Intercompany settlement of DTA			2,160,604
Adjusted change in net deferred Income Tax			$(219,472,793)

D.	Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2017	income	2016	income	2015	income
	Tax effect	$126,926,995	Tax effect	$129,365,110	Tax effect	$101,842,924
Statutory tax - 35%	$44,424,448	35.00%	$45,277,788	35.00%	$35,645,023	35.00%
Tax preferred investments	(57,083,258)	(44.97)%	(43,690,668)	(33.77)%	(87,245,687)	(85.67)%
Subsidiary value write down	—	0.00%	27,300,293	21.10%	—	—%
Interest maintenance reserve	414,264	0.33%	3,132,052	2.42%	19,337,905	18.99%
Amortization of inception gain	(8,956,683)	(7.06)%	(10,236,210)	(7.91)%	(21,619,703)	(21.23)%
IRS Audit adjustments	—	0.00%	38,226,226	29.54%	—	—%
VA Hedge Reclass	(42,956,592)	(33.84)%	6,712,342	5.19%	(44,333,658)	(43.53)%
Prior period adjustments	(59,827,603)	(47.14)%	—	0.00%	—	—%
Tax Reform	301,344,827	237.42%	—	0.00%	—	—%
Change in deferred tax on non-admitted assets	840,802	0.66%	—	0.00%	—	—%
Intercompany settlement of DTA	(2,160,604)	(1.70)%	—	0.00%	—	—%
All other	(451,900)	(0.37)%	(3,264,167)	(2.52)%	(3,008,755)	(2.95)%
Total statutory income tax	175,587,701	138.33%	63,457,656	49.05%	(101,224,875)	(99.39)%
Federal and foreign income taxes incurred	(43,885,093)	(34.58)%	(16,780,987)	(12.97)%	20,928,501	20.56%
Change in net deferred income taxes	219,472,794	172.91%	80,238,643	62.02%	(122,153,376)	(119.94)%
Total statutory income tax	$175,587,701	138.34%	$63,457,656	49.05%	$(101,224,875)	(99.39)%

E.	Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2017, the Company had $1,803,317,967 of net operating loss carryforwards which expire between 2023 and 2031, $12,122,699 of foreign tax credit carryforwards which expire between 2023 and 2024, and AMT credits of $173,530,180 which will be refunded through 2022.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2017	—
2016	—
2015	—

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2017.

F.	Consolidated Federal Income Tax Return

1. The Company’s federal income tax return is consolidated within The Hartford’s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

The Hartford Financial Services Group, Inc. (Parent)	Hartford Life Private Placement, LLC
1stAgChoice, Inc.	Hartford Life, Inc.
Access CoverageCorp Technologies, Inc.	Hartford Life, LTD.
Access CoverageCorp, Inc.	Hartford Lloyd's Corporation
American Maturity Life Insurance Company	Hartford Lloyd's Insurance Company
Business Management Group, Inc.	Hartford of Texas General Agency, Inc.
Cervus Claim Solutions LLC	Hartford Residual Market, LLC
DMS R, LLC	Hartford Securities Distribution Company, Inc.
Fencourt Reinsurance Company, Ltd.	Hartford Specialty Insurance Services of Texas, LLC
First State Insurance Company	Hartford Strategic Investments LLC
Fountain Investors I LLC	Hartford Underwriters General Agency, Inc.
Fountain Investors II LLC	Hartford Underwriters Insurance Company
Fountain Investors III LLC	Hartford-Comprehensive Employee Benefit Service Co.
Fountain Investors IV LLC	Heritage Holdings, Inc.
FP R, LLC	Heritage Reinsurance Company, Ltd.
FTC Resolution Company, LLC	HIMCO Distribution Services Company
Hart Re Group, LLC	HL Investment Advisors, LLC
Hartford Accident and Indemnity Company	HLA LLC
Hartford Administrative Services Company	Horizon Management Group LLC
Hartford Casualty General Agency, Inc.	HRA Brokerage Services. Inc.
Hartford Casualty Insurance Company	Lanidex Class B, LLC (f/ka Lanidex Class B LP, LLC. name changed)
Hartford Financial Services LLC	Lanidex R, LLC
Hartford Fire General Agency, Inc.	Lattice Strategies LLC
Hartford Fire Insurance Company	Maxum Casualty Insurance Company
Hartford Funds Distributors, LLC	Maxum Indemnity Company
Hartford Funds Management Company, LLC	Maxum Specialty Services Corporation
Hartford Funds Management Group, Inc.	MPC Resolution Company LLC (a.k.a. "MPC")
Hartford Group Benefits Holding Company	New England Insurance Company
Hartford Holdings, Inc.	New England Reinsurance Corporation
Hartford Insurance Company of Illinois	New Ocean Insurance Co., Ltd.
Hartford Insurance Company of the Midwest	Northern Homelands Company
Hartford Insurance Company of the Southeast	Nutmeg Insurance Agency, Inc.
Hartford Integrated Technologies, Inc.	Nutmeg Insurance Company
Hartford International Life Reassurance Corp.	Pacific Insurance Company, Limited
Hartford Investment Management Co.	Property & Casualty Insurance Co. of Hartford
Hartford Life and Accident Insurance Company	Sentinel Insurance Company, Ltd.
Hartford Life and Annuity Insurance Company	Trumbull Flood Management, LLC
Hartford Life Insurance Company	Trumbull Insurance Company
Hartford Life International Holding Company	Twin City Fire Insurance Company

2.	Federal Income Tax Allocation

Estimated tax payments are made quarterly, at which time intercompany tax balances are settled. In the subsequent year, additional settlements are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $8,863,400 and $43,678,211 respectively, as of December 31, 2017 and $8,148,797 and $48,441,360 respectively, as of December 31, 2016.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2017	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$14,686,319,652	$974,679,315	$(12,199,904,057)	$3,461,094,910
Liability for deposit-type contracts	27,322,381	485,714,693	(4,499)	513,032,575
Policy and contract claim liabilities	170,509,249	32,270,719	(167,598,735)	35,181,233
Premium and annuity considerations	1,118,219,251	98,793,627	(987,068,482)	229,944,396
Death, annuity, disability and other benefits	1,049,822,086	115,831,353	(873,182,466)	292,470,973
Surrenders and other fund withdrawals	4,016,631,491	187,693,017	(452,535,068)	3,751,789,440

2016	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,737,668,338	$1,009,814,809	$(11,124,064,437)	$3,623,418,710
Liability for deposit-type contracts	31,932,206	714,653,231	(3,645)	746,581,792
Policy and contract claim liabilities	144,070,692	20,007,238	(142,964,875)	21,113,055
Premium and annuity considerations	1,248,178,977	109,299,565	(1,074,130,692)	283,347,850
Death, annuity, disability and other benefits	921,467,688	106,615,608	(764,521,986)	263,561,310
Surrenders and other fund withdrawals	4,383,813,770	184,833,390	(443,569,567)	4,125,077,593

2015	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,096,202,774	$1,032,533,433	$(10,423,928,459)	$3,704,807,748
Liability for deposit-type contracts	37,351,852	934,859,443	(1,817)	972,209,478
Policy and contract claim liabilities	173,742,873	19,580,979	(172,841,525)	20,482,327
Premium and annuity considerations	1,358,118,477	108,221,449	(1,153,228,469)	313,111,457
Death, annuity, disability and other benefits	990,762,200	267,631,533	(837,201,360)	421,192,373
Surrenders and other fund withdrawals	5,789,852,802	186,423,521	(424,779,950)	5,551,496,373

a. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to us, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on our financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2017, the Company has one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. This concentration, which is actively monitored, is as follows: reserve credits totaling $12.1 billion for Prudential offset by $9.0 billion of market value of assets held in trust, for a net exposure of $3.1 billion. As of December 31, 2016, the Company had one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. The concentration, which was actively monitored, was as follows: reserve credits totaling $11.0 billion for Prudential offset by $7.6 billion of market value of assets held in trust, for a net exposure of $3.4 billion.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $122.0 million in 2017, an increase of $2.3 million from the 2016 balance of $119.7 million. The total amount of reinsurance credits taken for this agreement was $187.7 million in 2017, an increase of $3.6 million from the 2016 balance of $184.1 million.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. As part of this transaction a reinsurance gain of approximately $600 million, before tax, was deferred and will be amortized over 20 years as earnings are estimated to emerge from the business reinsured. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and decreases of gain on inforce reinsurance on the Statements of Changes in Capital and Surplus, totaled $25.6 million, $29.2 million and $63.6 million for 2017, 2016 and 2015, respectively.

On June 30, 2014, HLIC’s parent, HLI, completed the sale of all of the issued and outstanding equity of HLIKK, a Japan affiliate, to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Concurrent with the sale, HLIKK recaptured certain risks that had been reinsured to the Company and HLIC by terminating intercompany agreements.

Upon closing, the Buyer is responsible for all liabilities for the recaptured business. The Company continues to provide reinsurance to the Buyer for approximately $0.5 billion of fixed payout annuities, as of December 31, 2017, related to the “3Win” product formerly written by HLIKK.

Under this agreement, the Buyer continues to cede the following: in-force “3Win” annuities which bundled guaranteed minimum accumulation benefits (“GMAB”), GMIB and GMDB product features and risks. The liability for this assumed reinsurance is presented within Liability for deposit-type contracts on the Statements of Admitted Assets, Liabilities and Capital and Surplus. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2017, 2016 and 2015.

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Investment management fees are charged by Hartford Investment Management Company and are a component of net investment income. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by the affiliate Hartford Fire Insurance Company.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

At December 31, 2017 and 2016, the Company reported $0 and $199,732, respectively, as receivables from and $13,126,682 and $5,659,200, respectively, as payables to parent, subsidiaries, and affiliates. The terms of the written settlement agreements require that these amounts be settled generally within 30 days.

The Company participates in an Intercompany Liquidity Agreement (the “Agreement”) that The Hartford entered into with its insurance company subsidiaries that are domiciled in the State of Connecticut. The Agreement allows for short-term advances of funds between Hartford affiliates for liquidity and other general corporate purposes. The Company had no issued and outstanding notes as of December 31, 2017 and 2016.

On October 19, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $550,000,000 from HLAI to HLIHC. HLAI paid the dividend on October 30, 2017.

On September 1, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $150,000,000 from HLAI to HLIHC. HLAI paid the dividend on September 14, 2017.

On January 5, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $300,000,000 from HLAI to HLIHC. HLAI paid the dividend on January 30, 2017.

On June 16, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $250,000,000 from HLAI to HLIHC. HLAI paid the dividend on July 15, 2016.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

On January 13, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $500,000,000 from HLAI to HLIC. HLAI paid the dividend on January 29, 2016.

On June 29, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to Hartford Life, Inc. ("HLI"). HLAI and HLIC paid these returns of capital on July 15, 2015.

On January 9, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to HLI. HLAI and HLIC paid these returns of capital on January 30, 2015.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

The Hartford maintains The Hartford Retirement Plan for U.S. employees, a U.S. qualified defined benefit pension plan (the “Plan”), that covers substantially all U.S. employees of the Company hired prior to January 1, 2013. The Hartford also maintains non-qualified pension plans to provide retirement benefits previously accrued that are in excess of Internal Revenue Code limitations. These plans shall be collectively referred to as the “Pension Plans."

Effective December 31, 2012, The Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the Plan, although interest will continue to accrue to existing account balances. Participants as of December 31, 2012 will continue to earn vesting credit with respect to their frozen accrued benefits as they continue to work. The freeze also applies to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess pension benefit plan for certain highly compensated employees.

For the years ended December 31, 2017, 2016 and 2015, the Company incurred expenses related to the Pension Plans of $41,450,436, $4,740,669 and $4,778,327, respectively, related to the allocation of the net periodic benefit cost, benefit payments and funding to the Pension Plans.

On June 30, 2017, The Hartford purchased a group annuity contract to transfer approximately $1.6 billion of its outstanding pension benefit obligations related to certain U.S. retirees, terminated vested participants, and beneficiaries to a third-party. In connection with this transaction, The Hartford made a $280 million contribution to the U.S. qualified pension plan in September, 2017 in order to maintain the plan's pre-transaction funded status.

On January 2, 2018, the assets of the plan previously invested in the separate accounts of HLIC were transferred to a third party custodian.

The Hartford also provides certain health care and life insurance benefits for eligible retired employees. The Hartford's contribution for health care benefits will depend upon the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap for certain retirees which limits average company contributions. The Hartford has prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates on or after January 1, 2002. As of December 31, 2012, The Hartford’s other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. The expenses allocated to the Company for other postretirement benefits were not material to the results of operations for 2017, 2016 and 2015.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Substantially all U.S. employees of the Company are eligible to participate in The Hartford Investment and Savings Plan under which designated contributions may be invested in a variety of investments including up to 10% in common stock of The Hartford. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Hartford also maintains a non-qualified savings plan, The Hartford Excess Savings Plan, with the same level of matching contributions excluding the non-elective contributions with respect to employee compensation in excess of the limit that can be recognized under the tax-qualified Investment and Savings Plan. Eligible compensation includes overtime and bonuses but is limited to a total of $1,000,000 annually. The cost allocated to the Company for the years ended December 31, 2017, 2016, and 2015 was $2,333,035, $1,863,183 and $1,663,096, respectively.

The Company participates in postemployment plans sponsored by, and included in the financial statements of, the Hartford Fire Insurance Company. These plans provide for medical and salary continuation benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for 2017, 2016, and 2015.

9. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. Dividends paid totaled $1.0 billion in 2017, and $750 million in 2016. No dividends were paid in 2015. For returns of capital, see Note 7. With respect to dividends to its parent HLIHC, the Company’s dividend limitation under the holding company laws of Connecticut is $320,188,919 in 2018. See Note 12 Other.

Unassigned Funds

The portion of unassigned funds reduced by each item below at December 31 was as follows:

	2017	2016
Unrealized capital losses, gross of tax	$(228,315,536)	$(107,705,057)
Nonadmitted asset values	331,131,052	752,945,336
Asset valuation reserve	34,894,589	36,012,232

10. Separate Accounts

The Company maintained Separate Account assets totaling $30,517,487,239 and $29,882,167,087 as of December 31, 2017 and 2016, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2017 and 2016, the Company’s Separate Account statement included legally insulated assets of $30,517,487,239 and $29,882,167,087, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Separate Account fees, net of minimum guarantees, were $603,735,208, $620,498,300 and $710,679,585 for the years ended December 31, 2017, 2016 and 2015, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2017 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2017	$—	$—	$—	$397,893,498	$397,893,498
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$30,404,420,780	$30,404,420,780
Amortized cost	—	—	—	—	—
Total reserves	$—	$—	$—	$30,404,420,780	$30,404,420,780
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	30,008,106,378	30,008,106,378
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	30,008,106,378	30,008,106,378
Not subject to discretionary withdrawal	—	—	—	396,314,402	396,314,402
Total	$—	$—	$—	$30,404,420,780	$30,404,420,780

Below is a reconciliation of net transfers from Separate Accounts as of December 31,

	December 31, 2017	December 31, 2016	December 31, 2015
Transfer to Separate Accounts	$397,893,498	$428,564,804	$493,301,666
Transfer from Separate Accounts	4,031,435,195	4,436,510,790	5,673,300,519
Net Transfer from Separate Accounts	(3,633,541,697)	(4,007,945,986)	(5,179,998,853)
Internal exchanges and other Separate Account activity	3,405,434	54,158,782	(29,214,533)
Transfer from Separate Accounts on the Statements of Operations	$(3,630,136,263)	$(3,953,787,204)	$(5,209,213,386)

11. Commitments and Contingent Liabilities

a. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

b. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2017, 2016, and 2015. The Company has a guaranty fund receivable of $363,597 and $637,238 as of December 31, 2017 and 2016, respectively.

c. Leases

As discussed in Note 7, transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by the Company was $918,538, $786,827 and $6,380,352 in 2017, 2016, and 2015, respectively. Future minimum rental commitments are immaterial.

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Hartford, Connecticut.

d. Tax Matters

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2014. The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described in Note 5.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company recorded benefits of $57,083,258, $43,690,668, and $87,245,687 related to the Separate Account DRD for the years ended December 31, 2017, 2016, and 2015, respectively.

e. Funding Obligations

At December 31, 2017 and 2016 the Company has outstanding commitments totaling $12,683,611 and $15,293,820, of which $625,361 and $849,920 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2017, $8,000,000 is related to commercial whole loans expected to fund in the first half of the following year. At December 31, 2017 and 2016, $4,058,250 and $14,443,900, respectively is related to various funding obligation associated with private placement securities.

12. Other

On December 3, 2017, the Company’s indirect parent, Hartford Holdings, Inc. (HHI) entered into a definitive agreement to sell Hartford Life, Inc. (HLI), the Company's indirect parent, together with HLI’s run-off life and annuity insurance subsidiaries (primarily HLIC and HLAI), to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement (the agreement), the investor group will form a limited partnership that will acquire HLI, a holding company and HLI’s life and annuity operating subsidiaries, including the Company. The transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals, and certain other conditions, including a pre-closing dividend to HHI expected to be $300 million, partly funded by a dividend from HLAI, in addition to dividends and contribution discussed below.

The agreement contains several provisions that are contingent upon the close of the transaction and, therefore, will be accounted for at the time of the closing of the sale. As a condition of the close, the Company and its affiliates will forego certain deferred tax assets associated with net operating loss carryovers and foreign tax credits that will be retained by The Hartford.

At close, HHI will pay the Company and its affiliates for certain assets that will be transferred to HHI related to the reallocation of alternative minimum tax credits and other tax settlements. Amounts paid to the Company and its affiliates for these assets will

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

be returned to HHI in the form of a dividend at the closing date. In addition, as part of the agreement, HHI will reimburse the Company for leakage as defined in the agreement, including making HLIC whole for certain decreases in statutory surplus before closing.

Immediately following the close of the transaction, the Company and HLIC intend to enter into a reinsurance agreement with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group, to reinsure the majority of the Company’s payout annuity contracts, along with certain structured settlement contracts and variable annuitizations. The net impact of this reinsurance transaction on the Company’s and HLIC’s results of operations and financial condition is expected to approximate the ceding commission to be received.

Following the sale, The Hartford will manage invested assets of the Company for an initial term of five years and provide transition services for an agreed upon time period. In addition, subsequent to closing, the Company will continue to collect revenue sharing fees from The Hartford’s mutual funds business related to Hartford HLS funds held in the Company’s Separate Accounts.

13. Subsequent Events

HLIC and HLAI received approval from the State of Connecticut Department of Insurance on January 22, 2018, to enter into an assumption reinsurance agreement effective February 1, 2018. Under this agreement HLIC will transfer approximately $4.5 billion of reserves and $0.1 billion of associated interest maintenance reserve liability along with cash and invested assets with a book value totaling $4.7 billion, equal to the liabilities, to HLAI. Certain payout annuities included in the reinsurance agreement are covered by guarantees from other affiliates of the Hartford, and these guarantees will transfer to HLAI under the transaction. This is considered a non-economic transaction and HLAI and HLIC expect no material impacts to surplus as a result of this transaction.

The Company has evaluated events subsequent to December 31, 2017, through April 10, 2018, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
(b)	(1)	(b) Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the re-designation of the Separate Account.(2)
	(2)	Not applicable.
	(3)	(a) Principal Underwriter Agreement.(3)
	(3)	(b) Form of Dealer Agreement.(3)
	(4)	(a) Form of Individual Flexible Premium Variable Annuity Contract (4)
	(4)	(b) Principal First (8)
	(4)	(c) Optional Death Benefit Enhancement Rider (8)
	(4)	(d) Amendatory Rider - Annuity Commencement Date Deferral Option (9)
	(5)	Form of Application.(4)
	(6)	(a) Articles of Incorporation of Hartford.(5)
	(6)	(b) Amended and Restated Bylaws of Hartford.(7)
	(7)	Not applicable.
	(8)	Form of Fund Participation Agreement.(6)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
	(10)	Consents of Deloitte & Touche LLP
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.
(1) Incorporated by reference to Item 24(b)(1)(a) of Post-Effective Amendment No. 2, to the Registration Statement File No. 33-73572, dated May 1, 1995.
(2) Incorporated by reference to Item 24(b)(1)(b) of Post-Effective Amendment No. 8, to the Registration Statement File No. 333-69429, filed on April 9, 2001.
(3) Incorporated by reference to Item 24(b)(3)(a) and Item 24(b)(3)(b) of Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73572, dated April 29, 1996.
(4) Incorporated by reference to Item 24(b)(4)(a) and Item 24(b)(5) of the initial filing to the Registration Statement File No. 333-69429, filed on December 22, 1999.
(5) Incorporated by reference to Item 24(b)(6)(a) of Post-Effective Amendment No. 7, to the Registration Statement File No. 333-69487, filed on April 9, 2001.
(6) Incorporated by reference to Item 24(b)(8) of Post-Effective Amendment No. 2, to the Registration Statement File No. 333-91931, dated August 25, 2000.
(7) Incorporated by reference to Item 24(b)(6)(b) of Post-Effective Amendment No. 7 to the Registration Statement File No. 333-176152, filed on April 25, 2014.
(8) Incorporated by reference to Item 24(b)(4)(b) and Item 24(b)(4)(c) of Post-Effective Amendment No. 30 to the Registration Statement File No. 333-69487, filed on April 23, 2012.
(9) Incorporated by reference to Item 24(b)(4)(d) of Post-Effective Amendment No. 23 to the Registration Statement File No. 333-91931, filed on December 1, 2015.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director
Diane Krajewski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director
Robert W. Paiano	Executive Vice President, Director
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
Sabra R. Purtill	Treasurer
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2018, there were 16,501 owners of qualified contracts and 29,373 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
Hartford Life and Annuity Insurance Company - Separate Account VLI
Hartford Life and Annuity Insurance Company - Separate Account VLII
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Nutmeg Life Insurance Company - Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Michael Chesman	Senior Vice President, Director of Taxes
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Kathleen E. Jorens	Vice President
Diane Krajewski	Director
Sabra R. Purtill	Treasurer
Robert Siracusa	Director
Mark M. Sosha	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 19, 2018.

Hartford Life and Annuity Insurance Company
Separate Account Ten (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chairman of the Board		Attorney-in-Fact

Hartford Life and Annuity Insurance Company
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chairman of the Board ,

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Executive Vice President, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer*	Date:	April 19, 2018

333-91931

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(26)	Organizational Chart
(99)	Power of Attorney